UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-06114

Cavanal Hill Funds

(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:      1-800-762-7085

Date of fiscal year end:      8/31

Date of reporting period:      8/31/22

Item 1. Reports to Stockholders.

Annual Report

August 31, 2022

U.S. Treasury Fund

Government Securities Money Market Fund

Limited Duration Fund

Moderate Duration Fund

Bond Fund

Strategic Enhanced Yield Fund

Ultra Short Tax-Free Income Fund

Mid Cap Diverse Leadership Fund

Opportunistic Fund

World Energy Fund

Hedged Income Fund

On January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Management Discussion of Fund Performance

3

Statements of Assets and Liabilities

22

Statements of Operations

26

Statements of Changes in Net Assets

30

Schedules of Portfolio Investments

36

Notes to the Financial Statements

66

Financial Highlights

76

Report of Independent Registered Public Accounting Firm

98

Additional Fund Information

100

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each non-Money Market Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-PORT. The Money Market Funds file completed Schedules of Portfolio Holdings with the Securities and Exchange Commission on Form N-NMFP. Schedules of Portfolio Holdings for the funds are available without charge on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Glossary of Terms

Bloomberg 1-Year Municipal Bond Index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years.

Bloomberg Asset-Backed Securities (ABS) Index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche.

Bloomberg U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS.

Bloomberg U.S. CMBS Investment Grade Index measures the market of U.S. Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300m. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are ERISA eligible under the underwriter’s exemption, and the non-US Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/ BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded.

Bloomberg U.S. Corporate Investment-Grade Index covers all publicly issued U.S. corporate, non-corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements, to qualify, bonds must be SEC-registered.

Bloomberg U.S. Intermediate Aggregate Bond Index is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years.

Bloomberg U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

Bloomberg U.S. Treasury 20+ Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 20+ years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg U.S. Treasury Index is an index of the public obligations of the U.S. Treasury with a remaining maturity of one year or more are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.

CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buywrite strategy using S&P 500 index call options.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations, and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years.

MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard.

Russell 1000® Index is designed to represent the performance of companies within specific sectors of the Russell 1000® Index. Methodology equally weights securities within each sector, mitigating security specific risk an offering balanced exposure to particular sectors.

Russell 2000® Index is designed to represent the performance of companies within specific sectors of the Russell 2000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Index is designed to represent the performance of companies within specific sectors of the Russell 3000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. The Russell 3000® Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings.

Russell 3000® Value Index is a market capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000 with lower price-to-book ratios and lower expected growth rates.

Russell Midcap® Index tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Secured Overnight Financing Rate (SOFR) is a measure of the cost of borrowing cash overnight collateralized by Treasury securities, the benchmark is fully transaction based, founded on a robust underlying market–actual transaction level data is provided by Bank of New York Mellon and an affiliate of the Depository Trust & Clearing Corporation, DTCC Solutions LLC.

Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is produced by Municipal Market Data (MMD), which is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDO’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

Standard & Poor 500 Index (S&P 500 Index) is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

The above indices are unmanaged and do not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region.

Yield to Worst (YTW) is lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond.

Organization of Petroleum Exporting Countries (OPEC) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

Money Market Funds (Unaudited)

Investment Concerns

You could lose money by investing in the funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor has no legal obligation to provide financial support to the funds, and you should not expect that the sponsor will provide financial support to the funds at any time.

Market Conditions

The skies finally cleared for the money market fund industry this year as the Federal Open Market Committee (FOMC) began to roll back the monetary accommodation triggered by the COVID 19 pandemic in March 2020. In March 2022, the FOMC raised the federal funds target rate range 25 basis points (0.25%) to 0.25 - 0.50%. It continued to raise rates at each subsequent meeting, including 75-basis-point moves in June and July. The Crane 100 Money Fund Index ended August at 2%, the highest level since June 2019. Additional interest rate hikes are expected as current inflation expectations far exceed those of only six months ago.

Russia’s unanticipated invasion of Ukraine in February had severe macroeconomic shocks for Europe, particularly as it concerned energy. But it did not deter the FOMC from raising short-term rates.

Before beginning to raise rates in early 2022, the Fed anchored interest rates near zero making it difficult to generate yield. The Securities and Exchange Commission (SEC) is expected to announce its final rule regarding new money market reforms in October. While the full effect is yet unknown, some large money market sponsors are urging the SEC to modify the proposed rule.

The U.S. Treasury Fund and the Government Securities Money Market Fund

Both of our money market funds had short weighted average maturities (WAM’s) going into the current rising rate environment. This allows each interest rate increase to be quickly reflected in portfolio yields. In the Government Securities Money Market Fund, we also maintained an allocation to Secured Overnight Financing Rate (SOFR) floating rate notes, which also quickly reflect interest rate moves. According to Money Fund Intelligence, the weighted average maturity for taxable money market funds was 18 days at the end of August, down from 36 days at the start of the year and the lowest level ever.

While interest rates were anchored near zero, earning any yield at all was a struggle, and with expenses taken into consideration, most money market funds yielded zero or almost zero until the FOMC began its interest rate increase campaign. We believed that rates would rise in 2022, and toward the end of 2021 we began preparing the funds for that possibility, with very sizable amounts of cash in overnight repurchase agreements and floating rate notes. Once the FOMC began raising rates in March, we kept maturities short so as to seek to capture each subsequent increase quickly.*

While interest rates were almost zero, we occasionally extended duration out the curve but there was little value to be had. Keeping the portfolios relatively short prepared them for rising rates.*

Overnight repurchase agreements and floating rate notes quickly reflected rising rates. This summer, our Government Securities Money Market Fund began investing in repo with the Federal Reserve Bank of New York, which has a somewhat higher interest rate than many corporate issuers.*

Longer duration securities, purchased before interest rates began going up, acted as a drag on returns once levels started rising.*

Outlook

Over the near term, markets reflect the assumption that interest rates will keep rising into next year, and we share that assumption. The FOMC still has work to do on the inflationary front, and more increases will be required.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Fund Goal

 We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the year ended August 31, 2022, the Limited Duration Fund A Shares (at NAV) returned -5.63%; Investor Shares returned -5.72%, while the Institutional Shares returned -5.51%. The Fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index1 posted a total return of -5.82%.

Market Conditions

The 12-month period ended August 31, 2022 provided a stark contrast to the year prior in the financial markets. The highest inflation readings seen in a generation pushed the Federal Reserve to reverse course and begin implementing more restrictive monetary policy. In the face of tighter Fed policy, nearly all financial assets suffered steep declines over the period.

With the backdrop of high inflation and rising rates, fixed income assets delivered historically poor returns. Credit spreads also widened during the period as economic growth weakened, causing credit sectors to underperform. Conservatively positioned portfolios with respect to both duration and credit exposure (short duration and higher credit quality) provided the best opportunity to outperform.

Fund Strategy

The Fund maintained a shorter duration than its benchmark during the year, which was the primary driver of its modest outperformance versus the benchmark as interest rates rose sharply. Though the Fund maintained a high quality bias, the benchmark is heavily underweighted to government sectors so any overweight to credit sectors resulted in headwinds as credit spreads widened during the period. The Fund had fairly large allocations to the non-agency residential mortgage-backed securities and non-agency asset-backed securities sectors, which modestly detracted as both sectors experienced spread widening.*

We expect economic growth and inflation to slow over the near to medium term. Accordingly, we believe it is wise to move portfolios into higher credit quality and more liquid securities and we continue to do so. We also favor selectively adding to duration as interest rates have risen significantly. We believe the Fund should perform well in a slowing growth and slowing inflation environment.*

Outlook

With the Fed already well into its rate-hiking campaign and further increases priced into the market, we believe that most of the price declines on the longer end of the yield curve should now be behind us. The Fed is increasing interest rates in an economy that has already decelerated and the lagged nature of the impact from rising interest rates portends a more significant slowdown ahead.

Though inflation readings remain very high, the relatively aggressive tightening of monetary policy from the Fed should eventually be effective at bringing inflation down. The strong U.S. dollar combined with deceleration in rate-sensitive sectors of the economy (housing and autos) should have a strong deflationary impact over the near and medium term.

With economic growth weakening and the Fed following through on its goal of getting inflation back down to 2%, the environment for fixed income assets appears very constructive. With interest rates near their highest levels in more than a decade, expected returns from fixed income look relatively attractive. If the economy does indeed slow further and if inflation recedes, then there also appears to be the potential for price appreciation.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Index Description

The performance of the Limited Duration Fund is measured against the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Funds’ prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2022	1 Year	5 years	10 Year
A Shares (at NAV)[1]	(5.63)%	0.58%	0.97%
A Shares (with 2.00% maximum load)[1]	(7.54)%	0.16%	0.77%
Investor Shares	(5.72)%	0.54%	0.93%
Institutional Shares	(5.51)%	0.80%	1.19%
ICE BofA ML 1-5 Year US Corporate/Government Index	(5.82)%	0.89%	1.12%
Lipper Short Investment Grade Debt Funds Average[2]	(4.54)%	0.99%	1.11%

Expense Ratios
			Gross
A Shares			0.86%
Investor Shares			1.01%
Institutional Shares			0.76%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Moderate Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than five years.

For the year ended August 31, 2022, the Moderate Duration Fund A Shares (at NAV) returned -8.54%; Investor Shares returned -8.63%, while the Institutional Shares returned -8.31%. The Fund’s benchmark, the Bloomberg U.S. Intermediate Aggregate Bond Index1, showed total return of -8.76%.

Market Conditions

The 12-month period ended August 31, 2022 provided a stark contrast to the year prior in the financial markets. The highest inflation readings seen in a generation pushed the Federal Reserve to reverse course and begin implementing more restrictive monetary policy. In the face of tighter Fed policy, nearly all financial assets suffered steep declines over the period.

With the backdrop of high inflation and rising rates, fixed income assets delivered historically poor returns. Credit spreads also widened during the period as economic growth weakened, causing credit sectors to underperform. Conservatively positioned portfolios with respect to both duration and credit exposure (short duration and higher credit quality) provided the best opportunity to outperform.

Fund Strategy

The Fund maintained a shorter duration than its benchmark during the year, which was the primary driver of its modest outperformance versus the benchmark as interest rates rose sharply. Though the Fund maintained a high quality bias, the benchmark is heavily underweighted to government sectors so any overweight to credit sectors resulted in headwinds as credit spreads widened during the period. The Fund had fairly large allocations to the taxable municipal and non-agency asset-backed securities sectors, which modestly detracted as both sectors experienced spread widening.*

We expect economic growth and inflation to slow over the near to medium term. Accordingly, we believe it is wise to move portfolios into higher credit quality and more liquid securities and we continue to do so. We also favor selectively adding to duration as interest rates have risen significantly. We believe the Fund should perform well in a slowing growth and slowing inflation environment.*

Outlook

With the Fed already well into its rate-hiking campaign and further increases priced into the market, we believe that most of the price declines on the longer end of the yield curve should now be behind us. The Fed is increasing interest rates in an economy that has already decelerated and the lagged nature of the impact from rising interest rates portends a more significant slowdown ahead.

Though inflation readings remain very high, the relatively aggressive tightening of monetary policy from the Fed should eventually be effective at bringing inflation down. The strong U.S. dollar combined with deceleration in rate-sensitive sectors of the economy (housing and autos) should have a strong deflationary impact over the near and medium term.

With economic growth weakening and the Fed following through on its goal of getting inflation back down to 2%, the environment for fixed income assets appears very constructive. With interest rates near their highest levels in more than a decade, expected returns from fixed income look relatively attractive. If the economy does indeed slow further and if inflation recedes, then there also appears to be the potential for price appreciation.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Moderate Duration Fund (Unaudited)

Index Description

The performance of the Moderate Duration Fund is measured against the Bloomberg U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2022	1 Year	5 years	10 Year
A Shares (at NAV)[1]	(8.54)%	0.19%	1.43%
A Shares (with 2.00% maximum load)[1]	(10.37)%	(0.20)%	1.22%
Investor Shares	(8.63)%	0.17%	1.39%
Institutional Shares	(8.31)%	0.44%	1.66%
Bloomberg U.S. Intermediate Aggregate Bond Index	(8.76)%	0.58%	1.23%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	(6.18)%	0.82%	1.10%

Expense Ratios
			Gross
A Shares			1.15%
Investor Shares			1.29%
Institutional Shares			1.04%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Bond Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average maturity of three years or more and generally no longer than 10 years.

For the year ended August 31, 2022, the Bond Fund A Shares (at NAV) returned -11.63%; the Investor Shares returned -11.63%; and the Institutional Shares returned -11.35%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, showed a total return of -11.52%.

Market Conditions

The 12-month period ended August 31, 2022 provided a stark contrast to the year prior in the financial markets. The highest inflation readings seen in a generation pushed the Federal Reserve to reverse course and begin implementing more restrictive monetary policy. In the face of tighter Fed policy, nearly all financial assets suffered steep declines over the period.

With the backdrop of high inflation and rising rates, fixed income assets delivered historically poor returns. Credit spreads also widened during the period as economic growth weakened, causing credit sectors to underperform. Conservatively positioned portfolios with respect to both duration and credit exposure (short duration and higher credit quality) provided the best opportunity to outperform.

Fund Strategy

The Fund maintained a shorter duration than its benchmark during the year, which helped mitigate the underperformance versus the benchmark, as interest rates rose sharply. Though the Fund maintained a high quality bias, the benchmark is heavily underweighted to government sectors so any overweight to credit sectors resulted in headwinds as credit spreads widened during the period. The Fund had fairly large allocations to the taxable municipal and non-agency asset-backed securities sectors, which modestly detracted as both sectors experienced spread widening.*

We expect economic growth and inflation to slow over the near to medium term. Accordingly, we believe it is wise to move portfolios into higher credit quality and more liquid securities and we continue to do so. We also favor selectively adding to duration as interest rates have risen significantly. We believe the Fund should perform well in a slowing growth and slowing inflation environment.*

Outlook

With the Fed already well into its rate-hiking campaign and further increases priced into the market, we believe that most of the price declines on the longer end of the yield curve should now be behind us. The Fed is increasing interest rates in an economy that has already decelerated and the lagged nature of the impact from rising interest rates portends a more significant slowdown ahead.

Though inflation readings remain very high, the relatively aggressive tightening of monetary policy from the Fed should eventually be effective at bringing inflation down. The strong U.S. dollar combined with deceleration in rate-sensitive sectors of the economy (housing and autos) should have a strong deflationary impact over the near and medium term.

With economic growth weakening and the Fed following through on its goal of getting inflation back down to 2%, the environment for fixed income assets appears very constructive. With interest rates near their highest levels in more than a decade, expected returns from fixed income look relatively attractive. If the economy does indeed slow further and if inflation recedes, then there also appears to be the potential for price appreciation.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Bond Fund (Unaudited)

Index Description

The performance of the Bond Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2022	1 Year	5 years	10 Year
A Shares (at NAV)[1]	(11.63)%	0.07%	1.04%
A Shares (with 2.00% maximum load)[1]	(13.36)%	(0.33)%	0.84%
Investor Shares	(11.63)%	0.04%	1.02%
Institutional Shares	(11.35)%	0.31%	1.27%
Bloomberg U.S. Aggregate Bond Index	(11.52)%	0.52%	1.35%
Lipper Core Bond Funds Average[2]	(11.94)%	0.52%	1.38%

Expense Ratios
			Gross
A Shares			0.82%
Investor Shares			0.97%
Institutional Shares			0.72%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Strategic Enhanced Yield Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to achieve optimal risk-adjusted return by tapping into multi-sector opportunities created by market inefficiencies. We focus on out-of-favor sectors, searching for individual securities that we believe are likely to outperform the market. The Fund typically has a substantial allocation to mortgage- backed securities and other securitized products. We have the freedom to invest in a broad range of credit ratings and durations.

For the year ended August 31, 2022, the Strategic Enhanced Yield Fund A Shares (at NAV) returned -9.91% the Investor Shares returned -9.93% and the Institutional Shares returned -9.78%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, showed a total return of -11.52%.

Market Conditions

The 12-month period ended August 31, 2022 provided a stark contrast to the year prior in the financial markets. The highest inflation readings seen in a generation pushed the Federal Reserve to reverse course and begin implementing more restrictive monetary policy. In the face of tighter Fed policy, nearly all financial assets suffered steep declines over the period.

With the backdrop of high inflation and rising rates, fixed income assets delivered historically poor returns. Credit spreads also widened during the period as economic growth weakened, causing credit sectors to underperform. Conservatively positioned portfolios with respect to both duration and credit exposure (short duration and higher credit quality) provided the best opportunity to outperform.

Fund Strategy

The Fund maintained a shorter duration than its benchmark during the year, which was the primary driver of its outperformance versus the benchmark as interest rates rose sharply. The Fund had a heavy weighting to the non-agency mortgage-backed securities and non-agency asset-backed securities markets. It also has a large allocation to the corporate sector. These allocations were headwinds as all three sectors experienced spread widening.*

We expect economic growth and inflation to slow over the near to medium term. Accordingly, we believe it is wise to move portfolios into higher credit quality and more liquid securities and we continue to do so. We also favor selectively adding to duration as interest rates have risen significantly. We believe the Fund should perform well in a slowing growth and slowing inflation environment.*

Outlook

With the Fed already well into its rate-hiking campaign and further increases priced into the market, we believe that most of the price declines on the longer end of the yield curve should now be behind us. The Fed is increasing interest rates in an economy that has already decelerated and the lagged nature of the impact from rising interest rates portends a more significant slowdown ahead.

Though inflation readings remain very high, the relatively aggressive tightening of monetary policy from the Fed should eventually be effective at bringing inflation down. The strong U.S. dollar combined with deceleration in rate-sensitive sectors of the economy (housing and autos) should have a strong deflationary impact over the near and medium term.

With economic growth weakening and the Fed following through on its goal of getting inflation back down to 2%, the environment for fixed income assets appears very constructive. With interest rates near their highest levels in more than a decade, expected returns from fixed income look relatively attractive. If the economy does indeed slow further and if inflation recedes, then there also appears to be the potential for price appreciation.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Strategic Enhanced Yield Fund (Unaudited)

Index Description

The performance of the Strategic Enhanced Yield Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2022	1 Year	Since Inception (12/26/2017)
A Shares (at NAV)[1]	(9.91)%	0.95%
A Shares (with 2.00% maximum load)[1]	(11.70)%	0.52%
Investor Shares	(9.93)%	1.02%
Institutional Shares	(9.78)%	1.18%
Bloomberg U.S. Aggregate Bond Index	(11.52)%	0.65%
Lipper Multi-Sector Income Funds Average[2]	(9.69)%	1.14%
Expense Ratios
		Gross
A Shares		1.53%
Investor Shares		1.67%
Institutional Shares		1.43%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Ultra Short Tax-Free Income Fund (Unaudited)

Fund Goal

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities, with at least 65% of the Fund’s assets invested in securities that are rated within the three highest long-term or highest short-term rating categories at the time of purchase. The Fund normally maintains a dollar-weighted average maturity of one day to one year.

For the year ended August 31, 2022, the Ultra Short Tax-Free Fund A Shares (at NAV) returned -0.85%; the Investor Shares returned -0.95% and the Institutional Shares returned -0.74%. The Fund’s benchmark, the Bloomberg 1-Year Municipal Bond Index1, showed a total return of -1.59%.

Market Conditions

The Federal Reserve’s pledge to fight the rising inflation rate was the biggest economic story for the period. Price stability is one of the Fed’s mandates and the central bank was faced with a consumer price index (CPI) that increased steadily during the year, ultimately hitting a year-over-year increase of 9.1% in June, the largest gain since the end of 1981. Although the reading fell to 8.5% in July, it is still well above the Fed’s target of 2% inflation.

In response to the rampant increase in inflation, the Fed announced at the beginning of 2022 that it would begin raising the overnight lending rate and initiated an aggressive tightening cycle at the March meeting of the Federal Open Market Committee. The rate hikes at subsequent meetings brought the total increase to 2.25% through the end of the Fund’s fiscal year. In addition to price stability, the Fed’s other mandate is full employment and that aspect of the economy continued to be quite strong. The unemployment rate ended the period at 3.7% and nonfarm payrolls grew by a monthly average of 487,000 through the year.

The short end of the municipal market responded as expected to the Fed’s aggressive tightening, as yields moved considerably higher throughout the period. The SIFMA index, which is an average of yields on variable rate demand notes (VRDNs), started the period at a paltry 0.02%, but began rising in the spring of 2022 and ultimately reached 1.83% in August, the highest level since April 2020. The fixed rate portion in the short end of the muni market also rose dramatically in the period, as yields in the one-year maturity range moved up about 200 basis points (2.0%).

Although the Russian invasion of Ukraine initially rattled global financial markets, it ultimately had very little impact on the short end of the muni market.

While the rapid rise in rates caused some uneasiness in early 2022 in the short end of the muni market, investors eventually appreciated higher yields after enduring the low-rate environment of recent years. Buying opportunities surfaced throughout the year as rates rose. The VRDN yields rose in conjunction with the Fed’s tightening cycle and investors were also able to lock in fixed-rate paper at attractive levels as rates rose.

The biggest challenge in a rising rate environment is deciding how aggressive to be in purchasing fixed paper. VRDNs provide a nice alternative for investors while they wait on fixed-rate opportunities, as variable rates tend to rise with either a daily or weekly reset.

Fund Strategy

The Fund’s relatively short duration proved to be very effective for the period as the Fund outperformed the benchmark. The mix of VRDNs and fixed-rate paper was a successful strategy in a rising rate environment.*

Outlook

The Fed has maintained its stance of continuing to raise rates until the inflation rate shows signs of getting closer to the 2% target. We expect yields in the short end of the muni market to move higher in conjunction with the overnight lending rate.

The Fund will continue to look for opportunities to lock in fixed-rate paper at attractive levels, while maintaining a core position of VRDNs, as those rates can be expected to reset higher as the Fed maintains its tightening cycle.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Ultra Short Tax-Free Income Fund (Unaudited)

Index Description

The performance of the Ultra Short Tax-Free Fund is measured against the Bloomberg 1-Year Municipal Bond Index, an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2022	1 Year	Since Inception (12/26/2017)
A Shares (at NAV)[1]	(0.85)%	(0.01)%
A Shares (with 2.00% maximum load)[1]	(1.83)%	(0.22)%
Investor Shares	(0.95)%	0.19%
Institutional Shares	(0.74)%	0.49%
Bloomberg 1-Year Municipal Bond Index	(1.59)%	1.00%
Lipper Short Municipal Debt Funds Average[2]	(2.75)%	0.67%
Expense Ratios
		Gross
A Shares		0.92%
Investor Shares		1.07%
Institutional Shares		0.82%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Mid Cap Diverse Leadership Fund (Unaudited)

Fund Goal

We seek to provide positive investment return, net of taxes, by investing at least 80% of net assets in a diversified portfolio of common stocks of Mid Cap U.S. companies that demonstrate governance diversity and leadership. The Fund defines mid-cap securities as those that are included in the Russell MidCap® Index1 at the time of purchase.

For the year ended August 31, 2022, the Mid Cap Diverse Leadership Fund A Shares (at NAV) returned -9.33%; C Shares returned -9.97% and Investor Shares returned -9.32%, while the Institutional Shares returned -9.05%. The Fund’s benchmark, the Russell MidCap® Index1, showed total return of -14.82%.

Market Conditions

During the Fund’s fiscal year, from September 2021 through August 2022, the dominant themes included persistent and rising inflation, concerns regarding central banks pivoting on monetary policy and beginning to aggressively raise interest rates, and ongoing shortages of global goods and labor.

Despite earlier expectations that inflation would be transitory, the Federal Reserve finally admitted that rising prices were persisting. Consequently, in 2022, the Fed pivoted hard and played an aggressive game of catch-up. In addition to quantitative tightening by reducing assets from its balance sheet, the Fed’s four interest rate hikes from March through July raised the federal funds rate from near zero in January to a range of 2.25% to 2.50% by July, with another 0.75-percentage-point hike anticipated for September.

The economic recovery that was still strong late in 2021 gave way to two consecutive quarters of declining real U.S. gross domestic product in the first half of 2022. Despite a robust U.S. labor market and ongoing strength in consumer spending, the uneven global economic recovery was hampered by the impact of ongoing supply chain disruptions and a persistent COVID-19-related labor shortage.

The Russian invasion of Ukraine sent alreadysoaring oil prices even higher. This exacerbated the economic slowdown already underway outside the U.S. along with global inflationary forces.

In this historically difficult environment, value stocks and mega-cap stocks outperformed. On a sector basis, energy stocks outperformed, rising 75% for the annual period through August 31, 2022, in stark contrast to the 11% decline in the S&P 500 Index. Utilities, a classic defensive sector, also did well, gaining 11%. On the flip side, small caps and growth stocks underperformed. Among sectors, communication services stocks trailed significantly, declining 35%.

Fund Strategy

The surge in inflationary pressures and the Federal Reserve’s actions to contain it were the main drivers of financial markets for the end of 2021 and the first half of 2022. In addition, the Russian invasion of Ukraine only added to problems as a significant amount of global energy supply was taken off line, driving oil and natural gas prices higher. Our exposure to the energy sector during this period served as a tailwind and our preference for highquality, profitable businesses though the market downturn helped to reduce some of the potential drawdowns seen in riskier parts of the market.*

From a market cap perspective, we are in line with the benchmark. Our sector allocations varied significantly over the past 12 months; but, as a whole, we leaned on over-weights to technology, consumer discretionary, financials, and industrials. Conversely, we had under-weights to materials, utilities, communication services, and health care. Sector performance reversed course during the early 2022 market sell-off with consumer sensitive and technology industries turning especially negative. Overall, we benefited from the technology and industrial overweights but the underweights in other sectors were more punitive. In total, about 27 basis points (0.27%) of performance were detracted versus the benchmark due to sector allocations.

Our style allocation generated positive performance over the past 12 months. Owning more valueoriented stocks, with lower earnings multiples relative to the benchmark, contributed around 50 basis points. Likewise, a bias towards higherquality, lower-risk names added another 20 basis points. In terms of detractors, the benchmark’s cap-weighting methodology helped to shield it from some of the market volatility relative to the fund. This subtracted around 20 basis points. However, in total, style allocations added roughly 70 basis points for the year.

We managed our exposure to the cyclical areas of the market, including the energy and industrials sectors, as the economy continued to rebound after the pandemic shutdowns. In particular, our top individual contributor was an energy stock that jumped as oil and gas prices surged higher in 2022. As well, stocks in the technology and semiconductor industries added to performance. Stock selection was the biggest factor in the past 12 months of outperformance. Holding on to high-quality assets in this down-market environment helped to add more than 500 basis points versus the benchmark.

Stocks that were highly sensitive to consumer spending and those with the highest valuations produced the greatest drag on the portfolio over the past year. However, the bulk of that underperformance came in the market sell-off, when growth companies were punished the most in response to interest rate hikes.

Outlook

Macroeconomic data will likely continue to slow from here. However, the U.S. still appears to be in a better position than other markets. The primary source of uncertainty is over where the struggle between the economy, inflation, and the Fed will eventually land. Until more clarity arrives on that subject, we are maintaining a fairly neutral sector weighting. In terms of factor themes, however, we are maintaining our preference for high quality companies going forward.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Mid Cap Diverse Leadership Fund (Unaudited)

Index Description

The performance of the Mid Cap Diverse Leadership Fund is measured against the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investor cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The value of the Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2022	1 Year	5 Years	Since Inception (12/30/2016)
A Shares (at NAV)[1]	(9.33)%	8.83%	8.48%
A Shares (with 2.00% maximum load)[1]	(11.16)%	8.39%	8.10%
C Shares[1]	(9.97)%	8.01%	7.55%
Investor Shares	(9.32)%	8.80%	8.44%
Institutional Shares	(9.05)%	9.11%	8.71%
Russell MidCap Index	(14.82)%	9.17%	9.65%
Lipper Mid-Cap Core Funds Average[2]	(9.01)%	7.72%	7.91%

Expense Ratios
			Gross
A Shares			12.13%
C Shares			13.03%
Investor Shares			12.28%
Institutional Shares			12.03%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2016.

Opportunistic Fund (Unaudited)

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, exchange traded funds (ETFs), which may include leveraged and inverse ETFs, options, commodities, and money market funds. The Fund's management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles.

For the year ended August 31, 2022, the Opportunistic Fund’s A Shares (at NAV) returned -18.79%; the C Shares returned -19.41%; the Investor Shares returned -18.75%, and the Institutional Shares returned -18.53%. The Fund’s benchmarks, the S&P 500 Index1 and the HFRX Equity Hedge Index1, posted total returns of -11.23% and -0.78%, for the same time period.

Market Conditions

During the Fund’s fiscal year, from September 2021 through August 2022, the dominant themes included persistent and rising inflation, concerns regarding central banks pivoting on monetary policy and beginning to aggressively raise interest rates, and ongoing shortages of global goods and labor.

Despite earlier expectations that inflation would be transitory, the Federal Reserve finally admitted that rising prices were persisting. Consequently, in 2022, the Fed pivoted hard and played an aggressive game of catch-up. The Fed’s four interest rate hikes from March through July raised the federal funds rate from near zero in January to a range of 2.25% to 2.50% by July, with another 0.75-percentage-point hike anticipated for September. Additionally, the Fed initiated its quantitative tightening program and began reducing assets from its balance sheet.

The economic recovery that was still strong late in 2021 gave way to two consecutive quarters of declining real U.S. gross domestic product in the first half of 2022. Despite a robust U.S. labor market and ongoing strength in consumer spending, the uneven global economic recovery was hampered by the impact of ongoing supply chain disruptions and a persistent COVID-19-related labor shortage.

The Russian invasion of Ukraine sent alreadysoaring oil prices even higher. This exacerbated the economic slowdown already underway outside the U.S. along with global inflationary forces.

In this historically difficult environment, value stocks and mega-cap stocks outperformed. On a sector basis, energy stocks outperformed, rising 75% for the annual period through August 31, 2022, in stark contrast to the 11% decline in the S&P 500 Index. Utilities, a classic defensive sector, also did well, gaining 11%.

On the flip side, small caps and growth stocks underperformed. Among sectors, communication services stocks trailed significantly, declining 35%.

Fund Strategy

We believe attractive investment opportunities often arise where Wall Street research is lacking. We use bottom-up research to identify opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can lead to fluctuations of the Fund’s net risk exposure over time.*

We may use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may raise cash to lower our net market exposure. We track and modulate the Fund’s stock market exposure based on our view of market conditions and investment opportunities.*

The institutional shares of the Fund returned -18.53% for the year, compared with the Fund’s benchmark, the HFRX Equity Hedge Index, which declined less than 1%. The Fund’s peers evidently neutralized their market exposure, as reflected by a generally flat return for the 12-month period.*

We increased market exposure during the back half of calendar 2021 while decreasing it during the course of calendar 2022. Additionally, we positioned the Fund defensively with regard to market capitalization, beta (market risk exposure), and sector allocations. The Fund’s defensive positioning was a major headwind during the two-month-long bear market rally that began in June 2022. However, that headwind then reversed as the market began to sell off in mid-August.*

The greatest positive impact on performance came from our large overweight to energy, along with stock selection in energy and technology.*

In terms of negative factors, our overweight to software and stock selection in higher-beta (more volatile), low-to-no-profitability stocks were problematic.*

Outlook

We believe the risk/reward balance is skewed to the downside. The Fed’s continued hawkish monetary stance, including continued quantitative tightening, provides a headwind for stocks. Meanwhile, earnings estimates have remained relatively buoyant over the past nine months despite significant accelerating risks to the economy.

Overall, we remain bearish on the stock market. Thus, the Fund remains defensively positioned while maintaining a healthy cash balance, both to lower market exposure and to provide capital for future purchases once opportunities arise.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Opportunistic Fund (Unaudited)

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-theart quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/2022	1 Year	5 years	Since Inception (9/1/11)
A Shares (at NAV)[1]	(18.79)%	1.40%	5.07%
A Shares (with 2.00% maximum load)[1]	(20.44)%	0.99%	4.86%
C Shares[1]	(19.41)%	0.63%	4.44%
Investor Shares	(18.75)%	1.41%	5.04%
Institutional Shares	(18.53)%	1.67%	5.35%
S&P 500 Index	(11.23)%	11.82%	13.64%
HFRX Equity Hedge Index	(0.78)%	3.63%	2.92%
Lipper Absolute Return Funds Average[2]	(6.90)%	1.79%	2.06%

Expense Ratios
Gross
A Shares	1.76%
C Shares	2.66%
Investor Shares	1.87%
Institutional Shares	1.64%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class C Shares performance reflects the Fund’s no- Load Investor class (“Investor Shares”) for periods prior to December 31, 2014. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

World Energy Fund (Unaudited)

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy- related financial instruments issued in the U.S. and markets around the world.

For the year ended August 31, 2022, the World Energy Fund’s A Shares (at NAV) posted a total return of 43.54%; the C Shares returned 42.42%; the Investor Shares returned 43.38% and the Institutional Shares posted a total return of 43.81%. The Fund’s benchmarks, the S&P 500 Index1 and the MSCI World Energy Index1 returned -11.23% and 55.70%, respectively.

Oil Market Backdrop

During the past year, we experienced a global economic recovery as activities normalized, with people returning to work and resuming travel. However, the restart from COVID lockdowns was uneven, and it revealed that global supply chains were unprepared. Travel rebounded, with domestic flights approaching pre-COVID levels after a 90%+ reduction in passenger volumes when COVID shut the world down in 2020.

Economic activity was strong, particularly in the first half of the fiscal year, and despite a decline in the real U.S. gross domestic product in the first half of calendar 2022, the global economy grew overall, leading to an increase in demand for oil products.

Inflation soared to 40-year highs during the period. Year-over-year inflation peaked above 9% in June 2022 and remains elevated despite recent signs of easing. This resulted from a combination of aggressive fiscal and monetary stimulus programs introduced in 2020, pent up consumer demand, and global supply chain disruptions exacerbated by China’s zero-COVID policy and the Russian invasion of Ukraine in February 2022.

After being slow to respond, assuming that inflation would be transitory, the Federal Reserve has played an aggressive game of catch-up in 2022, with the fastest rate hike in decades, with four rate increases from March through July for a total of 225 basis points (2.25 percentage points) thus far. An additional 75-basis-point hike is anticipated for September.

Crude oil and natural gas prices were robust, providing a solid backdrop for energy-related equities. The current economic recovery, uneven as it is, has been a tailwind for demand for fossil fuels, particularly given the significant impact of the Russian invasion of Ukraine on commodity prices. The interruption of Russian oil and natural gas exports to Europe has created a regional energy crisis, particularly in Germany, which is highly dependent on Russian natural gas.

During the year, the energy sector outperformed the broader market. Bonds had a rough year, with the Bloomberg U.S. Aggregate Bond Index off significantly. Accordingly, despite strong returns among our investments in fossil fuels, the weak performance of bonds and alternative energy stocks within the Fund detracted significantly from relative returns during the year.

Fund Strategy

The Fund is able to invest in a variety of instruments, including common stocks and fixed income securities. We allocate the Fund’s assets in search of the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

We were aggressively positioned for most of the year. However, that has left us with about 5%-10% allocated to fixed income, which underperformed energy equities significantly. While the Bloomberg U.S. Aggregate Bond Index was down 11% in the period, the Russell 3000 Energy Index returned more than 71%.*

Alternative energy also detracted from performance. Wind and solar were hit with sell-offs during the year as it became clear that the energy transition in Europe from fossil fuels to wind/solar/hydrogen had become somewhat of a disaster, leaving little backup as power costs in the region soared. In addition, input costs for wind and solar manufacturers increased during a challenging year as the global supply chain didn’t function normally.*

Overall, in a banner year for fossil fuels, our investments in alternatives and fixed income significantly detracted from relative performance.*

On the positive side, our investments in oil and gas exploration and production companies as well as service companies provided positive absolute returns for the year.*

Outlook

We anticipate continued volatility. However, we remain bullish on energy, particularly fossil fuel stocks. The market still faces challenges, and a recession would depress demand for fossil fuels, which is a major risk. In the event of a severe global recession, we would expect lower fossil fuel prices on dampened demand.

Looking ahead, we still see value in fossil fuel stocks. We also believe there is considerable opportunity in alternatives, namely wind, solar, hydrogen, and electric vehicles (EVs), including lithium and other components that go into EVs.

In terms of the portfolio’s positioning, we are overweight services as well as exploration and production companies. We are also maintaining a 12% allocation to alternative energy stocks as they benefit from the decarbonization of the global economy.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

World Energy Fund (Unaudited)

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Midand small-cap companies may be more vulnerable to adverse business or economic developments. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

			Since
			Inception
For the periods ended 8/31/2022	1 Year	5 years	(2/3/2014)
A Shares (at NAV)[1]	43.54%	10.83%	3.97%
A Shares (with 2.00% maximum load)[1]	40.68%	10.39%	3.73%
C Shares[1]	42.42%	10.01%	3.20%
Investor Shares	43.38%	10.82%	3.96%
Institutional Shares	43.81%	11.13%	4.25%
S&P 500 Index	(11.23)%	11.82%	12.17%
MSCI World Energy Index	55.70%	8.24%	3.01%
Lipper Global Natural Resources Funds Average[2]	28.93%	7.50%	1.30%

Expense Ratios
			Gross
A Shares			1.83%
C Shares			2.74%
Investor Shares			1.96%
Institutional Shares			1.69%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

Hedged Income Fund (Unaudited)

Fund Goal

We seek current income with the potential for longterm capital appreciation with less volatility than the broad equity market. The Fund invests primarily in dividend-paying equity securities and it will also seek to generate income through option premiums by writing (selling) call options. The Fund will buy index and ETF put options in order to seek to reduce volatility and provide downside market protection.

For the year ended August 31, 2022, the Hedged Income Fund’s A Shares (at NAV) returned -6.51%; the Investor Shares returned -6.47% and the Institutional Shares posted a total return of -6.31%. The Fund’s benchmark the CBOE S&P 500 BuyWrite Index1 and S&P 500 Index returned -6.60% and -11.23%, respectively, during the same period.

Market Conditions

During the Fund’s fiscal year, from September 2021 through August 2022, the dominant themes included persistent and rising inflation, concerns regarding central banks pivoting on monetary policy and beginning to aggressively raise interest rates, and ongoing shortages of global goods and labor.

Despite earlier expectations that inflation would be transitory, the Federal Reserve finally admitted that rising prices were persisting. Consequently, in 2022, the Fed pivoted hard and played an aggressive game of catch-up. The Fed’s four interest rate hikes from March through July raised the federal funds rate from near zero in January to a range of 2.25% to 2.50% by July, with another 0.75-percentage-point hike anticipated for September. Additionally, the Fed initiated its quantitative tightening program and began reducing assets from its balance sheet.

The economic recovery that was still strong late in 2021 gave way to two consecutive quarters of declining real U.S. gross domestic product in the first half of 2022. Despite a robust U.S. labor market and ongoing strength in consumer spending, the uneven global economic recovery was hampered by the impact of ongoing supply chain disruptions and a persistent COVID-19-related labor shortage.

The Russian invasion of Ukraine sent alreadysoaring oil prices even higher. This exacerbated the economic slowdown already underway outside the U.S. along with global inflationary forces.

In this historically difficult environment, value stocks and mega-cap stocks outperformed. On a sector basis, energy stocks outperformed, rising 75% for the annual period through August 31, 2022, in stark contrast to the 11% decline in the S&P 500 Index. Utilities, a classic defensive sector, also did well, gaining 11%. On the flip side, small caps and growth stocks underperformed. Among sectors, communication services stocks trailed significantly, declining 35%.

Fund Strategy

The Fund seeks to provide income in the form of dividends and covered call writing on the portfolio’s stock positions. Additionally, the Fund seeks to limit downside volatility with protective puts on broad market indexes and selected securities. The Fund targets companies that have consistent and sustainable dividends, a strong track record of and future ability to increase the dividend, a proven history of predictable cash flows that increase over time, and barriers to competition.*

The Fund’s institutional shares had a total return of -6.31% for the year, which was essentially in line with the CBOE BuyWrite Monthly Index. The Fund’s put options significantly protected it against the market decline of calendar 2022. Additionally, the Fund’s value/high dividend yield focus contributed to performance relative to the benchmark and the broader S&P 500 Index, especially during calendar 2022.*

Large overweights to energy, pharmaceuticals, and beverages had the greatest positive impact on performance, along with not owning the largest technology and communications stocks, which fared poorly.

The greatest negative impact on performance came from stock selection in the consumer discretionary, financials, and health care sectors.*

Outlook

We believe the risk/reward balance is skewed to the downside. The Fed’s continued hawkish monetary stance, including continued quantitative tightening, provides a headwind for stocks. Meanwhile, earnings estimates have remained relatively buoyant over the past nine months despite significant accelerating risks to the economy.

We remain bearish on the stock market. Thus, the Fund remains positioned defensively, with a lower underlying beta (level of exposure to market risk) than in the previous year.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Hedged Income Fund (Unaudited)

Index Description

The CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfill its obligations. When the Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund is also exposed to default by the put writer who may be unwilling or unable to perform its contractual obligations to the Fund. The fund’s investment in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stock of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the periods ended 8/31/2022	1 Year	(12/28/2020)
A Shares (at NAV)[1]	(6.51)%	1.01%
A Shares (with 2.00% maximum load)[1]	(8.37)%	(0.18)%
Investor Shares	(6.47)%	1.05%
Institutional Shares	(6.31)%	1.28%
S&P 500 Index	(11.23)%	5.02%
CBOE S&P 500 BuyWrite Index	(6.60)%	4.33%
Lipper Options Arbitrage/Options Strategies Funds Average[2]	(7.09)%	1.02%

Expense Ratios
		Gross
A Shares		2.11%
Investor Shares		2.26%
Institutional Shares		2.01%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2022.

The above expense ratios are from the Funds’ prospectus dated December 28, 2021. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2022 can be found in the Financial Highlights.

[1]	Class A Shares is subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2020.

Statements of Assets and Liabilities
August 31, 2022

	U.S. Treasury Fund	Government Securities Money Market Fund
Assets:
Investments, at cost	$178,658,329	$1,356,988,881
Investments, at value	178,658,329	1,356,988,881
Repurchase agreements, at value/cost	770,000,000	815,000,000
Total Investments	948,658,329	2,171,988,881
Cash	—	722
Interest and dividends receivable	280,414	2,430,194
Receivable for capital shares reinvested	297	574,134
Prepaid expenses and other assets	21,226	42,653
Total Assets	948,960,266	2,175,036,584
Liabilities:
Distributions payable	1,239,063	3,301,466
Accrued expenses and other payables:
Investment advisory fees	43,437	89,792
Administration fees	43,437	89,792
Distribution fees	191,556	76,365
Custodian fees	8,688	17,960
Trustee fees	2,785	5,885
Fund accounting and compliance fees	21,354	42,236
Transfer agent fees	12,149	20,773
Shareholder servicing fees	195,866	135,293
Other accrued liabilities	72,227	142,327
Total Liabilities	1,830,562	3,921,889
Net Assets	$947,129,704	$2,171,114,695
Composition of Net Assets:
Shares of beneficial interest, at par	$9,471	$21,719
Additional paid-in capital	947,122,362	2,171,095,444
Total distributable earnings/(loss)	(2,129)	(2,468)
Net Assets	$947,129,704	$2,171,114,695
Net Assets:
Administrative Shares	$830,907,807	$666,205,845
Service Shares	56,429,823	—
Institutional Shares	49,457,471	122,079,711
Select Shares	10,334,603	1,048,440,088
Premier Shares	—	334,389,051
Total	$947,129,704	$2,171,114,695
Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	830,907,051	666,543,882
Service Shares	56,429,959	—
Institutional Shares	49,458,601	122,160,456
Select Shares	10,334,455	1,048,756,544
Premier Shares	—	334,427,987
Total	947,130,066	2,171,888,869
Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00
Service Shares	$1.00	$—
Institutional Shares	$1.00	$1.00
Select Shares	$1.00	$1.00
Premier Shares	$—	$1.00

See notes to financial statements.

Statements of Assets and Liabilities
August 31, 2022	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Assets:
Investments, at cost	$47,223,816	$20,544,668	$135,900,718	$10,541,157
Investments in affiliates, at cost	1,667,001	816,231	6,466,384	456,996
Total Investments, at cost	48,890,817	21,360,899	142,367,102	10,998,153
Investments, at value	42,940,512	18,870,523	123,417,705	9,585,820
Investments in affiliates, at value	1,667,001	816,231	6,466,384	456,996
Total Investments, at value	44,607,513	19,686,754	129,884,089	10,042,816
Cash	—	—	—	634
Interest and dividends receivable	189,249	105,835	633,283	49,896
Receivable for capital shares issued	61,277	12,652	21,184	—
Receivable for capital shares reinvested	48,558	19,857	80,113	17,875
Receivable for investments sold	—	1,548	—	—
Receivable from adviser	—	3,396	—	4,481
Receivable from fees waived or reimbursed	—	—	—	1,509
Prepaid expenses and other assets	22,026	21,164	25,060	7,692
Total Assets	44,928,623	19,851,206	130,643,729	10,124,903
Liabilities:
Distributions payable	88,500	36,162	276,188	36,034
Payable for investments purchased	—	—	57,182	—
Payable for capital shares redeemed	7,208	1,044	4,220	4,588
Accrued expenses and other payables:
Investment advisory fees	5,886	11,997	22,249	7,839
Administration fees	3,139	1,358	8,899	717
Distribution fees	1,060	657	254	147
Custody fees	392	170	1,112	90
Trustee fees	140	51	305	28
Fund accounting and compliance fees	4,500	2,335	5,109	1,356
Transfer agent fees	13,590	9,922	12,210	10,059
Shareholder servicing fees	2,369	310	1,308	—
Other accrued liabilities	4,920	1,383	6,732	1,073
Total Liabilities	131,704	65,389	395,768	61,931
Net Assets	$44,796,919	$19,785,817	$130,247,961	$10,062,972
Composition of Net Assets:
Shares of beneficial interest, at par	$50	$20	$151	$11
Additional paid-in capital	54,555,054	26,883,211	145,939,856	12,306,591
Total distributable earnings/(loss)	(9,758,185)	(7,097,414)	(15,692,046)	(2,243,630)
Net Assets	$44,796,919	$19,785,817	$130,247,961	$10,062,972
Net Assets:
Investor Shares	$2,335,996	$2,887,844	$1,129,195	$527,587
Institutional Shares	39,818,321	16,714,857	129,062,035	9,376,839
A Shares	2,642,602	183,116	56,731	158,546
Total	$44,796,919	$19,785,817	$130,247,961	$10,062,972
Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	259,527	297,919	130,710	57,429
Institutional Shares	4,427,269	1,723,849	14,977,388	1,034,564
A Shares	293,406	18,882	6,567	17,487
Total	4,980,202	2,040,650	15,114,665	1,109,480
Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.00	$9.69	$8.64	$9.19
Institutional Shares	$8.99	$9.70	$8.62	$9.06
A Shares	$9.01	$9.70	$8.64	$9.07
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.19	$9.90	$8.82	$9.26

See notes to financial statements.

Statements of Assets and Liabilities
August 31, 2022	Continued

	Ultra Short Tax- FreeIncome Fund	Mid Cap Diverse Leadership Fund	Opportunistic Fund
Assets:
Investments, at cost	$27,870,356	$2,316,409	$41,723,647
Investments in affiliates, at cost	20,027	40,468	3,531,733
Total Investments, at cost	27,890,383	2,356,877	45,255,380
Investments, at value	27,635,130	2,309,339	42,102,938
Investments in affiliates, at value	20,027	40,468	3,531,733
Total Investments, at value	27,655,157	2,349,807	45,634,671
Interest and dividends receivable	222,110	2,635	74,657
Receivable for capital shares issued	—	—	3,536
Receivable for capital shares reinvested	840	—	—
Receivable from adviser	3,456	1,162	11,075
Receivable from fees waived or reimbursed	209	498	506
Prepaid expenses and other assets	7,411	12,341	33,757
Total Assets	27,889,183	2,366,443	45,758,202
Liabilities:
Distributions payable	14,080	—	—
Payable for investments purchased	1,006,525	—	—
Payable for capital shares redeemed	128,838	—	31,942
Accrued expenses and other payables:
Investment advisory fees	10,761	3,645	36,003
Administration fees	1,843	169	3,388
Distribution fees	31	98	698
Custody fees	230	21	424
Trustee fees	69	6	137
Fund accounting and compliance fees	1,473	240	1,097
Transfer agent fees	9,661	12,313	15,505
Other accrued liabilities	1,663	211	4,291
Total Liabilities	1,175,174	16,703	93,485
Net Assets	$26,714,009	$2,349,740	$45,664,717
Composition of Net Assets:
Shares of beneficial interest, at par	$27	$2	$34
Additional paid-in capital	26,949,451	2,247,070	53,502,992
Total distributable earnings/(loss)	(235,469)	102,668	(7,838,309)
Net Assets	$26,714,009	$2,349,740	$45,664,717
Net Assets:
Investor Shares	$103,470	$190,023	$951,348
Institutional Shares	26,566,188	1,982,964	43,335,653
A Shares	44,351	151,710	1,093,190
C Shares	—	25,043	284,526
Total	$26,714,009	$2,349,740	$45,664,717
Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	10,483	15,137	71,529
Institutional Shares	2,678,001	157,250	3,215,654
A Shares	4,486	11,980	81,865
C Shares	—	2,049	22,117
Total	2,692,970	186,416	3,391,165
Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.87	$12.55	$13.30
Institutional Shares	$9.92	$12.61	$13.48
A Shares	$9.89	$12.66	$13.35
C Shares	$—	$12.22	$12.86
Maximum Sales Charge:
A Shares	1.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):	$9.99	$12.92	$13.62
A Shares

See notes to financial statements.

Statements of Assets and Liabilities
August 31, 2022	Concluded

	World Energy Fund	Hedged Income Fund
Assets:
Investments, at cost	$53,418,760	$36,611,222
Investments in affiliates, at cost	712,430	941,095
Total Investments, at cost	54,131,190	37,552,317
Investments, at value	69,906,548	35,037,557
Investments in affiliates, at value	712,430	941,095
Total Investments, at value	70,618,978	35,978,652
Interest and dividends receivable	246,497	117,782
Receivable for capital shares issued	36,895	42,000
Receivable for investments sold	1,461,555	—
Receivable from adviser	7,786	—
Prepaid expenses and other assets	16,183	8,883
Total Assets	72,387,894	36,147,317

Liabilities:
Written Options (Premiums received $0 and $1,830,686, respectively)	—	812,631
Payable for investments purchased	1,507,490	—
Payable for capital shares redeemed	52,708	1,944
Accrued expenses and other payables:
Investment advisory fees	34,414	45,663
Administration fees	4,588	2,400
Distribution fees	9,589	453
Custody fees	574	300
Trustee fees	160	87
Fund accounting and compliance fees	1,516	868
Transfer agent fees	15,696	9,663
Shareholder servicing fees	5,279	266
Other accrued liabilities	4,418	1,776
Total Liabilities	1,636,432	876,051
Net Assets	$70,751,462	$35,271,266

Composition of Net Assets:
Shares of beneficial interest, at par	$57	$36
Additional paid-in capital	74,397,161	36,987,759
Total distributable earnings/(loss)	(3,645,756)	(1,716,529)
Net Assets	$70,751,462	$35,271,266

Net Assets:
Investor Shares	$25,003,125	$308,816
Institutional Shares	37,865,815	33,177,612
A Shares	3,169,811	1,784,838
C Shares	4,712,711	—
Total	$70,751,462	$35,271,266

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	1,997,016	31,112
Institutional Shares	3,021,260	3,340,764
A Shares	253,732	180,159
C Shares	380,967	—
Total	5,652,975	3,552,035

Net Asset Value, offering price & redemption price per share:
Investor Shares	$12.52	$9.93
Institutional Shares	$12.53	$9.93
A Shares	$12.49	$9.91
C Shares	$12.37	$—

Maximum Sales Charge:
A Shares	2.00%	2.00%

Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$12.74	$10.11

See notes to financial statements.

Statements of Operations
August 31, 2022

	U.S. Treasury Fund	Government Securities Money Market Fund
Investment Income:
Interest income	$3,901,325	$9,100,876
Dividend income	605,122	1,621,500
Total income	4,506,447	10,722,376

Expenses:
Investment advisory fees	478,346	1,046,613
Administration fees	478,346	1,046,613
Distribution fees - Administrative Shares	2,094,091	1,645,598
Distribution fees - Service Shares	122,683	—
Distribution fees - Premier Shares	—	1,612,203
Shareholder servicing fees - Administrative Shares	2,093,655	1,638,981
Shareholder servicing fees - Service Shares	122,683	—
Shareholder servicing fees - Institutional Shares	149,806	344,277
Shareholder servicing fees - Select Shares	25,079	2,436,938
Shareholder servicing fees - Premier Shares	—	806,101
Fund accounting and compliance fees	211,814	461,009
Transfer agent fees	65,006	112,900
Custodian fees	95,673	209,256
Trustee fees	39,241	83,233
Professional fees	139,790	276,183
Printing fees	7,904	17,782
Registration fees	31,413	221,764
Other expenses	123,648	201,241

Total expenses before fee and expense reductions	6,279,178	12,160,692

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(3,702,097)	(3,340,403)
Distribution fees waived - Administrative Shares	—	(855,702)
Distribution fees waived - Service Shares	(73,610)	—
Distribution fees waived - Premier Shares	—	(1,450,990)
Shareholder servicing fees waived - Service Shares	(73,603)	—
Shareholder servicing fees waived - Institutional Shares	(101,850)	(234,107)
Shareholder servicing fees waived - Select Shares	(25,079)	(2,436,938)
Shareholder servicing fees waived - Premier Shares	—	(806,101)

Net expenses	2,302,939	3,036,451

Net investment income/(loss)	2,203,508	7,685,925

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(168)	(6,707)
Net realized/unrealized gains/(losses) on investments	(168)	(6,707)
Change in net assets resulting from operations	$2,203,340	$7,679,218

See notes to financial statements.

Statements of Operations
August 31, 2022	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Investment Income:
Interest income	$1,404,736	$491,766	$3,007,398	$547,312
Dividend income	—	—	—	20,812
Dividend income from affiliates	12,753	4,428	30,409	1,547
Total income	1,417,489	496,194	3,037,807	569,671

Expenses:
Investment advisory fees	98,006	45,140	226,484	80,963
Administration fees	52,270	18,056	90,594	12,954
Distribution fees - Investor Shares	6,795	8,248	3,096	1,940
Distribution fees - A Shares	7,013	639	185	657
Shareholder servicing fees - Investor Shares	6,795	8,248	3,096	1,940
Shareholder servicing fees - Institutional Shares	149,536	47,538	279,820	37,884
Shareholder servicing fees - A Shares	2,805	255	74	263
Fund accounting and compliance fees	49,538	30,278	54,644	18,320
Transfer agent fees	96,045	84,892	91,909	83,137
Custodian fees	6,354	2,222	11,241	1,597
Trustee fees	2,926	1,084	4,950	980
Professional fees	10,849	3,954	17,426	3,345
Printing fees	5,602	2,771	4,469	3,852
Registration fees	45,358	40,703	41,144	43,569
Other expenses	8,385	4,793	10,724	4,591

Total expenses before fee and expense reductions	548,277	298,821	839,856	295,992

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,728)	(126,155)	(1,955)	(136,871)
Administration fees waived	(1,728)	(491)	(1,955)	(372)
Shareholder servicing fees waived - Investor Shares	(6,795)	(7,978)	(3,097)	(1,907)
Shareholder servicing fees waived - Institutional Shares	(138,619)	(44,738)	(277,599)	(31,339)
Shareholder servicing fees waived - A Shares	(2,292)	(65)	(74)	(95)

Net expenses	397,115	119,394	555,176	125,408

Net investment income/(loss)	1,020,374	376,800	2,482,631	444,263

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(465,156)	(265,468)	(979,869)	(703,588)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(4,142,455)	(2,097,032)	(15,380,049)	(1,353,067)
Net realized/unrealized gains/(losses) on investments	(4,607,611)	(2,362,500)	(16,359,918)	(2,056,655)
Change in net assets resulting from operations	$(3,587,237)	$(1,985,700)	$(13,877,287)	$(1,612,392)

See notes to financial statements.

Statements of Operations
August 31, 2022	Continued

	Ultra Short Tax- Free Income Fund	Mid Cap Diverse Leadership Fund	Opportunistic Fund	World Energy Fund
Investment Income:
Interest income	$143,408	$—	$261,483	$116,207
Dividend income	—	39,478	858,125	1,613,021
Dividend income from affiliates	1,218	289	14,671	3,596
Foreign tax withholding	—	—	(3,043)	(30,001)
Total income	144,626	39,767	1,131,236	1,702,823

Expenses:
Investment advisory fees	43,959	17,592	574,231	330,480
Administration fees	23,445	2,559	54,046	44,064
Distribution fees - Investor Shares	260	3,174	3,310	45,743
Distribution fees - A Shares	81	380	3,282	10,429
Distribution fees - C Shares	—	270	3,252	40,577
Shareholder servicing fees - Investor Shares	260	3,174	3,310	45,743
Shareholder servicing fees - Institutional Shares	72,922	4,374	161,486	71,383
Shareholder servicing fees - A Shares	33	152	1,313	4,171
Shareholder servicing fees - C Shares	—	67	813	10,144
Fund accounting and compliance fees	18,773	3,084	16,442	14,761
Transfer agent fees	80,722	100,894	116,919	114,919
Custodian fees	2,924	320	6,671	5,475
Trustee fees	1,714	179	2,973	2,770
Professional fees	5,974	568	10,721	8,971
Printing fees	2,172	3,088	15,623	14,830
Registration fees	42,565	55,087	50,354	57,266
Other expenses	5,580	4,308	8,516	7,185

Total expenses before fee and expense reductions	301,384	199,270	1,033,262	828,911

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(126,491)	(161,682)	(183,822)	(141,041)
Administration fees waived	(149)	(68)	(2,217)	(422)
Shareholder servicing fees waived - Investor Shares	(260)	(3,174)	(3,295)	(32,015)
Shareholder servicing fees waived - Institutional Shares	(71,593)	(4,373)	(158,006)	(52,021)
Shareholder servicing fees waived - A Shares	(33)	(152)	(937)	(2,834)
Shareholder servicing fees waived - C Shares	—	(67)	(475)	(6,867)

Net expenses	102,858	29,754	684,510	593,711

Net investment income/(loss)	41,768	10,013	446,726	1,109,112

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(138)	145,947	(7,952,662)	2,458,560
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(251,564)	(323,767)	(6,048,563)	11,611,800
Net realized/unrealized gains/(losses) on investments	(251,702)	(177,820)	(14,001,225)	14,070,360
Change in net assets resulting from operations	$(209,934)	$(167,807)	$(13,554,499)	$15,179,472

See notes to financial statements.

Statements of Operations
August 31, 2022	Concluded

Hedged Income Fund
Investment Income:
Dividend income	$1,019,256
Dividend income from affiliates	3,628
Foreign tax withholding	(4,004)
Total income	1,018,880

Expenses:
Investment advisory fees	246,007
Administration fees	24,601
Distribution fees - Investor Shares	1,366
Distribution fees - A Shares	4,368
Shareholder servicing fees - Investor Shares	1,366
Shareholder servicing fees - Institutional Shares	71,142
Shareholder servicing fees - A Shares	1,747
Fund accounting and compliance fees	9,396
Transfer agent fees	90,565
Custodian fees	3,077
Trustee fees	1,796
Professional fees	5,728
Printing fees	2,698
Registration fees	52,676
Other expenses	5,256

Total expenses before fee and expense reductions	521,789

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(106,375)
Administration fees waived	(401)
Shareholder servicing fees waived - Investor Shares	(1,052)
Shareholder servicing fees waived - Institutional Shares	(68,053)
Shareholder servicing fees waived - A Shares	(1,640)

Net expenses	344,268

Net investment income/(loss)	674,612

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(481,289)
Net realized gains/(losses) from written options contracts	(377,150)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(2,895,852)
Change in unrealized appreciation/(depreciation) on written options contracts	1,002,949
Net realized/unrealized gains/(losses) on investments	(2,751,342)
Change in net assets resulting from operations	$(2,076,730)

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2022

	U.S. Treasury Fund		Government Securities Money Market Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
From Investment Activities:
Operations:
Net investment income/(loss)	$2,203,508	$48,864	$7,685,925	$195,559
Net realized gains/(losses) from investment transactions	(168)	(1,972)	(6,707)	399
Change in net assets resulting from operations	2,203,340	46,892	7,679,218	195,958
Distributions to Shareholders:
Administrative Shares	(1,749,036)	(41,704)	(1,669,478)	(58,100)
Service Shares	(184,272)	(1,220)	—	—
Institutional Shares	(209,132)	(3,444)	(380,181)	(12,698)
Select Shares	(61,057)	(2,422)	(4,329,024)	(94,404)
Premier Shares	—	—	(1,306,844)	(30,362)
Change in net assets from shareholder distributions	(2,203,497)	(48,790)	(7,685,527)	(195,564)
Change in net assets from capital transactions	(33,840,465)	(152,194,154)	316,902,768	(188,138,583)
Change in net assets	(33,840,622)	(152,196,052)	316,896,459	(188,138,189)
Net Assets:
Beginning of year	980,970,326	1,133,166,378	1,854,218,236	2,042,356,425
End of year	$947,129,704	$980,970,326	$2,171,114,695	$1,854,218,236
Capital Share Transactions*:
Administrative Shares
Issued	1,678,622,267	4,606,057,041	953,834,098	916,035,796
Reinvested	523	12	9,474	329
Redeemed	(1,730,087,789)	(4,711,823,303)	(866,420,293)	(945,428,589)
Change in Administrative Shares	(51,464,999)	(105,766,250)	87,423,279	(29,392,464)
Service Shares
Issued	148,007,474	78,450,592	—	—
Redeemed	(126,039,925)	(68,569,209)	—	—
Change in Service Shares	21,967,549	9,881,383	—	—
Institutional Shares
Issued	224,497,009	205,458,514	584,293,451	363,901,504
Reinvested	—	—	17,777	557
Redeemed	(236,069,899)	(226,897,914)	(586,580,544)	(405,162,237)
Change in Institutional Shares	(11,572,890)	(21,439,400)	(2,269,316)	(41,260,176)
Select Shares
Issued	157,631,817	50,675,972	1,428,279,436	2,027,156,309
Redeemed	(150,401,941)	(85,545,859)	(1,245,473,587)	(2,108,767,940)
Change in Select Shares	7,229,876	(34,869,887)	182,805,849	(81,611,631)
Premier Shares
Issued	—	—	1,052,142,156	792,829,359
Reinvested	—	—	1,287,632	29,909
Redeemed	—	—	(1,004,486,832)	(828,733,579)
Change in Premier Shares	—	—	48,942,956	(35,874,311)
Change in shares:	(33,840,464)	(152,194,154)	316,902,768	(188,138,582)

*	Share transactions are at net assets value of $1.00 per share.

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2022	Continued

	Limited Duration Fund		Moderate Duration Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
From Investment Activities:
Operations:
Net investment income/(loss)	$1,020,374	$1,303,350	$376,800	$486,561
Net realized gains/(losses) from investment transactions	(465,156)	(140,871)	(265,468)	312,998
Change in unrealized appreciation/(depreciation) on investments	(4,142,455)	(592,555)	(2,097,032)	(422,172)
Change in net assets resulting from operations	(3,587,237)	569,924	(1,985,700)	377,387
Distributions to Shareholders:
Investor Shares	(43,079)	(52,512)	(50,038)	(63,330)
Institutional Shares	(1,075,264)	(1,404,418)	(336,629)	(442,376)
A Shares	(44,280)	(25,481)	(3,815)	(5,552)
Change in net assets from shareholder distributions	(1,162,623)	(1,482,411)	(390,482)	(511,258)
Change in net assets from capital transactions	(34,002,430)	(12,793,067)	(3,399,115)	(5,218,938)
Change in net assets	(38,752,290)	(13,705,554)	(5,775,297)	(5,352,809)
Net Assets:
Beginning of year	83,549,209	97,254,763	25,561,114	30,913,923
End of year	$44,796,919	$83,549,209	$19,785,817	$25,561,114
Capital Transactions:
Investor Shares
Proceeds from shares issued	$11,269	$555,021	$220,100	$902,876
Dividends reinvested	41,806	51,176	50,038	62,614
Cost of shares redeemed	(807,602)	(1,220,569)	(867,266)	(952,226)
Change in net assets from Investor Shares	(754,527)	(614,372)	(597,128)	13,264
Institutional Shares
Proceeds from shares issued	16,752,816	28,467,762	1,883,193	7,093,665
Dividends reinvested	606,576	836,063	164,140	234,317
Cost of shares redeemed	(50,654,500)	(43,353,128)	(4,676,574)	(12,629,495)
Change in net assets from Institutional Shares	(33,295,108)	(14,049,303)	(2,629,241)	(5,301,513)
A Shares
Proceeds from shares issued	290,622	1,906,563	25	92,756
Dividends reinvested	44,279	25,481	3,815	5,550
Cost of shares redeemed	(287,696)	(61,436)	(176,586)	(28,995)
Change in net assets from A Shares	47,205	1,870,608	(172,746)	69,311
Change in net assets resulting from capital transactions:	$(34,002,430)	$(12,793,067)	$(3,399,115)	$(5,218,938)
Share Transactions:
Investor Shares
Issued	1,187	56,914	21,305	83,767
Reinvested	4,477	5,251	4,904	5,814
Redeemed	(85,460)	(125,227)	(83,755)	(88,700)
Change in Investor Shares	(79,796)	(63,062)	(57,546)	881
Institutional Shares
Issued	1,770,616	2,920,107	181,904	657,583
Reinvested	64,665	85,839	16,084	21,751
Redeemed	(5,403,133)	(4,448,272)	(456,243)	(1,171,550)
Change in Institutional Shares	(3,567,852)	(1,442,326)	(258,255)	(492,216)
A Shares
Issued	30,037	195,637	3	8,573
Reinvested	4,747	2,617	372	515
Redeemed	(30,469)	(6,298)	(16,926)	(2,686)
Change in A Shares	4,315	191,956	(16,551)	6,402
Change in shares:	(3,643,333)	(1,313,432)	(332,352)	(484,933)

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2022	Continued

	Bond Fund		Strategic Enhanced Yield Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
From Investment Activities:
Operations:
Net investment income/(loss)	$2,482,631	$1,999,977	$444,263	$497,072
Net realized gains/(losses) from investment transactions	(979,869)	1,265,527	(703,588)	(589,858)
Change in unrealized appreciation/(depreciation) on investments	(15,380,049)	(2,642,919)	(1,353,067)	165,891
Change in net assets resulting from operations	(13,877,287)	622,585	(1,612,392)	73,105

Distributions to Shareholders:
Investor Shares	(25,319)	(29,969)	(20,396)	(64,540)
Institutional Shares	(2,582,656)	(2,027,698)	(437,694)	(825,434)
A Shares	(1,520)	(1,514)	(6,659)	(31,480)
Change in net assets from shareholder distributions	(2,609,495)	(2,059,181)	(464,749)	(921,454)
Change in net assets from capital transactions	36,779,451	14,836,905	(9,488,193)	2,570,720
Change in net assets	20,292,669	13,400,309	(11,565,334)	1,722,371

Net Assets:
Beginning of year	109,955,292	96,554,983	21,628,306	19,905,935
End of year	$130,247,961	$109,955,292	$10,062,972	$21,628,306

Capital Transactions:
Investor Shares
Proceeds from shares issued	$38,538	$41,484	$4,816	$294,750
Dividends reinvested	25,319	29,905	20,393	64,365
Cost of shares redeemed	(194,231)	(986,906)	(532,997)	(1,323,607)
Change in net assets from Investor Shares	(130,374)	(915,517)	(507,788)	(964,492)
Institutional Shares
Proceeds from shares issued	55,317,752	29,547,900	4,994,688	14,958,770
Dividends reinvested	622,019	381,885	265,982	526,427
Cost of shares redeemed	(19,030,180)	(14,186,205)	(13,511,894)	(12,505,491)
Change in net assets from Institutional Shares	36,909,591	15,743,580	(8,251,224)	2,979,706
A Shares
Proceeds from shares issued	29,202	55,291	24	669,546
Dividends reinvested	1,520	1,514	6,660	31,480
Cost of shares redeemed	(30,488)	(47,963)	(735,865)	(145,520)
Change in net assets from A Shares	234	8,842	(729,181)	555,506
Change in net assets resulting from capital transactions:	$36,779,451	$14,836,905	$(9,488,193)	$2,570,720

Share Transactions:
Investor Shares
Issued	4,214	4,147	476	27,710
Reinvested	2,725	2,987	2,065	6,112
Redeemed	(20,095)	(98,661)	(52,982)	(127,382)
Change in Investor Shares	(13,156)	(91,527)	(50,441)	(93,560)
Institutional Shares
Issued	6,062,396	2,958,738	506,971	1,429,340
Reinvested	68,147	38,292	27,093	50,755
Redeemed	(2,051,876)	(1,419,135)	(1,390,504)	(1,213,434)
Change in Institutional Shares	4,078,667	1,577,895	(856,440)	266,661
A Shares
Issued	2,954	5,479	3	62,698
Reinvested	162	151	678	3,036
Redeemed	(3,242)	(4,836)	(71,774)	(13,966)
Change in A Shares	(126)	794	(71,093)	51,768
Change in shares:	4,065,385	1,487,162	(977,974)	224,869

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2022	Continued

	Ultra Short Tax-Free Income Fund		Mid Cap Diverse Leadership Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
From Investment Activities:
Operations:
Net investment income/(loss)	$41,768	$(16,840)	$10,013	$430
Net realized gains/(losses) from investment transactions	(138)	(80)	145,947	189,918
Change in unrealized appreciation/(depreciation) on investments	(251,564)	(6,362)	(323,767)	185,726
Change in net assets resulting from operations	(209,934)	(23,282)	(167,807)	376,074

Distributions to Shareholders:
Investor Shares	(56)	—	(122,399)	(13,093)
Institutional Shares	(42,794)	(2,633)	(66,951)	(74,855)
A Shares	(23)	—	(6,006)	(12,792)
C Shares	—	—	(1,043)	(5,233)
Change in net assets from shareholder distributions	(42,873)	(2,633)	(196,399)	(105,973)
Change in net assets from capital transactions	(5,666,684)	(6,850,742)	1,329,793	161,977
Change in net assets	(5,919,491)	(6,876,657)	965,587	432,078

Net Assets:
Beginning of year	32,633,500	39,510,157	1,384,153	952,075
End of year	$26,714,009	$32,633,500	$2,349,740	$1,384,153

Capital Transactions:
Investor Shares
Proceeds from shares issued	$89	$898	$3,155,422	$40,353
Dividends reinvested	56	—	122,399	13,004
Cost of shares redeemed	(383)	(433,780)	(3,119,269)	(85,076)
Change in net assets from Investor Shares	(238)	(432,882)	158,552	(31,719)
Institutional Shares
Proceeds from shares issued	2,094,894	2,960,837	1,605,817	267,454
Dividends reinvested	3,420	253	62,749	74,351
Cost of shares redeemed	(7,792,909)	(9,378,987)	(523,659)	(132,543)
Change in net assets from Institutional Shares	(5,694,595)	(6,417,897)	1,144,907	209,262
A Shares
Proceeds from shares issued	29,696	6,457	24,219	6,375
Dividends reinvested	22	—	6,006	12,792
Cost of shares redeemed	(1,569)	(6,420)	(4,902)	(28,927)
Change in net assets from A Shares	28,149	37	25,323	(9,760)
C Shares
Proceeds from shares issued	—	—	6,210	55,118
Dividends reinvested	—	—	1,043	5,232
Cost of shares redeemed	—	—	(6,242)	(66,156)
Change in net assets from C Shares	—	—	1,011	(5,806)
Change in net assets resulting from capital transactions	$(5,666,684)	$(6,850,742)	$1,329,793	$161,977

Share Transactions:
Investor Shares
Issued	9	82	218,492	2,993
Reinvested	6	—	8,941	1,095
Redeemed	(39)	(43,442)	(220,537)	(6,713)
Change in Investor Shares	(24)	(43,360)	6,896	(2,625)
Institutional Shares
Issued	210,484	295,788	117,249	20,060
Reinvested	242	25	4,596	6,251
Redeemed	(781,970)	(936,954)	(39,776)	(10,712)
Change in Institutional Shares	(571,244)	(641,141)	82,069	15,599
A Shares
Shares Issued	2,985	646	1,771	534
Reinvested	2	—	437	1,070
Redeemed	(158)	(643)	(347)	(2,255)
Change in A Shares	2,829	3	1,861	(651)
C Shares
Shares Issued	—	—	488	4,766
Reinvested	—	—	78	449
Redeemed	—	—	(466)	(5,509)
Change in C Shares	—	—	100	(294)
Change in shares:	(568,439)	(684,498)	90,926	12,029

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2022	Continued

	Opportunistic Fund		World Energy Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
From Investment Activities:
Operations:
Net investment income/(loss)	$446,726	$477,794	$1,109,112	$366,721
Net realized gains/(losses) from investment transactions	(7,952,662)	3,732,056	2,458,560	1,852,240
Change in unrealized appreciation/(depreciation) on investments	(6,048,563)	4,451,747	11,611,800	3,612,155
Change in net assets resulting from operations	(13,554,499)	8,661,597	15,179,472	5,831,116

Distributions to Shareholders:
Investor Shares	(49,301)	(11,761)	(317,594)	(67,985)
Institutional Shares	(2,292,163)	(303,158)	(541,066)	(172,313)
A Shares	(44,392)	(5,948)	(63,255)	(47,053)
C Shares	(8,783)	(388)	(42,779)	(25,498)
Change in net assets from shareholder distributions	(2,394,639)	(321,255)	(964,694)	(312,849)
Change in net assets from capital transactions	(16,196,533)	35,766,525	28,684,398	8,771,925
Change in net assets	(32,145,671)	44,106,867	42,899,176	14,290,192

Net Assets:
Beginning of year	77,810,388	33,703,521	27,852,286	13,562,094
End of year	$45,664,717	$77,810,388	$70,751,462	$27,852,286

Capital Transactions:
Investor Shares
Proceeds from shares issued	$120,089	$3,310,414	$31,810,076	$5,212,987
Dividends reinvested	49,301	11,444	317,360	66,224
Cost of shares redeemed	(3,534,195)	(294,047)	(17,548,706)	(2,686,075)
Change in net assets from Investor Shares	(3,364,805)	3,027,811	14,578,730	2,593,136
Institutional Shares
Proceeds from shares issued	10,231,974	40,860,617	33,008,856	14,547,307
Dividends reinvested	1,254,755	112,692	419,586	113,672
Cost of shares redeemed	(24,242,171)	(8,030,738)	(19,436,098)	(7,484,500)
Change in net assets from Institutional Shares	(12,755,442)	32,942,571	13,992,344	7,176,479
A Shares
Proceeds from shares issued	173,387	19,456	3,028,302	1,852,753
Dividends reinvested	44,036	5,745	63,116	47,053
Cost of shares redeemed	(298,797)	(214,387)	(3,345,308)	(2,503,045)
Change in net assets from A Shares	(81,374)	(189,186)	(253,890)	(603,239)
C Shares
Proceeds from shares issued	2,870	250	1,446,540	76,500
Dividends reinvested	8,783	387	42,590	25,382
Cost of shares redeemed	(6,566)	(15,308)	(1,121,916)	(496,333)
Change in net assets from C Shares	5,087	(14,671)	367,214	(394,451)
Change in net assets resulting from capital transactions:	$(16,196,534)	$35,766,525	$28,684,398	$8,771,925

Share Transactions:
Investor Shares
Issued	7,187	194,709	2,778,942	609,948
Reinvested	3,069	692	28,654	8,505
Redeemed	(212,100)	(17,769)	(1,586,455)	(326,937)
Change in Investor Shares	(201,844)	177,632	1,221,141	291,516
Institutional Shares
Issued	649,147	2,451,512	2,959,442	1,621,434
Reinvested	77,257	6,889	38,796	13,922
Redeemed	(1,683,372)	(486,784)	(1,735,811)	(891,472)
Change in Institutional Shares	(956,968)	1,971,617	1,262,427	743,884
A Shares
Issued	10,885	1,210	286,867	239,500
Reinvested	2,735	354	5,923	6,065
Redeemed	(19,201)	(13,862)	(288,992)	(299,163)
Change in A Shares	(5,581)	(12,298)	3,798	(53,598)
C Shares
Issued	189	17	124,853	9,518
Reinvested	562	24	3,988	3,480
Redeemed	(420)	(1,130)	(101,005)	(62,947)
Change in C Shares	331	(1,089)	27,836	(49,949)
Change in shares:	(1,164,062)	2,135,862	2,515,202	931,853

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2022	Concluded

	Hedged Income Fund
	Year Ended August 31, 2022	For the period Dec. 28, 2020(a) through Aug. 31, 2021
From Investment Activities:
Operations:
Net investment income/(loss)	$674,612	$204,903
Net realized gains/(losses) from investment transactions	(858,439)	(437,605)
Change in unrealized appreciation/(depreciation) on investments	(1,892,903)	1,337,293
Change in net assets resulting from operations	(2,076,730)	1,104,591

Distributions to Shareholders:
Investor Shares	(10,989)	(4,957)
Institutional Shares	(579,966)	(109,507)
A Shares	(33,527)	(5,444)
Change in net assets from shareholder distributions	(624,482)	(119,908)
Change in net assets from capital transactions	11,784,372	25,203,423
Change in net assets	9,083,160	26,188,106

Net Assets:
Beginning of year	26,188,106	—
End of year	$35,271,266	$26,188,106

Capital Transactions:
Investor Shares
Proceeds from shares issued	$211,824	$1,514,710
Dividends reinvested	10,988	4,957
Cost of shares redeemed	(1,287,615)	(113,901)
Change in net assets from Investor Shares	(1,064,803)	1,405,766
Institutional Shares
Proceeds from shares issued	14,567,900	23,430,996
Dividends reinvested	106,536	26,296
Cost of shares redeemed	(2,049,979)	(1,316,880)
Change in net assets from Institutional Shares	12,624,457	22,140,412
A Shares
Proceeds from shares issued	1,118,043	1,652,709
Dividends reinvested	32,708	4,822
Cost of shares redeemed	(926,033)	(286)
Change in net assets from A Shares	224,718	1,657,245
Change in net assets resulting from capital transactions:	$11,784,372	$25,203,423

Share Transactions:
Investor Shares
Issued	20,287	143,072
Reinvested	1,063	465
Redeemed	(123,208)	(10,567)
Change in Investor Shares	(101,858)	132,970
Institutional Shares
Issued	1,399,840	2,250,424
Reinvested	10,323	2,493
Redeemed	(198,643)	(123,673)
Change in Institutional Shares	1,211,520	2,129,244
A Shares
Issued	108,174	157,741
Reinvested	3,174	458
Redeemed	(89,360)	(28)
Change in A Shares	21,988	158,171
Change in shares:	1,131,650	2,420,385

(a)	Commencement of operations December 28, 2020.

See notes to financial statements.

Schedule of Portfolio Investments	U.S. Treasury Fund
August 31, 2022

Shares or Principal Amount	Security Description	Amortized Cost or Value
U.S. Treasury Obligations (10.6%)
U.S. Treasury Bills
$100,000,000	0.09%, 10/6/22(a)	$99,991,104
Total U.S. Treasury Obligations (Cost $99,991,104)		99,991,104

Repurchase Agreements (81.3%)

90,000,000	Bank of Montreal, 2.22%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $90,005,550, Collateralized by various U.S. Treasury Obligations, (0.88% - 2.75%), (4/30/23 - 9/30/26), fair value of $91,800,014)	90,000,000
100,000,000	Credit Agricole CIB, 2.2%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $100,006,111, Collateralized by U.S. Treasury Obligation, (2.75%), (8/15/47), fair value of $102,000,077)	100,000,000
180,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 2.26%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $180,011,300, Collateralized by U.S. Treasury Obligation, (1.63%), (2/15/26), fair value of $183,600,040)	180,000,000
140,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 2.23%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $140,008,672, Collateralized by various U.S. Treasury Obligations, (2.00% - 2.50%), (5/15/24 - 2/15/50), fair value of $142,800,014)	140,000,000

Repurchase Agreements, continued:

$90,000,000	Goldman Sachs & Co., 2.22%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $90,005,550, Collateralized by U.S. Treasury Obligation, (2.25%), (12/31/23), fair value of $91,800,008)	$90,000,000
40,000,000	Nomura Securities International, Inc., 2.26%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $40,002,511, Collateralized by various U.S. Treasury Obligations, (0.25% - 2.13%), (9/30/24 - 5/31/25), fair value of $40,800,043)	40,000,000
130,000,000	RBC Dominion Securities, Inc., 2.23%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $130,008,053, Collateralized by various U.S. Treasury Obligations, (0.13% - 4.25%), (12/31/24 - 8/15/52), fair value of $132,600,145)	130,000,000
Total Repurchase Agreements (Cost $770,000,000)		770,000,000

Investment Companies (8.3%)

5,667,225	BlackRock Liquidity Funds T-Fund, Institutional Class, 2.04%(b)	5,667,225
73,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 2.22%(b)	73,000,000
Total Investment Companies (Cost $78,667,225)		78,667,225
Total Investments (Cost $948,658,329)(c) — 100.2%		948,658,329
Liabilities in excess of other assets — (0.2)%		(1,528,625)
Net Assets - 100.0%		$947,129,704

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Schedule of Portfolio Investments	Government Securities Money Market Fund
August 31, 2022

Shares or Principal Amount	Security Description	Amortized Cost or Value
U.S. Government Agency Securities (23.6%)
Federal Farm Credit Bank
$200,000,000	2.30% (SOFR + 1 bps), 3/3/23	$199,994,904
70,000,000	2.32% (SOFR + 3 bps), 3/23/23, Callable 12/23/22 @ 100 *	70,000,000
		269,994,904
Federal Home Loan Bank
22,000,000	0.09%, 10/18/22 (a)	21,997,415
170,000,000	2.30% (SOFR + 1 bps), 9/6/22	170,000,000
50,000,000	2.32% (SOFR + 3 bps), 1/19/23	50,000,000
		241,997,415
Total U.S. Government Agency Securities (Cost $511,992,319)		511,992,319

U.S. Treasury Obligations (32.2%)
U.S. Treasury Bills
100,000,000	0.09%, 10/6/22(a)	99,990,205
600,000,000	0.48%, 9/1/22(a)	600,000,000
Total U.S. Treasury Obligations (Cost $699,990,205)		699,990,205

Repurchase Agreements (37.5%)
10,000,000	Bank of Montreal, 2.22%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $10,000,617, Collateralized by U.S. Treasury Obligation, (2.00%), (5/31/24), fair value of $10,200,075)	10,000,000
50,000,000	Credit Agricole CIB, 2.2%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $50,003,056, Collateralized by various U.S. Treasury Obligations, (1.00% - 2.13%), (2/15/41 - 2/15/46), fair value of $51,000,139)	50,000,000
250,000,000	Federal Reserve Bank of New York, 2.3%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $250,015,972, Collateralized by U.S. Treasury Obligation, (1.75%), (11/15/29), fair value of $250,016,044)	250,000,000
160,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 2.26%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $160,010,044, Collateralized by U.S. Treasury Obligation, (1.63%), (2/15/26), fair value of $163,200,025)	160,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value
Repurchase Agreements, continued:
$125,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 2.23%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $125,007,743, Collateralized by various U.S. Treasury Obligations, (2.00% - 3.38%), (4/30/24 - 2/15/50), fair value of $127,500,069)	$125,000,000
10,000,000	Goldman Sachs & Co., 2.22%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $10,000,617, Collateralized by various U.S. Treasury Obligations, (0.00%), (11/15/22 - 5/15/39), fair value of $10,200,000)	10,000,000
100,000,000	Nomura Securities International, Inc., 2.26%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $100,006,278, Collateralized by various U.S. Treasury Obligations, (1.13% - 3.25%), (4/30/24 - 9/30/26), fair value of $102,000,063)	100,000,000
110,000,000	RBC Dominion Securities, Inc., 2.23%, 9/1/22, (Purchased on 8/31/22, proceeds at maturity $110,006,814, Collateralized by various U.S. Government Agency Obligations and U.S. Treasury Obligations, (0.00% - 4.50%), (9/30/22 - 8/20/52), fair value of $112,200,023)	110,000,000
Total Repurchase Agreements (Cost $815,000,000)		815,000,000

Investment Companies (6.7%)
4,006,357	BlackRock Liquidity Funds T-Fund, Institutional Class, 2.04%(b).	4,006,357
38,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 2.22%(b)	38,000,000
103,000,000	Invesco Short-Term Investments Trust, Government & Agency Portfolio, Institutional Class, 2.23%(b)	103,000,000
Total Investment Companies (Cost $145,006,357)		145,006,357

Total Investments (Cost $2,171,988,881)(c) - 100.0%		2,171,988,881
Liabilities in excess of other assets — 0.0%^		(874,186)
Net Assets - 100.0%		$2,171,114,695

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(c)	Cost and value for federal income tax and financial reporting purposes are the same
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.

SOFR	Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2022

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (34.4%)
$197,042	Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M3, 4.09% (US0001M + 65 bps), 6/28/44, Callable 9/28/22 @ 100*	$197,276
636,553	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 3.06% (US0001M + 62 bps), 1/25/33, Callable 9/25/22 @ 100*	624,466
672,982	CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 3.79% (US0001M + 135 bps), 10/25/37, Callable 1/25/23 @ 100*(a)	670,787
16	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34, Callable 9/25/22 @ 100*(b)	16
672,861	CLI Funding VIII LLC, Series 2021-1A, Class B, 2.38%, 2/18/46, Callable 3/18/23 @ 100*(a)	582,436
228	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32, Callable 9/25/22 @ 100*(b)(c)	226
116,454	Countrywide Asset-Backed Certificates, Series 2005-12, Class M2, 3.18% (US0001M + 49 bps), 2/25/36, Callable 9/25/22 @ 100*	116,329
1,350,948	Driven Brands Funding LLC, Series 2019-2A, Class A2, 3.98%, 10/20/49, Callable 10/20/24 @ 100*(a)	1,235,164
806,000	Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100*	747,313
457,984	Fremont Home Loan Trust, Series 2004-3, Class 10A1, 5.46% (US0001M + 188 bps), 11/25/34, Callable 9/25/22 @ 100*	347,984
1,450,195	Goodgreen Trust, Series 2021-1A, Class A, 2.63%, 4/15/55, Callable 10/15/32 @ 100*(a)	1,300,535
345,000	Hi-Fi Music Ip Issuer II L.P, Series 2022-1A, Class A2, 3.94%, 2/1/62, Callable 11/1/22 @ 100*	316,409
22	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)(c)	21
777,150	Jack In The Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, 2/26/52, Callable 2/25/25 @ 100*	713,735
155,684	Lendingpoint Asset Securitization Trust, Series 2021-A, Class A, 1.00%, 12/15/28, Callable 1/15/23 @ 100*(a)	154,716
297,743	NMEF Funding LLC, Series 2021-A, Class A2, 0.81%, 12/15/27, Callable 8/15/23 @ 100*	291,874
1,583,325	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, 5.22% (US0001M + 278 bps), 9/25/33, Callable 9/25/22 @ 100*	1,598,242
354,562	RAAC Trust, Series 2007-SP1, Class M1, 3.30% (US0001M + 86 bps), 3/25/37, Callable 9/25/22 @ 100*	352,804
76,772	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32, Callable 9/25/22 @ 100*	70,816
1,614	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.23%, 12/25/33, Callable 9/25/22 @ 100*(b)(c)	1,541
1,535,792	Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 8/20/51, Callable 8/20/25 @ 100*(a)	1,280,072
51,907	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.23%, 5/25/35, Callable 9/25/22 @ 100*(b)(c)	47,728
606,187	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A1, 3.12% (US0001M + 68 bps), 4/25/33, Callable 9/25/22 @ 100*	602,770

Shares or Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$771,432	Structured Asset Investment Loan Trust, Series 2005-HE3, Class M1, 3.16% (US0001M + 72 bps), 9/25/35, Callable 9/25/22 @ 100*	$763,199
189,958	Structured Asset Securities Corp Mortgage Pass-Through Certificates, Series 2004-6XS, Class A5A, 6.03%, 3/25/34, Callable 9/25/22 @ 100*(b)(c)	187,173
1,326,500	Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 7/25/35, Callable 5/25/23 @ 100*(a)	1,314,418
560,168	Textainer Marine Containers VII, Ltd., Series 2020-1A, Class A, 2.73%, 8/21/45, Callable 8/21/45 @ 100*(a)	520,698
846,375	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	795,632
648,450	ZAXBY'S Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(a)	554,087
Total Asset Backed Securities (Cost $16,716,348)		15,388,467

Mortgage Backed Securities† (3.25%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.8%)
80,003	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 3.30%, 2/25/36, Callable 9/25/22 @ 100*(b)	62,905
9,052	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.04%, 7/25/35, Callable 9/25/22 @ 100*(b)	6,941
10,079	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 2.17% (12MTA + 131 bps), 7/20/35, Callable 9/19/22 @ 100*	8,396
1,008	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 2.54% (US0001M + 10 bps), 10/25/36, Callable 9/25/22 @ 100*	858
1,873	Deutsche Mortgage Securities, Inc., Series 2003- 4XS, Class A6A, 5.32%, 10/25/33, Callable 9/25/22 @ 100*(b)(c)	1,787
3,441	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36, Callable 9/25/22 @ 100*(b)	3,053
3,321	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 3.73%, 9/25/34, Callable 9/25/22 @ 100*(b)	3,110
15,496	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 2.86%, 4/21/34, Callable 9/21/22 @ 100*(b)	14,972
237,013	Nomura Asset Acceptance Corp, Series 2005-AR4, Class 3A1, 3.42%, 8/25/35, Callable 9/25/22 @ 100*(b)	237,456
26,211	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.23%, 9/25/34, Callable 9/25/22 @ 100*(b)	25,569
13,728	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 4.59%, 1/25/36, Callable 9/25/22 @ 100*(b)	11,158
		376,205
Alt-A - Fixed Rate Mortgage Backed Securities (1.1%)
10,555	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35, Callable 9/25/22 @ 100*	8,323

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$14,744	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36, Callable 9/25/22 @ 100*	$12,947
372	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19, Callable 9/25/22 @ 100*	357
12,681	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35, Callable 9/25/22 @ 100*	9,588
15,798	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36, Callable 9/25/22 @ 100*	7,651
16,774	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36, Callable 9/25/22 @ 100*	11,053
16,134	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37, Callable 9/25/22 @ 100*	9,949
118,433	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 9/25/22 @ 100*	59,578
55,378	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34, Callable 9/25/22 @ 100*	47,859
113	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19, Callable 9/25/22 @ 100*	107
705	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20, Callable 5/25/23 @ 100*.	612
3,003	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/22 @ 100*	2,846
261,093	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34, Callable 9/25/22 @ 100*	242,926
19,131	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34, Callable 9/25/22 @ 100*	18,120
2,805	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34, Callable 9/25/22 @ 100*	2,662
101	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19, Callable 9/25/22 @ 100*	103
5,571	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19, Callable 9/25/22 @ 100*	5,199
22,762	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36, Callable 9/25/22 @ 100*	19,364
40,574	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36, Callable 9/25/23 @ 100*	14,765
24,883	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37, Callable 9/25/22 @ 100*	16,082
8,092	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35, Callable 9/25/22 @ 100*	7,710
		497,801

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (4.1%)
$253	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 3.28%, 5/25/35(b)	$251
327,920	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.70%, 6/25/36, Callable 9/25/22 @ 100*(b)(c)	61,869
309,487	Banc of America Funding Corp., Series 2015-R3, Class 4A1, 2.59% (US0001M + 15 bps), 3/27/37(a)	306,587
5,002	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 2.76%, 2/25/36, Callable 9/25/22 @ 100*(b)	4,698
2,735	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.01%, 11/20/46, Callable 9/20/22 @ 100*(b)	2,493
4,048	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 3.31%, 6/25/34, Callable 9/25/22 @ 100*(b)	3,827
4,790	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 3.98%, 9/25/33, Callable 9/25/22 @ 100*(b)	4,477
4,621	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.75%, 9/25/34, Callable 9/25/22 @ 100*(b)	4,175
2,938	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.82%, 1/25/35, Callable 9/25/22 @ 100*(b)	2,823
10,546	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 3.34%, 10/25/36, Callable 9/25/22 @ 100*(b)	9,675
3,822	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 5.23% (H15T1Y + 230 bps), 10/25/35, Callable 9/25/22 @ 100*	3,718
5,314	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.34%, 3/25/31, Callable 9/25/22 @ 100*(b)	5,273
9,147	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.72%, 7/25/37, Callable 9/25/22 @ 100*(b)	7,991
5,153	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 3.74%, 8/25/35(b)	5,092
3,276	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.12%, 2/25/34, Callable 9/25/22 @ 100*(b)	3,056
6,784	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.51%, 2/19/34, Callable 9/19/22 @ 100*(b)	692
225	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.99%, 9/25/33, Callable 9/25/22 @ 100*(b)	192
24,247	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.65%, 11/25/32, Callable 9/25/22 @ 100*(b)	13,496
20,879	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 3.51%, 11/25/34, Callable 9/25/22 @ 100*(b)	21,012
5,448	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 3.29%, 10/25/35, Callable 9/25/22 @ 100*(b)	5,233
31,728	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 2.89%, 11/19/35, Callable 9/19/22 @ 100*(b)	29,749

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$4,779	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.06%, 11/25/35, Callable 9/25/22 @ 100*(b)	$4,751
16,294	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 3.19%, 4/25/35, Callable 9/25/22 @ 100*(b)	15,199
60,892	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 2.96%, 1/19/35, Callable 9/19/22 @ 100*(b)	56,706
3,132	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 3.26%, 12/19/35, Callable 9/19/22 @ 100*(b)	2,938
19,138	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.34%, 7/25/36, Callable 9/25/22 @ 100*(b)	15,284
32,225	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.34%, 8/25/36, Callable 9/25/22 @ 100*(b)	26,181
9,125	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.50%, 8/25/34, Callable 9/25/22 @ 100*(b)	8,649
19,734	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 3.69%, 8/25/34, Callable 9/25/22 @ 100*(b)	18,987
1,481	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 3.51%, 8/25/36, Callable 9/25/22 @ 100*(b)	1,261
475,901	LSTAR Securities Investment, Ltd., Series 2021-1, Class A, 4.17% (US0001M + 180 bps), 2/1/26, Callable 2/1/23 @ 100*(a)	467,572
600,000	Mello Warehouse Securitization Trust, Series 2021-2, Class C, 3.54% (US0001M + 110 bps), 4/25/55, Callable 4/25/24 @ 100*(a)	587,341
717	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.34%, 2/25/34, Callable 11/25/23 @ 100*(b)	687
6,565	Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 2.71%, 12/25/34, Callable 9/25/22 @ 100*(b)	6,324
7,245	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 3.68%, 7/25/34, Callable 5/25/25 @ 100*(b)	6,980
1,817	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 3.71%, 8/25/34, Callable 1/25/26 @ 100*(b)	1,797
5,116	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 3.72%, 8/25/34, Callable 12/25/22 @ 100*(b)	5,071
2,130	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.94%, 2/25/34, Callable 9/25/22 @ 100*(b)	2,015
20,692	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 3.15%, 12/25/34, Callable 9/25/22 @ 100*(b)	19,006
5,755	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.81%, 12/27/35, Callable 9/25/22 @ 100*(b)	5,831
10,185	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 3.77%, 7/25/33, Callable 9/25/22 @ 100*(b)	10,093

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$42,662	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 2.59%, 11/25/36, Callable 9/25/22 @ 100*(b)	$39,618
3,254	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2, 3.10%, 6/25/34, Callable 9/25/22 @ 100*(b)	3,084
4,264	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 3.28% (US0001M + 84 bps), 7/25/44, Callable 9/25/22 @ 100*	3,958
6,830	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 3.47%, 9/25/36, Callable 9/25/22 @ 100*(b)	6,403
1,177	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A1, 3.69%, 8/25/46, Callable 9/25/22 @ 100*(b)	1,095
		1,819,210
Prime Fixed Mortgage Backed Securities (11.7%)
510,482	Angel Oak Mortgage Trust, Series 2021-5, Class A1, 0.95%, 7/25/66, Callable 9/25/23 @ 100*(a)(b)	451,702
619,412	Angel Oak Mortgage Trust, Series 2019-6, Class A1, 2.62%, 11/25/59, Callable 9/25/22 @ 100*(a)(b)	606,648
10,552	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31, Callable 9/25/22 @ 100*	10,247
62,651	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34, Callable 9/25/22 @ 100*	59,114
12,164	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34, Callable 9/25/22 @ 100*	12,278
3,481	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19, Callable 9/25/22 @ 100*	3,325
57,421	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	53,833
10,145	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33, Callable 9/25/22 @ 100*	9,970
15,434	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33, Callable 9/25/22 @ 100*	15,331
34,826	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32, Callable 9/25/22 @ 100*	10,783
186,003	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32, Callable 9/25/22 @ 100*	178,556
593,030	GS Mortgage-Backed Securities, Series 2022-PJ1, Class AB, 2.50%, 5/28/52, Callable 5/28/52 @ 100*(a)(b)	533,704
478,008	GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ2, Class A8, 4.00%, 11/25/49, Callable 11/25/25 @ 100*(a)(b)	464,485
16,696	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33, Callable 9/25/22 @ 100*	15,338

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$20,347	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35, Callable 11/25/27 @ 100*	$9,876
555,180	JPMorgan Mortgage Trust, Series 2020-4, Class A3A, 2.50%, 11/25/50, Callable 10/25/40 @ 100*(a)(b)	480,703
433,432	JPMorgan Mortgage Trust, Series 2017-2, Class A4, 3.00%, 5/25/47, Callable 11/25/30 @ 100*(a)(b)	383,718
9,462	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36, Callable 9/25/22 @ 100*	5,734
1,550,000	NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 3.84% (US0001M + 140 bps), 5/25/55, Callable 5/25/24 @ 100*(a)	1,514,612
4,358	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35, Callable 9/25/22 @ 100*	3,686
12,468	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32, Callable 9/25/22 @ 100*	12,077
59,957	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/22 @ 100*	57,704
368,058	Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 1/25/60, Callable 12/25/22 @ 100*(a)(b)	358,549
		5,251,973
Subprime Mortgage Backed Securities (1.8%)
139,239	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, 10/25/56, Callable 9/25/23 @ 100*(a)(b)	138,044
273,389	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 4/25/57, Callable 12/25/23 @ 100*(a)(b)	271,221
382,701	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 11/25/25 @ 100*(a)(b)	371,728
		780,993
U.S. Government Agency Mortgage Backed Securities (13.0%)
169,051	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	146,174
11,533	Fannie Mae, 1.67% (US0012M + 132 bps), 1/1/35, Pool #805386	11,610
45,174	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	44,172
5,435	Fannie Mae, Series 2012-51, Class EB, 2.00%, 1/25/40	5,426
46,680	Fannie Mae, Series 2012-96, Class PD, 2.00%, 7/25/41	46,145
132,662	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	122,344
8	Fannie Mae, 2.08% (H15T1Y + 192 bps), 12/1/22, Pool #303247	8
89,150	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	84,931
90,277	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	87,158
66,690	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	63,820

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$138,520	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	$135,007
502,568	Fannie Mae, Series 2018-83, Class LC, 3.00%, 11/25/48	476,989
678	Fannie Mae, 3.18% (H15T1Y + 216 bps), 6/1/32, Pool #725286	676
591,801	Fannie Mae, Series 2003-W14, Class 2A, 3.84%, 1/25/43, Callable 9/25/22 @ 100*(b)	571,166
22,593	Fannie Mae, 4.29% (H15T1Y + 229 bps), 2/1/30, Pool #556998	22,473
387,628	Fannie Mae, Series 2003-W16, Class AF5, 4.40%, 11/25/33, Callable 9/25/22 @ 100*(b)(c)	372,414
2,716	Fannie Mae, Series 2001-W4, Class AF6, 5.11%, 1/25/32, Callable 9/25/22 @ 100*(b)(c)	2,759
4,798	Fannie Mae, Series 2001-W2, Class AF6, 6.09%, 10/25/31, Callable 9/25/22 @ 100*(b)(c)	4,900
6,257	Fannie Mae, Series 2001-W1, Class AF6, 6.40%, 7/25/31, Callable 9/25/22 @ 100*(b)(c)	6,982
1,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	1,024
744,166	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.52%, 9/26/33, Callable 9/26/22 @ 100*(b)(c)	732,316
924,739	Fannie Mae REMIC Trust, Series 2004-W10, Class A6, 5.75%, 8/25/34, Callable 9/25/22 @ 100*	934,225
48,381	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	46,914
424,403	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	406,774
67,029	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	65,240
129,471	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	122,290
229,533	Freddie Mac, Series 4272, Class YG, 2.00%, 11/15/26	225,810
2,779	Freddie Mac, 2.29% (US0006M + 154 bps), 4/1/36, Pool #1N0148	2,826
117,257	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	114,825
395,736	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	381,309
274,425	Freddie Mac, Series T-67, Class 1A1C, 3.22%, 3/25/36, Callable 9/25/22 @ 100*(b)	279,740
2,184	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	2,155
24	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23, Callable 9/15/22 @ 100*	24
1,243	Government National Mortgage Assoc., 1.75% (H15T1Y + 150 bps), 12/20/27, Pool #80141	1,234
4,086	Government National Mortgage Assoc., 1.75% (H15T1Y + 150 bps), 11/20/29, Pool #876947	3,976
323,384	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	295,213
108	Government National Mortgage Assoc., 2.62% (H15T1Y + 150 bps), 1/20/23, Pool #8123	107
932	Government National Mortgage Assoc., 2.62% (H15T1Y + 150 bps), 1/20/25, Pool #8580	930
1,449	Government National Mortgage Assoc., 2.62% (H15T1Y + 150 bps), 1/20/25, Pool #8585	1,447

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$621	Government National Mortgage Assoc., 2.62% (H15T1Y + 150 bps), 3/20/26, Pool #8832	$612
1,153	Government National Mortgage Assoc., 2.62% (H15T1Y + 150 bps), 3/20/29, Pool #80263	1,138
6,710	Government National Mortgage Assoc., 2.87% (H15T1Y + 150 bps), 5/20/34, Pool #80916	6,672
63	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	67
20	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	20
21	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	22
95	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	95
		5,832,159
Total Mortgage Backed Securities (Cost $15,711,827)		14,558,341

Corporate Bonds (12.5%)
Aerospace & Defense (2.2%)
920,000	Boeing Co. (The), 7.95%, 8/15/24	965,673
Banks (2.5%)
1,057,740	Southtrust Bank/Georgia, 7.74%, 5/15/25	1,137,946
Capital Markets (2.3%)
1,116,000	Goldman Sachs Group, Inc. (The), 1.30%, 11/15/24, Callable 11/15/22 @ 100 *	1,040,362
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	8,000
		1,048,362
Insurance (1.4%)
670,000	Athene Global Funding, 1.72%, 1/7/25 (a)	620,485
IT Services (2.4%)
1,206,000	Western Union Co. (The), 1.35%, 3/15/26, Callable 2/15/26 @ 100 *	1,068,756
Tobacco (1.7%)
806,000	BAT Capital Corp., 3.22%, 9/6/26, Callable 7/6/26 @ 100 *	753,950
Total Corporate Bonds (Cost $7,136,463)		5,595,172

Taxable Municipal Bonds (3.5%)
Georgia (2.9%)
1,285,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	1,302,825
Pennsylvania (0.6%)
250,000	Philadelphia Authority for Industrial Development Revenue, 3.96%, 4/15/26	247,380
Total Taxable Municipal Bonds (Cost $1,600,512)		1,550,205

U.S. Government Agency Securities (6.0%)
Federal Farm Credit Banks
1,000,000	1.23%, 9/10/29, Callable 9/14/22 @ 100 *	851,104
400,000	2.31% (SOFR + 2 bps), 7/13/23	399,950
475,000	2.34% (SOFR + 5 bps), 2/13/24	474,930
350,000	2.35% (SOFR + 6 bps), 10/8/24	349,934
		2,075,918
Federal Home Loan Banks
35,000	0.90%, 8/27/26, Callable 2/27/23 @ 100 *	31,450
370,000	1.00%, 6/30/25, Callable 9/30/22 @ 100 *(b)	348,792
249,000	3.63%, 7/26/24, Callable 1/26/23 @ 100 *	248,085
		628,327
Total U.S. Government Agency Securities (Cost $2,875,453)		2,704,245

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations (7.0%)
U.S. Treasury Notes
$1,700,000	2.50%, 5/15/24	$1,673,437
1,000,000	2.75%, 7/31/27	974,766
500,000	3.00%, 6/30/24	495,879
Total U.S. Treasury Obligations (Cost $3,183,214)		3,144,082

Investment in Affiliates (3.7%)
1,667,001	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(e)	1,667,001
Total Investment in Affiliates (Cost $1,667,000)		1,667,001

Total Investments (Cost $48,890,817)(f) — 99.6%		44,607,513
Other assets in excess of liabilities — 0.4%		189,406
Net Assets - 100.0%		$44,796,919

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2022	Concluded

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2022.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2022.
(d)	Issuer has defaulted on the payment of interest.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
US0001M	1 Month US Dollar LIBOR
US0006M	6 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2022

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (16.4%)
$250,000	Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class C, 2.37%, 4/20/28, Callable 9/20/25 @ 100*(a)	$232,079
322,192	CLI Funding VI LLC, Series 2020-3A, Class A, 2.07%, 10/18/45, Callable 11/18/22 @ 100*(a)	289,265
118,100	CLI Funding VIII LLC, Series 2022-1A, Class A1, 2.72%, 1/18/47, Callable 1/18/24 @ 100*(a)	105,177
248,125	DB Master Finance LLC, Series 2021-1A, Class A2I, 2.05%, 11/20/51, Callable 5/20/24 @ 100*(a)	216,167
271,563	Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, 4/25/51, Callable 10/25/25 @ 100*(a)	233,346
280,000	Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100*(a)	259,612
250,000	Hi-Fi Music Ip Issuer II L.P, Series 2022-1A, Class A2, 3.94%, 2/1/62, Callable 11/1/22 @ 100*(a)	229,282
286,807	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(a)	268,235
160,703	MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/38, Callable 5/20/25 @ 100*(a)	150,758
250,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(a)	239,597
236,733	Textainer Marine Containers VII, Ltd., Series 2A, Class A, 2.23%, 4/20/46, Callable 4/20/23 @ 100*(a)	209,722
300,000	Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.65%, 9/15/45, Callable 9/15/23 @ 100*(a)	267,841
238,216	VR Funding LLC, Series 2020-1A, Class A, 2.79%, 11/15/50, Callable 11/15/23 @ 100*(a)	214,285
228,750	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	215,036
147,768	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(a)	115,006
Total Asset Backed Securities (Cost $3,608,363)		3,245,408

Mortgage Backed Securities† (12.2%)
Alt-A - Fixed Rate Mortgage Backed Securities (1.3%)
44,924	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/22 @ 100*	33,507
2,688	Countrywide Alternative Loan Trust, Series 2005- 3CB, Class 1A4, 5.25%, 3/25/35, Callable 9/25/22 @ 100*	2,377
7,989	Countrywide Alternative Loan Trust, Series 2004- 5CB, Class 1A1, 6.00%, 5/25/34, Callable 9/25/22 @ 100*	7,535
62,333	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 9/25/22 @ 100*	31,357
6,470	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34, Callable 9/25/22 @ 100*	6,189

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$3,768	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19, Callable 9/25/22 @ 100*	$2,900
7,511	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34, Callable 9/25/22 @ 100*	7,218
148	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20, Callable 5/25/23 @ 100*	129
13,745	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/22 @ 100*	12,973
6,508	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33, Callable 9/25/22 @ 100*	6,229
11,847	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34, Callable 9/25/22 @ 100*	11,399
21,240	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34, Callable 9/25/22 @ 100*	20,582
409	Nomura Asset Acceptance Corp., Series 2005- WF1, Class 2A5, 5.66%, 3/25/35, Callable 9/25/22 @ 100*(b)(c)	401
33,107	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 3.12%, 10/25/40, Callable 9/25/22 @ 100*(a)(b)	22,121
2	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18, Callable 9/25/22 @ 100*	2
21,036	Residential Accredit Loans, Inc., Series 2006- QS12, Class 1A2, 6.50%, 9/25/36, Callable 9/25/22 @ 100*	11,199
34,652	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35, Callable 9/25/22 @ 100*	19,336
40,022	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36, Callable 9/25/22 @ 100*	28,693
33,251	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35, Callable 9/25/22 @ 100*	29,929
		254,076
Prime Adjustable Rate Mortgage Backed Securities (2.6%)
4,531	Banc of America Funding Trust, Series 2004-B, Class 5A1, 2.95%, 11/20/34, Callable 9/20/22@ 100*(b)	4,442
1,156	Bear Stearns ARM Trust, Series 2003-7, Class 4A, 2.80%, 10/25/33, Callable 9/25/22 @ 100*(b)	1,195
2,938	Bear Stearns ARM Trust, Series 2004-9, Class 12A3, 3.02%, 11/25/34, Callable 9/25/22 @ 100*(b)	2,980
10,192	CHL Mortgage Pass-Through Trust, Series 2004-2, Class 2A1, 2.74%, 2/25/34, Callable 9/25/22 @ 100*(b)	9,159
9,706	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.60%, 4/25/37, Callable 9/25/22 @ 100*(b)	8,204
2,754	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 2.96% (US0003M + 101 bps), 4/25/36, Callable 9/25/22 @ 100*	2,567

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:

Prime Adjustable Rate Mortgage Backed Securities, continued:
$15,777	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 3.04%, 2/25/35, Callable 9/25/22 @ 100*(b)	$15,100
14,073	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.64%, 10/25/36, Callable 9/25/22 @ 100*(b)	11,158
184,841	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 3.99%, 9/25/35, Callable 9/25/22 @ 100*(b)	175,584
165,779	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 5.87% (US0001M + 350 bps), 5/1/24(a)	162,878
128,537	WinWater Mortgage Loan Trust, Series 2014-1, Class A1, 3.91%, 6/20/44, Callable 9/20/22 @ 100*(a)(b)	124,193
		517,460
Prime Fixed Mortgage Backed Securities (3.7%)
2,256	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.56%, 9/25/35, Callable 9/25/22 @ 100*(b)(c)	1,966
76,921	Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.59%, 10/25/49, Callable 9/25/22 @ 100*(a)(b)	74,277
12,501	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37, Callable 9/25/22 @ 100*	6,897
5,405	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	5,246
5,122	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34, Callable 9/25/22 @ 100*	4,953
449	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24, Callable 9/25/22 @ 100*	441
6,541	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35, Callable 9/25/22 @100*	3,722
4,023	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 12/31/99, Callable 9/25/22 @ 100*	3,740
10,187	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33, Callable 9/25/22 @ 100*	9,789
220,549	Flagstar Mortgage Trust, Series 2021-4, Class A5, 2.50%, 6/1/51, Callable 1/25/42 @ 100*(a)(b)	198,347
12,397	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56, Callable 9/25/23 @ 100*(a)(b)	11,830
126,653	GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class A14, 3.00%, 10/25/50, Callable 6/25/31 @ 100*(a)(b)	112,443
134,785	GSR Mortgage Loan Trust, Series 2004-13F, Class 2A1, 4.25%, 11/25/34, Callable 9/25/22 @ 100*	125,808
98	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19, Callable 9/25/22 @ 100*	98
449	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32, Callable 9/25/22 @ 100*	432

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:

Prime Fixed Mortgage Backed Securities, continued:
$1,070	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34, Callable 9/25/22 @ 100*	$1,041
23,383	RAMP Trust, Series 2005-SL2, Class A3, 7.00%, 2/25/32, Callable 9/25/28 @ 100*	19,242
7,439	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/22 @ 100*	7,160
43	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30, Callable 9/28/22 @ 100*	42
701	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33, Callable 9/25/22 @ 100*	678
242	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 10/25/22 @ 100*	237
157,605	Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, 2.50%, 6/25/51, Callable 10/25/35 @ 100*(a)(b)	141,740
		730,129
Subprime Mortgage Backed Securities (0.6%)

35,911	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 6/25/25 @ 100*(a)(b)	35,077
93,226	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 11/25/26 @ 100*(a)(b)	91,256
		126,333

U.S. Government Agency Mortgage Backed Securities (4.0%)

1,740	Fannie Mae, 2.11% (US0012M + 186 bps), 1/1/37, Pool #906675	1,729
60,310	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	57,998
53,408	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	50,866
26,555	Fannie Mae, Series 2015-12, Class PC, 2.50%,7/25/44	25,939
110,089	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	104,290
1,390	Fannie Mae, 3.03% (US0012M + 162 bps), 9/1/33, Pool #739372	1,378
146,076	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	145,692
86	Fannie Mae, 6.00%, 4/1/35, Pool #735503	91
598	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	632
8,965	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 9/25/22 @ 100*	9,678
314	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31, Callable 9/25/22 @ 100*	336
59,392	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	56,925
36,292	Freddie Mac, Series 4076, Class QC, 2.00%, 11/15/41	35,090
47,047	Freddie Mac, Series 4461, Class EA, 2.00%,7/15/37	45,696
177,726	Freddie Mac, Series 3908, Class B, 2.50%, 6/15/39	165,978
7,334	Freddie Mac, 5.37% (H15T1Y + 228 bps), 8/1/34, Pool #755230	7,187

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:

U.S. Government Agency Mortgage Backed Securities, continued:

$18	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22, Callable 9/15/22 @ 100*	$19
286	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24, Callable 9/15/22 @ 100*	290
611	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26, Callable 9/15/22 @ 100*	637
69,297	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	63,260
6,338	Government National Mortgage Assoc., Series 2010-98, Class MG, 3.00%, 8/20/39	6,324
3,450	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	3,454
39	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	40
115	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	116
28	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	29
668	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	684
2,286	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	2,357
		786,715
Total Mortgage Backed Securities (Cost $2,606,543)		2,414,713

Corporate Bonds (24.9%)

Aerospace & Defense (2.1%)
450,000	Boeing Co. (The), 3.25%, 2/1/28, Callable 12/1/27 @ 100 *	409,406
Airlines (1.1%)
212,839	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	213,096
Banks (3.1%)
510,000	Bank of America Corp., 1.90% (SOFR + 153 bps), 7/23/31, Callable 7/23/30 @ 100, MTN *	402,644
250,000	Wells Fargo & Co., 2.88% (SOFR + 143 bps), 10/30/30, Callable 10/30/29 @ 100, MTN *	219,753
		622,397
Capital Markets (1.4%)
290,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	278,705
Diversified Telecommunication Services (1.5%)
310,000	AT&T, Inc., 4.35%, 3/1/29, Callable 12/1/28 @ 100 *	302,407
Electric Utilities (1.3%)
275,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100 *	256,273
Electrical Equipment (1.1%)
250,000	Emerson Electric Co., 2.20%, 12/21/31, Callable 9/21/31 @ 100 *	212,950
Financial Services (0.3%)
59,308	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (a)	59,603
Food Products (1.4%)
300,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100 *(a)	279,562
Health Care Providers & Services (2.8%)
225,000	Ascension Health, Series B, 2.53%, 11/15/29, Callable 8/15/29 @ 100 *	201,372
370,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100 *	354,305
		555,677

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:

Hotels, Restaurants & Leisure (1.3%)
$270,000	Hyatt Hotels Corp., 4.38%, 9/15/28, Callable 6/15/28 @ 100 *	$255,449
Household Durables (2.0%)
400,000	Harman International Industries, Inc., 4.15%, 5/15/25, Callable 2/15/25 @ 100 *	397,144
Insurance (1.5%)
300,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	290,666
Oil, Gas & Consumable Fuels (1.8%)
380,000	HF Sinclair Corp., 2.63%, 10/1/23 (a)	368,719
Semiconductors & Semiconductor Equipment (2.2%)
24,000	Broadcom, Inc., 3.19%, 11/15/36, Callable 8/15/36 @ 100 *(a)	17,933
451,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100 *	412,705
		430,638
Total Corporate Bonds (Cost $5,555,980)		4,932,692

Taxable Municipal Bonds (11.0%)

Alabama (1.5%)
300,000	The Water Works Board of the City of Birmingham Revenue, 2.60%, 1/1/27	284,934
Arizona (1.2%)
250,000	City of Glendale Arizona, Certificate participation, 0.90%, 7/1/24	236,013
Colorado (1.4%)
150,000	Colorado Housing and Finance Authority Revenue, Series I-1, Class I, 0.86%, 11/1/23, GNMA	144,852
150,000	Colorado Housing and Finance Authority Revenue, Series I-1, Class I, 1.11%, 5/1/25, GNMA	139,284
		284,136
New York (2.7%)
300,000	New York City Housing Development Corp. Revenue, Series L, 2.84%, 11/1/28, Continuously Callable @100	271,748
300,000	New York City Transitional Finance Authority Revenue, 2.63%, 11/1/29	268,897
		540,645
Rhode Island (2.0%)
400,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	390,358
Texas (1.4%)
300,000	Midland County Fresh Water Supply District No. 1 Revenue, 2.37%, 9/15/26	282,713
Wisconsin (0.8%)
165,000	Public Financial Authority Revenue, 4.45%, 10/1/25, Insured by: AGC	164,723
Total Taxable Municipal Bonds (Cost $2,318,576)		2,183,522

U.S. Government Agency Securities (6.8%)

Federal Farm Credit Banks
240,000	1.32%, 9/9/30, Callable 9/14/22 @ 100 *	200,602
250,000	2.32%, 1/26/32, Callable 1/26/23 @ 100 *	220,190
		420,792
Federal Home Loan Banks
250,000	0.88%, 8/16/28, Callable 11/16/22 @ 100 *(b)	221,862
200,000	1.38%, 10/28/31, Callable 10/28/22 @ 100 *(b)	171,393
225,000	2.50%, 4/25/25, Callable 10/25/22 @ 100 *(b)	222,254

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2022	Concluded

Shares or Principal Amount	Security Description	Value

U.S. Government Agency Securities, continued:

Federal Home Loan Banks, continued:
$300,000	3.63%, 7/26/24, Callable 1/26/23 @ 100 *	$298,897
		914,406
Total U.S. Government Agency Securities (Cost $1,385,449)		1,335,198

U.S. Treasury Obligations (24.1%)
U.S. Treasury Notes
1,471,000	1.25%, 8/15/31	1,255,579

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations, continued:
U.S. Treasury Notes, continued:
$2,327,000	2.00%, 4/30/24	$2,273,007
1,082,000	2.25%, 2/15/27	1,031,873
200,000	3.13%, 8/31/29	198,531
Total U.S. Treasury Obligations (Cost $5,069,757)		4,758,990

Investment in Affiliates (4.1%)
816,231	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(d)	816,231
Total Investment in Affiliates (Cost $816,231)		816,231

Total Investments (Cost $21,360,899)(e) — 99.5%		19,686,754
Other assets in excess of liabilities — 0.5%		99,063
Net Assets - 100.0%		$19,785,817

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2022.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2022.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of themortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGC	Assured Guaranty Corporation
GNMA	Government National Mortgage Association
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

Schedule of Portfolio Investments	Bond Fund
August 31, 2022

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (12.8%)
$825,000	Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100*(a)	$729,370
17,333	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34, Callable 9/25/22 @ 100*(b)(c)	15,344
524,873	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class B, 3.78%, 9/26/33, Callable 4/25/26 @ 100*(a)	499,578
1,100,000	CoreVest American Finance Trust, Series 2021-2, Class B, 2.38%, 7/15/54, Callable 7/15/31 @ 100*(a)	885,790
992,500	DB Master Finance LLC, Series 2021-1A, Class A2I, 2.05%, 11/20/51, Callable 5/20/24 @ 100*(a)	864,670
98,750	Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, 4/25/51, Callable 10/25/25 @ 100*(a)	84,853
1,490,000	Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100*(a)	1,381,509
1,500,000	Hi-Fi Music Ip Issuer II L.P, Series 2022-1A, Class A2, 3.94%, 2/1/62, Callable 11/1/22 @ 100*(a)	1,375,690
975,332	Horizon Aircraft Finance III, Ltd., Series 2019-2, Class A, 3.43%, 11/15/39(a)	839,609
668,250	Jack In The Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, 2/26/52, Callable 2/25/25 @ 100*(a)	613,721
928,477	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(a)	868,355
707,444	MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/38, Callable 5/20/25 @ 100*(a)	663,661
1	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27, Callable 9/25/22 @ 100*(b)	1
515,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(a)	493,570
1,038,800	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 1/20/50, Callable 1/20/24 @ 100*(a)	954,761
916,750	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44, Callable 2/25/23 @ 100*(a)	913,203
20,549	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31, Callable 9/25/22 @ 100*(a)	19,110
644,875	Taco Bell Funding LLC, Series 2018-1A, Class A2II, 4.94%, 11/25/48, Callable 11/25/25 @ 100*(a)	627,507
817,160	Textainer Marine Containers VIII, Ltd., Series 2A-A, Class A, 2.10%, 9/20/45, Callable 9/20/22 @ 100*(a)	734,478
921,156	TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, 2/20/46, Callable 2/20/23 @ 100*(a)	788,586
479,308	TRP-TRIP Rail Master Funding LLC, Series 2021-2, Class A, 2.15%, 6/19/51, Callable 6/17/23 @ 100*(a)	424,939
93,053	VR Funding LLC, Series 2020-1A, Class A, 2.79%, 11/15/50, Callable 11/15/23 @ 100*(a)	83,705

Shares or Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$1,098,000	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	$1,032,172
699,207	Willis Engine Structured Trust III, Series 17, Class A, 4.69%, 8/15/42, Callable 7/15/27 @ 100*(a)(b)	606,718
886,608	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(a)	690,036
524,700	ZAXBY'S Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(a)	448,345
Total Asset Backed Securities (Cost $18,538,019)		16,639,281

Mortgage Backed Securities† (10.9%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.0%^)
53,526	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 3.54%, 11/25/36, Callable 8/25/25 @ 100*(b)	30,906
2,972	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 6.21%, 12/25/36, Callable 9/25/22 @ 100*(b)(c)	2,860
		33,766
Alt-A - Fixed Rate Mortgage Backed Securities (1.1%)
6,542	Bank of America Alternative Loan Trust, Series 2006-4, Class CB1, 6.50%, 5/25/46, Callable 9/25/22 @ 100*	5,912
26,955	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/22 @ 100*	20,104
20,785	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37, Callable 9/25/22 @ 100*	8,610
44,011	Countrywide Alternative Loan Trust, Series 2005- 46CB, Class A3, 5.50%, 10/25/35, Callable 9/25/22 @ 100*	34,021
6,091	Countrywide Alternative Loan Trust, Series 2004- 22CB, Class 1A1, 6.00%, 10/25/34, Callable 9/25/22 @ 100*	5,964
21,373	Countrywide Alternative Loan Trust, Series 2006- 8T1, Class 1A4, 6.00%, 4/25/36, Callable 9/25/22 @ 100*	11,909
147,870	Countrywide Alternative Loan Trust, Series 2007 9T1, Class 1A7, 6.00%, 5/25/37, Callable 9/25/22 @ 100*	82,499
175,271	Countrywide Alternative Loan Trust, Series 2006- 36T2, Class 2A4, 6.25%, 12/25/36, Callable 9/25/22 @ 100*	90,957
12,502	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35, Callable 11/25/23 @ 100*	11,629
35,978	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/22 @ 100*	34,097
13,386	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35, Callable 9/25/26 @ 100*	11,679
732	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33, Callable 9/25/22 @ 100*	698
5,886	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34, Callable 9/25/22 @ 100*	5,670

See notes to financial statememts.

Schedule of Portfolio Investments	Bond Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$13,745	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/22 @ 100*	$12,973
1,058,947	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A3, 3.96%, 8/15/46, Callable 8/15/23 @ 100*	1,055,336
		1,392,058
Prime Adjustable Rate Mortgage Backed Securities (2.7%)
428,111	GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A6, 2.50%, 2/25/52, Callable 10/25/35 @ 100*(a)(b)	386,359
915,254	GS Mortgage-Backed Securities Trust, Series 2021-PJ7, Class A8, 2.50%, 1/25/52, Callable 7/25/38 @ 100*(a)(b)	823,693
3,643	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 3.28%, 6/25/36, Callable 9/25/22 @ 100*(b)	2,728
111,956	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 4.24%, 8/25/35, Callable 9/25/22 @ 100*(b)	107,485
789,423	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 5.87% (US0001M + 350 bps), 5/1/24(a)	775,608
500,000	Mello Warehouse Securitization Trust, Series 2021-1, Class A, 2.32% (US0001M + 70 bps), 2/25/55, Callable 2/25/24 @ 100*(a)	488,438
175,000	Mello Warehouse Securitization Trust, Series 2021-1, Class 21-C, 2.72% (US0001M + 110 bps), 2/25/55, Callable 2/25/24 @ 100*(a)	170,123
9,706	Merrill Lynch Mortgage Investors Trust, Series 2004-HB1, Class A3, 2.48%, 4/25/29, Callable 9/25/22 @ 100*(b)	8,978
881,912	Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.92%, 9/25/66, Callable 10/25/24 @ 100*(a)(b)	783,355
3,725	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 3.25%, 6/25/36, Callable 9/25/22 @ 100*(b)	2,611
		3,549,378
Prime Fixed Mortgage Backed Securities (4.2%)
319,659	Arroyo Mortgage Trust, Series 2019-3, Class A1, 2.96%, 10/25/48, Callable 9/25/22 @ 100*(a)(b)	302,360
2,335	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32, Callable 9/25/22 @ 100*	2,130
99,742	Chaseflex Trust, Series 2006-2, Class A5, 4.44%, 9/25/36, Callable 9/25/22 @ 100*(b)	90,757
1,276,697	CIM Trust, Series 2021-J2, Class A4, 2.50%, 4/25/51, Callable 3/25/44 @ 100*(a)(b)	1,148,180
14,699	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	14,265
2,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/22 @ 100*	1,906
3,200	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34, Callable 9/25/22 @ 100*	3,056
3,069	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34, Callable 9/25/22 @ 100*	2,947

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$92,162	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35, Callable 9/25/22 @ 100*	$34,043
103	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	98
810	GMAC Mortgage Corp. Loan Trust, Series 2003- GH2, Class A4, 5.50%, 10/25/33, Callable 9/25/22 @ 100*(b)(c)	796
915,328	GS Mortgage-Backed Securities Trust 2022-Mm1, Series 2022-MM1, Class A8, 2.50%, 7/25/52, Callable 2/25/32 @ 100*(a)(b)	822,615
13,089	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 2.75%, 4/25/36, Callable 9/25/22 @ 100*(b)	11,452
1,049,304	JPMorgan Mortgage Trust, Series 2019-6, Class A5, 3.50%, 12/25/49, Callable 7/25/28 @ 100*(a)(b)	996,135
17,305	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34, Callable 9/25/22 @ 100*	16,033
868,752	Mello Mortgage Capital Acceptance Trust, Series 2021-MTG2, Class A10, 2.50%, 6/1/51, Callable 11/25/37 @ 100*(a)(b)	783,588
3,759	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33, Callable 9/25/22 @ 100*	3,624
87,360	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32, Callable 9/25/22 @ 100*	79,025
36,540	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36, Callable 9/25/22 @ 100*	5,576
163,651	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35, Callable 9/25/22 @ 100*	146,563
3,476	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34, Callable 9/25/22 @ 100*	3,379
21,699	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 10/25/22 @ 100*	21,249
700,468	Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, 2.50%, 6/25/51, Callable 10/25/35 @ 100*(a)(b)	629,956
252,965	Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1, 3.50%, 7/25/49, Callable 9/25/23 @ 100*(a)(b)	234,924
106,497	WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/45, Callable 9/20/22 @ 100*(a)(b)	101,064
		5,455,721
Subprime Mortgage Backed Securities (0.5%)
233,448	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 11/25/25 @ 100*(a)(b)	226,754
95,764	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 6/25/25 @ 100*(a)(b)	93,539
264,139	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 11/25/26 @ 100*(a)(b)	258,560
		578,853

See notes to financial statememts.

Schedule of Portfolio Investments	Bond Fund
August 31, 2022	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities (2.4%)
$207,871	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	$194,629
111,224	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	104,731
412,713	Fannie Mae, Series 2020-54, Class TA, 2.00%, 5/25/43	394,589
140,805	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	134,509
8,469	Fannie Mae, 2.43% (H15T1Y + 231 bps), 12/1/27, Pool #422279	8,350
157,952	Fannie Mae, Series 2, Class JD, 2.50%, 2/25/50	144,029
100,782	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	96,918
166,219	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	158,015
40,056	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	38,150
219,842	Fannie Mae, Series 2014-33, Class PE, 3.00%, 4/25/43	214,662
220,947	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	209,309
496,659	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	495,353
10,628	Fannie Mae, Series 2002-W11, Class AF5, 4.98%, 11/25/32, Callable 9/25/22 @ 100*(b)(c)	10,393
186	Fannie Mae, 5.00%, 8/1/33, Pool #730856	194
91	Fannie Mae, 5.00%, 7/1/35, Pool #832198	95
131	Fannie Mae, 5.50%, 2/1/33, Pool #683351	137
79	Fannie Mae, 5.50%, 9/1/34, Pool #725773	84
1,134	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	1,178
337	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	338
21,030	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.36%, 8/25/42, Callable 9/25/22 @ 100*(b)	20,648
77,683	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	73,374
86,253	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	83,776
175,769	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	172,123
1,395	Freddie Mac, 3.13% (H15T1Y + 213 bps), 4/1/24, Pool #409624	1,382
100,356	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	97,926
37,472	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	36,596
296	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	299
190	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	197
917	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	953
525	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	563
6,176	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	6,525
150,143	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	137,063
234,315	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	229,284

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$89,997	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(b)	$88,063
11,981	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	11,990
220	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	220
2,896	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	2,986
677	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	680
		3,170,311
Total Mortgage Backed Securities (Cost $15,287,705)		14,180,087
Corporate Bonds (23.8%)
Aerospace & Defense (1.2%)
1,750,000	Boeing Co. (The), 3.25%, 2/1/28, Callable 12/1/27 @ 100 *	1,592,134
Airlines (1.5%)
1,100,418	Alaska Airlines 2020-1, 4.80%, 2/15/29 (a)	1,087,096
856,269	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	857,303
		1,944,399
Banks (3.2%)
2,475,000	Bank of America Corp., 3.31% (SOFR + 158 bps), 4/22/42, Callable 4/22/41 @ 100 *	1,946,375
1,350,000	JPMorgan Chase & Co., 2.52% (SOFR + 204 bps), 4/22/31, Callable 4/22/30 @ 100 *	1,144,641
1,350,000	Wells Fargo & Co., 3.07% (SOFR + 253 bps), 4/30/41, Callable 4/30/40 @ 100 *	1,037,136
		4,128,152
Beverages (0.6%)
800,000	PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100 *	733,027
Capital Markets (1.2%)
1,600,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	1,537,682
Diversified Financial Services (0.6%)
850,000	Korea Development Bank, 2.75%, 3/19/23	846,175
Electric Utilities (0.7%)
1,000,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100 *	931,902
Electrical Equipment (0.8%)
1,250,000	Emerson Electric Co., 2.20%, 12/21/31, Callable 9/21/31 @ 100 *	1,064,748
Equity Real Estate Investment Trusts (0.8%)
1,100,000	SBA Tower Trust, 1.88%, 7/15/50, Callable 1/15/25 @ 100 *(a)	991,235
Financial Services (0.1%)
88,962	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (a)	89,405
Food Products (1.6%)
1,059,000	Conagra Brands, Inc., 4.60%, 11/1/25, Callable 9/1/25 @ 100 *	1,058,579
320,000	Mars, Inc., 0.88%, 7/16/26, Callable 6/16/26 @ 100 *(a)	283,894
825,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100 *(a)	768,797
		2,111,270
Health Care Providers & Services (2.4%)
1,000,000	Ascension Health, Series B, 2.53%, 11/15/29, Callable 8/15/29 @ 100 *	894,986

See notes to financial statememts

Schedule of Portfolio Investments August 31, 2022	Bond Fund Continued

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Health Care Providers & Services, continued:
$655,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100 *	$638,531
1,050,000	Partners Healthcare Syst, Inc., Series 2020, 3.19%, 7/1/49, Callable 1/1/49 @ 100 *	809,418
890,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100 *	852,248
		3,195,183
Hotels, Restaurants & Leisure (1.8%)
1,115,000	Hyatt Hotels Corp., 4.38%, 9/15/28, Callable 6/15/28 @ 100 *	1,054,910
345,000	Royal Caribbean Cruises, 5.25%, 11/15/22	344,930
1,200,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100 *	977,082
		2,376,922
Household Durables (0.9%)
1,120,000	Harman International Industries, Inc., 4.15%, 5/15/25, Callable 2/15/25 @ 100 *	1,112,004
Insurance (0.8%)
1,100,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	1,065,777
Interactive Media & Services (0.9%)
1,300,000	Meta Platforms, Inc., 3.85%, 8/15/32, Callable 5/15/32 @ 100 *	1,226,099
IT Services (1.5%)
1,200,000	International Business Machines Corp., 3.50%, 5/15/29	1,134,810
770,000	Western Union Co. (The), 6.20%, 11/17/36	764,391
		1,899,201
Oil, Gas & Consumable Fuels (1.4%)
1,000,000	HF Sinclair Corp., 2.63%, 10/1/23 (a)	970,312
900,000	Marathon Oil Corp., 4.40%, 7/15/27, Callable 4/15/27 @ 100 *	875,279
		1,845,591
Semiconductors & Semiconductor Equipment (1.8%)
97,000	Broadcom, Inc., 3.19%, 11/15/36, Callable 8/15/36 @ 100 *(a)	72,479
2,178,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100 *	1,993,062
325,000	Intel Corp., 3.25%, 11/15/49, Callable 5/15/49 @ 100 *	242,825
		2,308,366
Total Corporate Bonds (Cost $35,345,240)		30,999,272

Taxable Municipal Bonds (9.8%)
Kentucky (0.5%)
750,000	Lexington-Fayette Urban County Airport Board Corp. Revenue, 2.84%, 7/1/31	664,426
Michigan (1.0%)
410,000	Michigan State Housing Development Authority Revenue, Series B, 2.72%, 10/1/35, Continuously Callable @100	374,170
1,000,000	Michigan State Housing Development Authority Revenue, Series B, 3.49%, 12/1/40, Continuously Callable @100	864,522
		1,238,692
Oklahoma (2.4%)
500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @100	487,108
735,000	Oklahoma Capitol Improvement Authority Revenue, 5.12%, 7/1/25	748,198

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Oklahoma, continued:
$450,000	The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @100	$371,174
1,650,000	University of Oklahoma Health Sciences Center General Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @100	1,576,383
		3,182,863
Oregon (0.6%)
1,000,000	State of Oregon, GO, Series O, 1.70%, 8/1/32, Continuously Callable @100	805,225
Pennsylvania (0.9%)
1,110,000	City of Bethlehem Lehigh and Northampton Countries, GO, Series C, 5.15%, 11/1/34, Pre-refunded 11/1/24 @ 100, AGM	1,142,014
Texas (3.0%)
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/26, PSF-GTD	1,040,121
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/27, PSF-GTD	1,049,663
1,250,000	Northwest Independent School District, GO, 1.78%, 2/15/31, Continuously Callable @100, TX PERMANENT SCHOOL FUND GUARANTEED	1,050,548
785,000	Texas Transportation Commission State Highway Fund Revenue, 5.18%, 4/1/30	827,904
		3,968,236
Washington (1.4%)
1,200,000	County of King WA Sewer Revenue, Series B, 1.86%, 1/1/33, Continuously Callable @100	963,327
1,070,000	Pierce County School District No 10 Tacoma, GO, 1.90%, 12/1/33, SCH BD GTY	847,276
		1,810,603
Total Taxable Municipal Bonds (Cost $14,317,977)		12,812,059

U.S. Government Agency Securities (11.3%)
Federal Farm Credit Banks
750,000	1.32%, 9/9/30, Callable 9/14/22 @ 100 *	626,882
1,565,000	2.13%, 4/19/34, Callable 9/14/22 @ 100 *	1,299,925
1,408,000	2.15%, 3/7/36, Callable 9/14/22 @ 100 *	1,135,379
1,350,000	2.23%, 3/12/35, Callable 9/14/22 @ 100 *	1,106,323
1,150,000	2.32%, 1/26/32, Callable 1/26/23 @ 100 *	1,012,874
1,220,000	2.75%, 2/2/37, Callable 2/2/23 @ 100 *	1,024,994
		6,206,377
Federal Home Loan Banks
1,100,000	1.00%, 10/29/29, Callable 10/29/22 @ 100 *(b)	970,683
1,000,000	1.00%, 2/11/36, Callable 11/11/22 @ 100 *(b)	780,978
1,345,000	1.25%, 10/8/30, Callable 9/14/22 @ 100 *	1,111,970
3,000,000	1.25%, 3/24/33, Callable 9/24/22 @ 100 *(b)	2,564,333
1,170,000	1.50%, 2/25/36, Callable 11/25/22 @ 100 *(b)	917,708
		6,345,672
Federal Home Loan Mortgage Corporation
932,025	Series 4893, 2.50%, 5/15/49	865,578
Federal National Mortgage Association
923,513	Series 2018-94, 3.50%, 1/25/49	898,178
489,173	Series 2022-35, 4.00%, 3/25/47	487,114
		1,385,292
Total U.S. Government Agency Securities (Cost $15,331,297)		14,802,919

U.S. Treasury Obligations (26.1%)
U.S. Treasury Bonds
6,570,000	1.75%, 8/15/41	4,902,349
9,815,000	2.00%, 8/15/51	7,405,724
		12,308,073

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2022	Bond Fund Concluded

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations, continued:
U.S. Treasury Notes
$8,529,000	1.13%, 2/15/31	$7,272,638
5,110,000	2.00%, 4/30/24	4,991,432
8,490,000	2.25%, 2/15/27	8,096,674
1,325,000	3.13%, 8/31/29	1,315,270
		21,676,014
Total U.S. Treasury Obligations (Cost $37,080,480)		33,984,087

Shares or Principal Amount	Security Description	Value
Investment in Affiliates (5.0%)
6,466,384	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(d)	$6,466,384
Total Investment in Affiliates (Cost $6,466,384)		6,466,384

Total Investments (Cost $142,367,102)(e) - 99.7%		129,884,089
Other assets in excess of liabilities — 0.3%		363,872
Net Assets - 100.0%		$130,247,961

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2022.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2022.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
PSF-GTD	Public School Fund Guaranteed
SCH BD GTY	School Board Guaranty
SOFR	Secured Overnight Financing Rate
US0001M	1 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2022	Strategic Enhanced Yield Fund

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (15.9%)
$372,188	AB Issuer LLC, Series 2021-1, Class A2, 3.73%, 7/30/51, Callable 1/30/26 @ 100*(a)	$328,168
49,540	ABFC Trust, Series 2005-AQ1, Class A6, 4.40%, 1/25/35, Callable 9/25/22 @ 100*(b)(c)	48,695
600,000	Amur Equipment Finance Receivables LLC, Series 2021-1A, Class E, 4.13%, 3/20/28, Callable 12/20/24 @ 100*(d)	547,779
252,258	Bayview Commercial Asset Trust, Series 2004-3, Class A1, 2.81% (US0001M + 56 bps), 1/25/35, Callable 9/25/22 @ 100*(a)	250,297
14,477	Centex Home Equity Loan Trust, Series 2002-A, Class AF6, 5.54%, 1/25/32, Callable 9/25/22 @ 100*	14,408
13,828	GSAA Home Equity Trust, Series 2005-1, Class M1, 5.80%, 11/25/34, Callable 9/25/22 @ 100*(b)(c)	13,738
84,509	GSAMP Trust, Series 2006-HE1, Class M1, 3.03% (US0001M + 39 bps), 1/25/36, Callable 9/25/22 @ 100*	84,167
24,293	Master Asset Backed Securities Trust, Series 2004-FRE1, Class M6, 4.54% (US0001M + 210 bps), 7/25/34, Callable 9/25/22 @ 100*	24,266
286,375	Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.58%, 4/30/51, Callable 10/30/26 @ 100*(a)	247,807
13,986	Residential Asset Mortgage, Series 2004-RS12, Class MI1, 5.56%, 12/25/34, Callable 9/25/22 @ 100*(b)(c)	13,913
22,238	Residential Asset Securities Corp., Series 2004-KS8, Class MI1, 5.34%, 9/25/34, Callable 9/25/22 @ 100*(b)	21,823
Total Asset Backed Securities (Cost $1,732,453)		1,595,061

Mortgage Backed Securities† (43.8%)
Alt-A - Fixed Rate Mortgage Backed Securities (6.5%)
16,476	Bear Stearns Asset-Backed Securities Trust, Series 2004-AC3, Class A1, 5.25%, 6/25/34, Callable 9/25/22 @ 100*(b)(c)	15,862
11,165	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.50%, 7/25/34, Callable 9/25/22 @ 100*	10,744
11,756	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.50%, 8/25/34, Callable 9/25/22 @ 100*	11,394
81,355	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.75%, 12/25/33, Callable 9/25/22 @ 100*	77,241
24,778	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 4A3, 6.00%, 8/25/34, Callable 9/25/22 @ 100*	24,538
23,558	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34, Callable 9/25/22 @ 100*	22,713
6,979	Master Alternative Loans Trust, Series 2004-11, Class 6A1, 5.50%, 10/25/34, Callable 9/25/22 @ 100*	6,736
69,217	Master Alternative Loans Trust, Series 2004-7, Class 1A1, 5.50%, 7/25/34, Callable 9/25/22 @ 100*	67,102
102,270	Master Alternative Loans Trust, Series 2003-3, Class 2A5, 6.00%, 5/25/33, Callable 9/25/22 @ 100*	98,071

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$25,183	Master Alternative Loans Trust, Series 2004-5, Class 2A1, 6.00%, 6/25/34, Callable 9/25/22 @ 100*	$24,437
217,000	Residential Asset Securitization Trust, Series 2003-A7, Class A8, 5.00%, 7/25/33, Callable 9/25/22 @ 100*	216,362
65,000	Residential Asset Securitization Trust, Series 2003-A10, Class A2, 5.20%, 9/25/33, Callable 9/25/22 @ 100*	60,936
17,396	Structured Asset Securities Corp., Series 2004-4XS, Class A3A, 5.13%, 2/25/34, Callable 9/25/22 @ 100*(b)(c)	16,613
		652,749
Prime Adjustable Rate Mortgage Backed Securities (14.4%)
41,880	Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 2.87%, 8/25/34, Callable 9/25/22 @ 100*(b)	41,171
74,847	Impac Secured Assets CMN Owner Trust, Series 2003-3, Class A1, 5.20%, 8/25/33, Callable 9/25/22 @ 100*(b)	71,375
248,668	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 5.87% (US0001M + 350 bps), 5/1/24(a)	244,317
557,784	LSTAR Securities Investment, Ltd., Series 2019-4, Class A2, 6.87% (US0001M + 250 bps), 5/1/24(a)	508,978
500,000	Mello Warehouse Securitization Trust, Series 2021-1, Class G, 6.00% (US0001M + 438 bps), 2/25/55, Callable 2/25/24 @ 100*(a)	490,598
24,835	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 3.06%, 9/25/34, Callable 9/25/22 @ 100*(b)	24,416
28,481	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 3.72%, 7/25/34, Callable 9/25/22 @ 100*(b)	27,692
41,198	WinWater Mortgage Loan Trust, Series 2014-1, Class A1, 3.91%, 6/20/44, Callable 9/20/22 @100*(a)(b)	39,806
		1,448,353
Prime Fixed Mortgage Backed Securities (16.8%)
94,228	Alternative Loan Trust, Series 2004-18CB, Class 4A1, 5.50%, 9/25/34, Callable 9/25/22 @100*	90,827
8,272	Banc of America Funding Trust, Series 2004-3,Class 1A9, 5.50%, 10/25/34, Callable 9/25/22 @ 100*	7,895
352,356	Brean Asset Backed Securities Trust, Series 2021-RM1, Class M1, 1.60%, 10/25/63, Callable 9/25/27 @ 100*(d)	276,737
6,444	Citicorp Mortgage Securities Trust, Series 2006-3,Class 1A19, 5.75%, 6/25/36, Callable 9/25/22 @ 100*	5,800
7,616	Citicorp Mortgage Securities Trust, Series 2006-3,Class 1A3, 6.25%, 6/25/36, Callable 9/25/22 @ 100*	6,983
93,577	Countrywide Home Loans, Series 2005-6, Class 1A3, 5.15%, 4/25/35, Callable 9/25/22 @ 100*	91,808
10,000	Countrywide Home Loans, Series 2004-10, Class A4, 5.25%, 7/25/34, Callable 9/25/22 @ 100*	9,481
60,000	Countrywide Home Loans, Series 2004-4, Class A4, 5.25%, 5/25/34, Callable 9/25/22 @ 100*	59,652

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2022	Strategic Enhanced Yield Fund Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$28,000	Countrywide Home Loans, Series 2004-9, Class A5, 5.25%, 6/25/34, Callable 9/25/22 @ 100*	$27,996
136,000	Countrywide Home Loans, Series 2005-5, Class A4, 5.40%, 3/25/35, Callable 9/25/22 @ 100*	135,231
89,181	Countrywide Home Loans, Series 2004-4, Class A9, 5.50%, 5/25/34, Callable 9/25/22 @ 100*	82,761
32,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/22 @ 100*	30,497
32,000	Countrywide Home Loans, Series 2004-8, Class 1A7, 5.75%, 7/25/34, Callable 9/25/22 @ 100*	30,627
43,688	GMAC Mortgage Loan Trust, Series 2004-J2, Class A8, 5.75%, 6/25/34, Callable 9/25/22 @ 100*	42,277
79,169	GSR Mortgage Loan Trust, Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 9/25/22 @ 100*	76,508
255,000	Mello Warehouse Securitization Trust, Series 2021-2, Class F, 7.19% (US0001M + 475 bps), 4/25/55, Callable 4/25/24 @ 100*(a)	251,342
415,000	NewRez Warehouse Securitization Trust, Series 2021-1, Class F, 7.69% (US0001M + 525 bps), 5/25/55, Callable 5/25/24 @ 100*(a)	412,167
48,000	WaMu Mortgage Pass-Through Certificate, Series 2004-RS1, Class A3, 5.50%, 11/25/33, Callable 9/25/22 @ 100*	45,668
		1,684,257
U.S. Government Agency Mortgage Backed Securities (6.1%)
39,964	Fannie Mae, Series 2013-56, Class GM, 2.00%, 8/25/41	37,684
70,554	Fannie Mae, Series 2003-W14, Class 2A, 3.84%,1/25/43, Callable 9/25/22 @ 100*(b)	68,094
151,493	Fannie Mae, Series 2003-W13, Class AF5, 4.83%, 10/25/33, Callable 9/25/22 @ 100*(b)(c)	155,642
96,508	Fannie Mae, Series 2002-W11, Class AF5, 4.98%, 11/25/32, Callable 9/25/22 @ 100*(b)(c)	94,377
110,336	Fannie Mae, Series 2004-W3, Class A8, 5.50%, 5/25/34, Callable 9/25/22 @ 100*	110,654
52,241	Fannie Mae, Series 240, Class 11, 9.00%, 9/25/23	53,281
67,903	Fannie Mae, Series 250, Class 11, 9.00%,10/25/23	69,397
28,649	Freddie Mac, Series 2017-SC01, Class 2A, 3.50%, 12/25/46, Callable 4/25/31 @ 100*	27,489
		616,618
Total Mortgage Backed Securities (Cost $4,617,651)		4,401,977

Shares or Principal Amount	Security Description	Value
Corporate Bonds (26.9%)
Airlines (4.0%)
$292,980	Alaska Airlines Pass Through Trust, Class B, 8.00%, 8/15/25 (a)	$296,483
108,424	American Airlines Pass-Through Trust, Class A, 4.95%, 7/15/24	106,593
		403,076
Banks (3.5%)
200,000	Citigroup, Inc., 4.00% (H15T5Y + 360 bps), 12/31/99, Callable 12/10/25 @ 100 *	175,060
200,000	Wells Fargo & Co., 3.90% (H15T5Y + 345 bps), 12/31/99, Callable 3/15/26 @ 100 *	176,750
		351,810
Capital Markets (1.6%)
200,000	The Goldman Sachs Group, Inc., 3.80% (H15T5Y + 297 bps), 12/31/99, Callable 5/10/26 @ 100*	165,500
Chemicals (3.7%)
400,000	Monsanto Co., 5.50%, 7/30/35	371,515
Oil, Gas & Consumable Fuels (2.6%)
26,000	ONEOK, Inc., 5.85%, 1/15/26, Callable 12/15/25 @ 100 *	26,688
225,000	ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100 *	235,374
		262,062
Sovereign Bond (3.7%)
450,000	International Bank for Reconstruction & Development, 2.70%, 12/28/37, Callable 12/28/22 @ 100 *	372,775
Technology Hardware, Storage & Peripherals (2.1%)
209,000	Hewlett Packard Enterprise Co., 6.35%, 10/15/45, Callable 4/15/45 @ 100 *	209,462
Tobacco (5.7%)
180,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100 *	164,345
156,000	Philip Morris International, Inc., 6.38%, 5/16/38	161,945
227,000	Reynolds American, Inc., 8.13%, 5/1/40	246,636
		572,926
Total Corporate Bonds (Cost $3,252,044)		2,709,126

U.S. Treasury Obligations (8.7%)
U.S. Treasury Bonds
1,200,000	1.88%, 2/15/51	879,656
Total U.S. Treasury Obligations (Cost $939,009)		879,656

Investment in Affiliates (4.5%)
456,996	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(e)	456,996
Total Investment in Affiliates (Cost $456,996)		456,996

Total Investments (Cost $10,998,153)(f) — 99.8%		10,042,816
Other assets in excess of liabilities — 0.2%		20,156
Net Assets - 100.0%		$10,062,972

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2022.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2022.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2022, illiquid securities were 8.2% of the Fund's net assets.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2022	Strategic Enhanced Yield Fund Concluded

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

H15T5Y	5 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
US0001M	1 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2022

Shares or Principal Amount	Security Description	Value
Municipal Bonds (103.4%)
Colorado (1.7%)
$450,000	City of Colorado Springs CO Utilities System Revenue, Series C, 1.66%, 11/1/40, Continuously Callable @100(a)	$450,000
Illinois (10.3%)
300,000	Cook County School District No 81 Schiller Park, GO, 5.00%, 12/1/23	309,135
405,000	Cook County School District No 88 Bellwood, GO, 4.00%, 12/1/22, BAM	406,519
170,000	Grundy Kendall & Will Counties Community High School District No 111 Minooka, GO, 4.00%, 5/1/23	171,588
130,000	Henry County Community Unit School District No 229 Kewanee, GO, Series B, 3.00%, 12/1/22, AGM	130,186
200,000	Henry County Community Unit School District No 229 Kewanee, GO, Series B, 3.00%, 12/1/23, AGM	201,089
100,000	Sangamon Logan & Menard Counties Community Unit School Dist No 15 Williamsville, GO, 5.00%, 12/1/22, BAM	100,634
345,000	Village of Franklin Park IL, GO, 3.00%, 7/1/23, AGM	346,402
230,000	Village of Libertyville IL, GO, Series A, 3.00%, 12/15/22	230,286
250,000	Village of Libertyville IL, GO, Series A, 3.00%, 12/15/23	251,082
175,000	Village of Libertyville IL, GO, Series B, 4.00%, 5/1/23	176,600
170,000	West Chicago Park District, GO, Series B, 3.00%, 12/1/22, BAM	170,290
250,000	Yorkville-Bristol Sanitation District, GO, 5.00%,12/15/23, AGM	257,648
		2,751,459
Indiana (3.8%)
500,000	Indianapolis-Marion County Public Library, GO, 3.00%, 7/1/23, ST INTERCEPT(b)	500,596
510,000	Lafayette School Corp., GO, 3.00%, 1/15/23, ST INTERCEPT	510,711
		1,011,307
Iowa (1.9%)
510,000	East Mills Community School District, GO, 5.00%, 5/1/23, BAM	518,842
Kansas (1.6%)
155,000	City of Olathe KS, GO, Series 233, 3.00%, 10/1/23	156,077
265,000	County of Pottawatomie KS, GO, Series A, 4.00%, 10/1/22	265,548
		421,625
Kentucky (14.9%)
380,000	Bowling Green Independent School District Finance Corp. Revenue, 4.00%, 11/1/22, ST INTERCEPT	380,906
200,000	Kentucky Association of Counties Finance Corp. Revenue, 2.00%, 2/1/23	199,316
985,000	Kentucky Interlocal School Transportation Association, Certificate participation, 1.25%, 3/1/23, ST INTERCEPT	975,099
555,000	Kentucky State Property & Building Commission Revenue, 5.00%, 8/1/23	567,600
395,000	Leslie County School District Finance Corp. Revenue, 1.00%, 12/1/22, ST INTERCEPT	392,977

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Kentucky, continued:
$485,000	Mason County School District Finance Corp. Revenue, 2.00%, 9/1/22, ST INTERCEPT	$485,009
615,000	Mason County School District Finance Corp. Revenue, 2.00%, 9/1/23, ST INTERCEPT	611,010
355,000	Pulaski County School District Finance Corp. Revenue, 3.00%, 4/1/23, ST INTERCEPT	355,755
		3,967,672
Louisiana (3.7%)
1,000,000	Louisiana Public Facilities Authority Revenue, Series B-3, 1.60%, 7/1/47, Continuously Callable @100(a)	1,000,000
Lousiana (1.3%)
350,000	East Baton Rouge Parish Industrial Development Board, Inc. Revenue, Series A, 1.01%, 8/1/35, Continuously Callable @100(a)	350,000
Michigan (3.9%)
150,000	Central Michigan University Revenue, 5.00%, 10/1/23	153,656
295,000	Charter Township of Brownstown MI, GO, 4.00%, 5/1/23	298,068
285,000	City of Gibraltar MI, GO, 3.00%, 11/1/23, BAM	286,626
300,000	Ludington Area School District, GO, 5.00%, 11/1/22, BAM	301,081
		1,039,431
Mississippi (5.1%)
100,000	County of Jackson MS Revenue, 1.00%, 6/1/23, Callable 10/3/22 @ 100*(a)	100,000
400,000	Mississippi Business Finance Corp. Revenue, 1.00%, 11/1/35, Callable 10/3/22 @ 100*(a)	400,000
850,000	Mississippi Business Finance Corp. Revenue, Series C, 1.00%, 12/1/30, Callable 10/3/22 @100*(a)	850,000
		1,350,000
Missouri (2.6%)
200,000	County of Dunklin MO Revenue, 3.00%, 12/1/22.	200,287
185,000	Nixa Public Schools, Certificate participation, 4.00%, 4/1/23	186,580
300,000	Polk County Reorganized School District No 1, GO, 4.00%, 3/1/23	302,245
		689,112
Nevada (2.0%)
525,000	Washoe County School District, GO, Series A, 5.00%, 6/1/23	535,385
North Dakota (0.7%)
200,000	City of Horace ND, GO, 3.00%, 5/1/23	198,439
Ohio (11.6%)
180,000	American Municipal Power, Inc. Revenue, 2.00%, 3/2/23	179,120
350,000	American Municipal Power, Inc. Revenue, 3.50%, 6/22/23	350,982
300,000	City of Garfield Heights OH, GO, 3.88%, 6/15/23	300,605
645,000	County of Miami OH, GO, 3.25%, 7/27/23	644,108
600,000	County of Trumbull OH, GO, 3.63%, 7/20/23	601,587
525,000	Village of Bratenahl OH, GO, 3.25%, 8/10/23	522,930
500,000	Village of Oakwood OH / Cuyahoga County, GO, 4.00%, 9/14/23(b)	505,634
		3,104,966
Pennsylvania (2.2%)
580,000	Borough of Lewistown PA, GO, 4.00%, 12/15/23, BAM	591,270

See notes to financial statements.

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2022	Concluded

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Rhode Island (1.1%)
$300,000	Rhode Island Health And Educational Building Corp., GO, 4.00%, 5/15/23, AGM	$303,246
Tennessee (4.7%)
255,000	County of Fayette TN, GO, 2.00%, 3/1/23	254,383
1,000,000	Montgomery County Public Building Authority Revenue, 1.71%, 11/1/27, Callable 10/1/22 @ 100*(a)	1,000,000
		1,254,383
Texas (27.1%)
780,000	Austin Texas Hotel Occupancy Tax Revenue, 1.70%, 11/15/29, Continuously Callable @100(a)	780,000
290,000	Barbers Hill Independent School District, GO, 5.00%, 2/15/23	293,289
195,000	Brazoria County Municipal Utility District No 28, GO, Series A, 2.00%, 9/1/23, BAM	193,591
420,000	Broaddus Independent School District, GO, Series A, 4.00%, 2/15/23, PSF-GTD	423,018
215,000	City of Austin Texas Revenue, 5.00%, 11/15/22, Continuously Callable @100, AGM	215,479
300,000	City of Edinburg Texas, GO, 5.00%, 3/1/23, AGM	303,928
100,000	City of Elgin Texas, GO, 4.00%, 7/15/23, AGM	101,345
100,000	City of Elgin Texas, GO, 4.00%, 7/15/23, AGM	101,345
375,000	City of Haltom City Texas, GO, Series A, 5.00%, 2/1/23	379,018
220,000	City of Talty TX, GO, 3.00%, 3/15/23, AGM	220,451
400,000	East Cedar Creek Fresh Water Supply District Revenue, 3.00%, 1/1/23, AGM	400,755
265,000	Fort Bend County Municipal Utility District No 130, GO, 2.00%, 9/1/22, AGM	265,004
180,000	Fort Bend County Municipal Utility District No 139, GO, 4.00%, 3/1/23, AGM	181,312
220,000	Fulshear Municipal Utility District No 3A, GO, 4.00%, 9/1/23, AGM	223,078

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$675,000	Galveston County Municipal Utility District No 56, GO, 4.50%, 12/1/22, AGM	$678,322
170,000	Grand Mission Municipal Utility District No 1, GO, 3.00%, 9/1/22, AGM	170,007
375,000	Harris County Municipal Utility District No 278, GO, 4.00%, 9/1/23, BAM	380,357
570,000	Harris County Municipal Utility District No 287, GO, 2.00%, 9/1/22, AGM	570,007
200,000	Harris County Municipal Utility District No 449, GO, 3.00%, 9/1/22, AGM	200,008
450,000	Harris County Municipal Utility District No 449, GO, 3.00%, 9/1/23, AGM	451,937
250,000	Kaufman County Municipal Utility District No 14, GO, 2.00%, 3/1/23, AGM	248,389
300,000	San Patricio Municipal Water District Revenue, 3.00%, 7/10/23, AGM	301,172
165,000	Sienna Plantation Municipal Utility District No 12, GO, 3.00%, 9/1/22, AGM	165,007
		7,246,819
Washington (1.3%)
340,000	State of Washington, Certificate Participation, Series B, 5.00%, 7/1/23	347,215
Wisconsin (1.9%)
250,000	City of Fond Du Lac WI Waterworks System Revenue, 4.00%, 9/1/22	250,017
250,000	County of Eau Claire WI, GO, Series A, 4.00%, 9/1/23	253,942
		503,959
Total Municipal Bonds (Cost $27,870,356)		27,635,130

Investment in Affiliates (0.1%)
20,027	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(c)	20,027

Total Investment in Affiliates (Cost $20,027)		20,027

Total Investments (Cost $27,890,383)(d) - 103.5%		27,655,157
Liabilities in excess of other assets — (3.5)%		(941,148)
Net Assets - 100.0%		$26,714,009

(a)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at August 31, 2022.
(b)	Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2022.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Company
GO	General Obligation
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

Schedule of Portfolio Investments	Mid Cap Diverse Leadership Fund
August 31, 2022

Shares	Security Description	Value
Common Stocks (98.3%)
Aerospace & Defense (0.6%)
275	Mercury Systems, Inc.(a)	$13,236
Air Freight & Logistics (0.9%)
23	Expeditors International of Washington, Inc.	2,366
439	Gxo Logistics, Inc.(a)	19,483
		21,849
Airlines (0.1%)
279	JetBlue Airways Corp.(a)	2,173
Auto Components (0.4%)
282	BorgWarner, Inc.	10,631
Banks (3.2%)
190	East West Bancorp, Inc.	13,712
2,420	Regions Financial Corp.	52,442
99	Webster Financial Corp.	4,658
51	Wintrust Financial Corp.	4,301
		75,113
Biotechnology (2.4%)
134	Exact Sciences Corp.(a)	4,764
489	Neurocrine Biosciences, Inc.(a)	51,164
		55,928
Capital Markets (3.1%)
183	LPL Financial Holdings, Inc.	40,503
33	MSCI, Inc., Class A	14,825
306	Nasdaq, Inc.	18,216
		73,544
Chemicals (3.9%)
192	Albemarle Corp.	51,448
457	Axalta Coating Systems, Ltd.(a)	11,768
251	Celanese Corp., Class A	27,826
		91,042
Commercial Services & Supplies (0.2%)
108	Stericycle, Inc.(a)	5,410
Communications Equipment (1.2%)
229	Arista Networks, Inc.(a)	27,452
Consumer Finance (1.5%)
1,101	Synchrony Financial	36,058
Containers & Packaging (1.6%)
190	AptarGroup, Inc.	19,534
86	Ball Corp.	4,800
246	Berry Global Group, Inc.(a)	13,365
		37,699
Diversified Financial Services (0.6%)
223	Voya Financial, Inc.	13,721
Electric Utilities (0.2%)
91	Alliant Energy Corp.	5,555
Electrical Equipment (2.0%)
96	Acuity Brands, Inc.	15,737
415	nVent Electric PLC	13,678
120	Regal-Beloit Corp.	16,511
		45,926
Electronic Equipment, Instruments & Components (1.4%)
199	CDW Corp.	33,969
Energy Equipment & Services (2.3%)
2,161	Baker Hughes Co.	54,587
Entertainment (1.2%)
2,577	Playtika Holding Corp.(a)	27,136
Equity Real Estate Investment Trusts (REITs) (6.8%)
593	Duke Realty Corp.	34,898
151	Extra Space Storage, Inc.	30,008
1,299	Healthpeak Properties, Inc.	34,099
780	Welltower, Inc.	59,787
		158,792
Food & Staples Retailing (0.2%)
165	US Foods Holding Corp.(a)	5,052

Shares	Security Description	Value
Common Stocks, continued:
Food Products (2.1%)
269	Conagra Brands, Inc.	$9,248
232	Darling Ingredients, Inc.(a)	17,646
297	Kellogg Co.	21,604
		48,498
Health Care Equipment & Supplies (4.2%)
306	Hologic, Inc.(a)	20,674
136	IDEXX Laboratories, Inc.(a)	47,276
100	West Pharmaceutical Services, Inc.	29,669
		97,619
Health Care Providers & Services (2.5%)
99	DaVita Healthcare Partners, Inc.(a)	8,444
385	Encompass Health Corp.	18,699
1,228	Oak Street Health, Inc.(a)	32,174
		59,317
Hotels, Restaurants & Leisure (2.6%)
188	Aramark	6,713
436	Hilton Worldwide Holdings, Inc.	55,529
		62,242
Household Products (1.5%)
243	The Clorox Co.	35,075
Independent Power and Renewable Electricity Producers (0.6%)
572	AES Corp.	14,557
Insurance (4.7%)
290	Brighthouse Financial, Inc.(a)	13,790
72	Principal Financial Group, Inc.	5,383
51	Reinsurance Group of America, Inc.	6,393
759	The Hartford Financial Services Group, Inc.	48,811
926	Unum Group	35,049
		109,426
Interactive Media & Services (0.2%)
80	ZoomInfo Technologies, Inc.(a)	3,634
Internet & Direct Marketing Retail (1.7%)
380	Etsy, Inc.(a)	40,132
IT Services (5.7%)
359	Akamai Technologies, Inc.(a)	32,410
956	Genpact, Ltd.	44,913
820	Switch, Inc., Class A	27,839
872	Teradata Corp.(a)	28,689
		133,851
Life Sciences Tools & Services (1.7%)
39	Bio-Rad Laboratories, Inc., Class A(a)	18,916
71	Waters Corp.(a)	21,201
		40,117
Machinery (5.5%)
399	Allison Transmission Holdings, Inc.	14,468
1,020	Gates Industrial Corp. PLC(a)	10,935
469	Otis Worldwide Corp.	33,871
970	Pentair PLC	43,165
201	The Timken Co.	12,661
168	The Toro Co.	13,932
		129,032
Media (1.6%)
16	Cable One, Inc.	18,160
89	New York Times Co.	2,714
647	The Interpublic Group of Cos., Inc.	17,883
		38,757
Mortgage Real Estate Investment Trusts (REITs) (1.5%)
2,952	AGNC Investment Corp.	34,488
Multiline Retail (1.2%)
725	Kohl's Corp.	20,604
516	Nordstrom, Inc.	8,829
		29,433

See notes to financial statements.

Schedule of Portfolio Investments	Mid Cap Diverse Leadership Fund
August 31, 2022	Concluded

Shares	Security Description	Value
Common Stocks, continued:
Multi-Utilities (3.8%)
2,083	CenterPoint Energy, Inc.	$65,677
228	MDU Resources Group, Inc.	6,874
261	Public Service Enterprise Group, Inc.	16,798
		89,349
Oil, Gas & Consumable Fuels (3.4%)
1,431	EQT Corp.	69,190
195	ONEOK, Inc.	11,940
		81,130
Professional Services (3.9%)
328	Booz Allen Hamilton Holding Corp.	31,390
185	Leidos Holdings, Inc.	17,584
331	ManpowerGroup, Inc.	24,269
127	Science Applications International Corp.	11,566
43	Verisk Analytics, Inc.	8,048
		92,857
Real Estate Management & Development (0.6%)
80	Jones Lang LaSalle, Inc.(a)	13,840
Semiconductors & Semiconductor Equipment (2.4%)
197	Azenta, Inc.	10,384
661	ON Semiconductor Corp.(a)	45,457
		55,841
Software (4.5%)
142	Citrix Systems, Inc.	14,594
271	Dropbox, Inc., Class A(a)	5,797
648	Fortinet, Inc.(a)	31,551
107	Hubspot, Inc.(a)	36,063
290	Informatica, Inc., Class A(a)	6,400

Shares	Security Description	Value
Common Stocks, continued:
Software, continued:
161	Zendesk, Inc.(a)	$12,360
		106,765
Specialty Retail (1.2%)
22	O'Reilly Automotive, Inc.(a)	15,337
51	RH(a)	13,051
		28,388
Technology Hardware, Storage & Peripherals (2.7%)
349	HP, Inc.	10,020
1,241	Western Digital Corp.(a)	52,444
		62,464
Textiles, Apparel & Luxury Goods (3.3%)
965	Hanesbrands, Inc.	8,405
167	Lululemon Athletica, Inc.(a)	50,093
517	Tapestry, Inc.	17,956
		76,454
Thrifts & Mortgage Finance (0.3%)
831	Rocket Cos., Inc., Class A	6,565
Trading Companies & Distributors (0.5%)
306	Air Lease Corp.	11,126
Water Utilities (0.6%)
91	American Water Works Co., Inc.	13,509
Total Common Stocks (Cost $2,316,409)		2,309,339

Investment in Affiliates (1.7%)
40,468	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(b)	40,468
Total Investment in Affiliates (Cost $40,468)		40,468
Total Investments (Cost $2,356,877)(c) - 100.0%		2,349,807
Liabilities in excess of other assets — 0.0%^		(67)
Net Assets - 100.0%		$2,349,740

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
^	Represents less than 0.05%.

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2022

Shares	Security Description	Value
Common Stocks (92.2%)
Aerospace & Defense (4.1%)
3,419	General Dynamics Corp.	$782,711
12,073	Raytheon Technologies Corp.	1,083,552
		1,866,263
Automobiles (1.3%)
2,244	Tesla, Inc.(a)	618,469
Beverages (8.9%)
12,876	Brown-Forman Corp., Class B	936,085
3,775	Constellation Brands, Inc., Class A.	928,839
16,264	Molson Coors Beverage Co., Class B	840,361
7,905	PepsiCo, Inc.	1,361,794
		4,067,079
Biotechnology (1.4%)
4,714	AbbVie, Inc.	633,844
Chemicals (1.1%)
8,092	Corteva, Inc.	497,092
Construction & Engineering (1.8%)
11,372	AECOM	831,862
Diversified Financial Services (2.2%)
3,556	Berkshire Hathaway, Inc., Class B(a)	998,525
Electric Utilities (4.5%)
10,941	American Electric Power Co., Inc.	1,096,288
24,708	FirstEnergy Corp.	977,202
		2,073,490
Food & Staples Retailing (2.5%)
2,205	Costco Wholesale Corp.	1,151,231
Health Care Equipment & Supplies (1.9%)
9,733	Medtronic PLC	855,725
Health Care Providers & Services (9.1%)
9,888	CVS Health Corp.	970,507
2,526	Elevance Health, Inc.	1,225,388
3,113	McKesson Corp.	1,142,471
1,559	UnitedHealth Group, Inc.	809,636
		4,148,002
Household Products (1.8%)
9,883	Church & Dwight Co., Inc.	827,306
Insurance (2.7%)
10,886	American International Group, Inc.	563,350
6,801	Prudential Financial, Inc.	651,196
		1,214,546
Interactive Media & Services (3.6%)
10,121	Alphabet, Inc., Class C(a)	1,104,707
3,385	Meta Platforms, Inc., Class A(a)	551,518
		1,656,225
Internet & Direct Marketing Retail (3.6%)
13,001	Amazon.com, Inc.(a)	1,648,137
IT Services (3.7%)
2,388	Accenture PLC, Class A	688,842
3,040	MasterCard, Inc., Class A	986,085
		1,674,927
Machinery (1.7%)
8,907	Westinghouse Air Brake Technologies Corp.	780,699
Oil, Gas & Consumable Fuels (7.1%)
27,352	Cameco Corp.	797,311
14,588	Devon Energy Corp.	1,030,204
7,960	Exxon Mobil Corp.	760,896
2,539	Pioneer Natural Resources Co.	642,926
		3,231,337
Pharmaceuticals (7.3%)
13,088	AstraZeneca PLC ADR	816,429
2,202	Eli Lilly & Co.	663,309
7,403	Johnson & Johnson	1,194,400
7,531	Merck & Co., Inc.	642,846
		3,316,984

Shares	Security Description	Value
Common Stocks, continued:
Semiconductors & Semiconductor Equipment (2.0%)
1,846	Broadcom, Inc.	$921,357
Software (9.7%)
7,570	Microsoft Corp.	1,979,328
2,083	Palo Alto Networks, Inc.(a)	1,159,835
3,059	Salesforce, Inc.(a)	477,571
20,970	Tenable Holdings, Inc.(a)	830,622
		4,447,356
Technology Hardware, Storage & Peripherals (7.5%)
15,121	Apple, Inc.	2,377,323
36,105	Pure Storage, Inc.(a)	1,045,962
		3,423,285
Wireless Telecommunication Services (2.7%)
8,469	T-Mobile US, Inc.(a)	1,219,197
Total Common Stocks (Cost $41,723,647)		42,102,938

Investment in Affiliates (7.7%)
3,531,733	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(b)	3,531,733
Total Investment in Affiliates (Cost $3,531,733)		3,531,733

Total Investments (Cost $45,255,380)(c) - 99.9%		45,634,671
Other assets in excess of liabilities — 0.1%		30,046
Net Assets - 100.0%		$45,664,717

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2022	Concluded

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

ADR	American Depositary Receipt

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2022	World Energy Fund

Shares or Principal Amount	Security Description	Value
Common Stocks (91.3%)
Chemicals (4.1%)
5,000	Albemarle Corp.	$1,339,758
2,000	Linde PLC.	565,720
30,000	Livent Corp.(a)	965,400
		2,870,878
Construction & Engineering (1.5%)
15,000	Ameresco, Inc.(a)	1,032,750
Electric Utilities (0.1%)
46	ALLETE, Inc.	2,722
104	Duke Energy Corp.	11,119
24	Eversource Energy	2,152
79	Fortis, Inc.	3,485
11	IDACORP, Inc.	1,202
31	MGE Energy, Inc.	2,387
356	NextEra Energy, Inc.	30,281
66	Otter Tail Corp.	4,986
144	The Southern Co.	11,098
23	Xcel Energy, Inc.	1,708
		71,140
Electrical Equipment (3.8%)
110,000	Ballard Power Systems, Inc.(a)	858,000
30,000	Bloom Energy Corp., Class A(a)	762,300
20,000	Plug Power, Inc.(a)	560,800
60,000	Vestas Wind Systems A/S ADR	497,400
		2,678,500
Energy Equipment & Services (12.4%)
320	Baker Hughes Co.	8,083
68,326	Halliburton Co.	2,058,663
85,000	Patterson-UTI Energy, Inc.	1,266,500
80,502	Schlumberger NV	3,071,151
30,778	Tenaris SA ADR	840,855
30,000	Valaris, Ltd.(a)	1,529,400
		8,774,652
Gas Utilities (0.0%^)
34	Brookfield Infrastructure Corp., Class A	1,618
20	Chesapeake Utilities Corp.	2,526
81	National Fuel & Gas Co.	5,773
		9,917
Independent Power and Renewable Electricity Producers (0.0%^)
132	Ormat Technologies, Inc.	12,339
15	Sunnova Energy International, Inc.(a)	378
86	TransAlta Corp.	807
		13,524
Multi-Utilities (0.1%)
40	CMS Energy Corp.	2,702
341	Dominion Resources, Inc.	27,894
61	DTE Energy Co.	7,951
460	National Grid PLC ADR	29,067
152	Sempra Energy	25,075
36	WEC Energy Group, Inc.	3,713
		96,402
Oil, Gas & Consumable Fuels (68.0%)
60,000	APA Corp.	2,346,600
55,000	BP PLC ADR	1,696,200
40,000	Cameco Corp.	1,166,000
1,577	Canadian Natural Resources, Ltd.	86,435
8,000	Cheniere Energy, Inc.	1,281,440
23,000	Chesapeake Energy Corp.	2,311,270
2,864	Chevron Corp.	452,684
70,000	Comstock Resources, Inc.(a)	1,372,000
25,139	ConocoPhillips	2,751,464
30,000	Continental Resources, Inc.	2,094,900

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
60,000	Coterra Energy, Inc.	$1,854,600
41,000	Devon Energy Corp.	2,895,420
12,000	Diamondback Energy, Inc.	1,599,360
31,740	Enbridge, Inc.	1,308,323
62	EOG Resources, Inc.	7,521
39,516	Exxon Mobil Corp.	3,777,334
15,000	Hess Corp.	1,811,700
105,000	Marathon Oil Corp.	2,686,950
13,317	Marathon Petroleum Corp.	1,341,688
70,000	Occidental Petroleum Corp.	4,970,042
19,189	ONEOK, Inc.	1,174,942
7,990	Phillips 66	714,785
11,000	Pioneer Natural Resources Co.	2,785,420
3,116	Shell PLC ADR	165,086
92,000	Suncor Energy, Inc.	2,973,440
25,610	TC Energy Corp.	1,234,402
5,023	The Williams Cos., Inc.	170,933
9,008	Valero Energy Corp.	1,055,017
		48,085,956
Semiconductors & Semiconductor Equipment (1.2%)
3,200	SolarEdge Technologies, Inc.(a)	883,104
Water Utilities (0.1%)
211	American States Water Co.	17,506
294	American Water Works Co., Inc.	43,644
38	California Water Service Group	2,224
419	Essential Utilities, Inc.	20,594
49	Middlesex Water Co.	4,350
11	The York Water Co.	484
		88,802
Total Common Stocks (Cost $47,811,755)		64,605,625

Corporate Bonds (5.4%)
Energy Equipment & Services (2.3%)
$650,000	Halliburton Co., 4.85%, 11/15/35, Callable 5/15/35 @ 100 *	619,578
400,000	Schlumberger Holdings Corp., 3.90%, 5/17/28, Callable 2/17/28 @ 100 *(b)	383,116
600,000	Valaris, Ltd., 8.25%, 4/30/28, Callable 4/30/23 @ 104 *	601,500
		1,604,194
Oil, Gas & Consumable Fuels (3.1%)
1,100,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/27, Callable 9/15/27 @ 100 *	1,030,668
725,000	Enbridge, Inc., 1.60%, 10/4/26, Callable 9/4/26 @ 100 *	645,549
550,000	Matador Resources Co., 5.88%, 9/15/26, Callable 9/23/22 @ 103 *	538,367
		2,214,584
Total Corporate Bonds (Cost $4,012,006)		3,818,778

Investment Companies (2.1%)
8,500	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	1,482,145
Total Investment Companies (Cost $1,594,999)		1,482,145

See notes to financial statements.

Schedule of Portfolio Investments	World Energy Fund
August 31, 2022	Concluded

Shares or Principal Amount	Security Description	Value
Investment in Affiliates (1.0%)
712,430	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(c)	$712,430
Total Investment in Affiliates (Cost $712,430)		712,430

Total Investments (Cost $54,131,190)(d) - 99.8%		70,618,978
Other assets in excess of liabilities — 0.2%		132,484
Net Assets - 100.0%		$70,751,462

The Adviser has determined that 42.8% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represent less than 0.05%.

ADR	American Depositary Receipt

See notes to financial statements.

Schedule of Portfolio Investments	Hedged Income Fund
August 31, 2022

Shares	Security Description	Value
Common Stocks+ (97.1%)
Aerospace & Defense (2.5%)
9,800	Raytheon Technologies Corp.	$879,550
Beverages (8.6%)
9,000	PepsiCo, Inc.	1,550,430
24,200	The Coca-Cola Co.	1,493,382
		3,043,812
Biotechnology (4.9%)
12,800	AbbVie, Inc.	1,721,088
Capital Markets (6.1%)
1,700	BlackRock, Inc.	1,132,863
12,000	Morgan Stanley.	1,022,640
		2,155,503
Chemicals (3.4%)
23,500	Dow, Inc.	1,198,500
Communications Equipment (3.0%)
23,600	Cisco Systems, Inc.	1,055,392
Containers & Packaging (2.7%)
7,000	Packaging Corp. of America.	958,440
Diversified Telecommunication Services (3.6%)
30,700	Verizon Communications, Inc.	1,283,567
Electric Utilities (13.2%)
16,300	American Electric Power Co., Inc.	1,633,260
18,000	Duke Energy Corp.	1,924,380
27,300	FirstEnergy Corp.	1,079,715
		4,637,355
Electrical Equipment (2.5%)
10,900	Emerson Electric Co.	890,966
Electronic Equipment, Instruments & Components (2.5%)
25,200	Corning, Inc.	864,864
Equity Real Estate Investment Trusts (REITs) (6.2%)
6,200	Crown Castle International Corp.	1,059,146
36,900	STAG Industrial, Inc.	1,136,520
		2,195,666
Health Care Equipment & Supplies (3.0%)
12,100	Medtronic PLC	1,063,832
Hotels, Restaurants & Leisure (2.6%)
3,600	McDonald's Corp.	908,208

Shares	Security Description	Value
Common Stocks+, continued:
Household Products (2.3%)
5,900	The Procter & Gamble Co.	$813,846
Oil, Gas & Consumable Fuels (12.7%)
20,900	ONEOK, Inc.	1,279,707
18,800	Phillips 66	1,681,848
30,300	TotalEnergies SE ADR	1,530,453
		4,492,008
Pharmaceuticals (7.7%)
18,500	AstraZeneca PLC ADR	1,154,030
18,100	Merck & Co., Inc.	1,545,016
		2,699,046
Semiconductors & Semiconductor Equipment (3.5%)
2,500	Broadcom, Inc.	1,247,775
Specialty Retail (2.7%)
3,300	The Home Depot, Inc.	951,786
Trading Companies & Distributors (3.4%)
15,100	MSC Industrial Direct Co., Inc.	1,196,071
Total Common Stocks (Cost $35,133,745)		34,257,275

Purchased Options (2.2%)^
104	American Electric Power Co., Inc.	3,640
120	Duke Energy Corp.	8,040
60	PepsiCo, Inc.	2,520
55	SPDR S&P 500 ETF Trust	56,320
393	SPDR S&P 500 ETF Trust	626,442
40	SPDR S&P 500 ETF Trust	58,240
170	The Coca-Cola Co.	4,080
200	Verizon Communications, Inc.	21,000
Total Purchased Options (Cost $1,477,477)		780,282

Investment in Affiliates (2.7%)
941,095	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.92%(a)	941,095
Total Investment in Affiliates (Cost $941,095)		941,095

Total Investments (Cost $37,552,317)(b) - 102.0%		35,978,652
Liabilities in excess of other assets — (2.0)%		(707,386)
Net Assets - 100.0%		$35,271,266

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2022.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
^	See Options table below for more details.

See notes to financial statements.

Schedule of Portfolio Investments	Hedged Income Fund
August 31, 2022	Concluded

At August 31, 2022, the Fund's exchange traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

American Electric Power Co., Inc.	Put	80.00 USD	11/18/22	104	$8,320	$3,640
Duke Energy Corp.	Put	97.50 USD	10/21/22	120	11,700	8,040
PepsiCo, Inc.	Put	140.00 USD	10/21/22	60	8,400	2,520
SPDR S&P 500 ETF Trust	Put	365.00 USD	12/16/22	55	20,075	56,320
SPDR S&P 500 ETF Trust	Put	385.00 USD	12/16/22	393	151,305	626,442
SPDR S&P 500 ETF Trust	Put	360.00 USD	3/17/23	40	14,400	58,240
The Coca-Cola Co.	Put	50.00 USD	11/18/22	170	8,500	4,080
Verizon Communications, Inc.	Put	40.00 USD	10/21/22	200	8,000	21,000
Total (Cost $1,477,477)						$780,282

At August 31, 2022, the Fund's exchange traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

Abbvie, Inc.	Call	125.00 USD	6/16/23	6	$750	$(10,500)
Abbvie, Inc.	Call	115.00 USD	1/19/24	90	10,350	(238,500)
American Electric Power Co., Inc.	Call	100.00 USD	9/16/22	63	6,300	(13,104)
American Electric Power Co., Inc.	Call	90.00 USD	11/18/22	96	8,640	(112,320)
AstraZeneca PLC Spons ADR	Call	70.00 USD	9/16/22	181	12,670	(905)
BlackRock, Inc.	Call	650.00 USD	9/16/22	17	11,050	(59,194)
Broadcom, Inc.	Call	550.00 USD	9/16/22	25	13,750	(5,125)
Cisco Systems, Inc.	Call	50.00 USD	9/30/22	230	11,500	(1,840)
Corning, Inc.	Call	36.00 USD	9/16/22	246	8,856	(8,610)
Crown Castle International Corp.	Call	185.00 USD	9/16/22	61	11,285	(915)
Dow, Inc.	Call	67.50 USD	9/16/22	176	11,880	(704)
Dow, Inc.	Call	57.50 USD	10/21/22	53	3,048	(3,233)
Duke Energy Corp.	Call	110.00 USD	9/16/22	176	19,360	(10,560)
Emerson Electric Co.	Call	85.00 USD	9/16/22	106	9,010	(9,540)
FirstEnergy Corp.	Call	41.00 USD	9/16/22	267	10,947	(6,675)
McDonald's Corp.	Call	260.00 USD	9/16/22	36	9,360	(4,644)
Medtronic PLC	Call	100.00 USD	9/16/22	118	11,800	(708)
Merck Co., Inc.	Call	85.00 USD	9/16/22	150	12,750	(27,150)
Merck Co., Inc.	Call	95.00 USD	9/16/22	27	2,565	(81)
Morgan Stanley	Call	82.50 USD	9/16/22	117	9,653	(48,555)
MSC Industrial Direct Co., Inc.	Call	80.00 USD	9/16/22	150	12,000	(16,500)
ONEOK, Inc.	Call	65.00 USD	9/16/22	125	8,125	(5,000)
ONEOK, Inc.	Call	67.50 USD	10/21/22	79	5,333	(6,320)
PepsiCo, Inc.	Call	180.00 USD	9/23/22	88	15,840	(6,336)
Phillips 66	Call	95.00 USD	9/16/22	40	3,800	(4,800)
Phillips 66	Call	85.00 USD	9/23/22	144	12,240	(95,040)
Raytheon Technologies	Call	100.00 USD	9/16/22	95	9,500	(1,045)
The Coca-Cola Co.	Call	66.00 USD	9/2/22	30	1,980	(30)
The Coca-Cola Co.	Call	57.50 USD	11/18/22	186	10,695	(107,880)
The Home Depot, Inc.	Call	330.00 USD	9/16/22	33	10,890	(396)
The Procter Gamble Co.	Call	155.00 USD	9/16/22	58	8,990	(58)
TotalEnergies SE - Spon ADR	Call	57.50 USD	9/16/22	303	17,423	(6,363)
Total (Premiums $(1,830,686))						$(812,631)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statements of Assets and Liabilities for Options Written	Value
Options Written	$(812,631)

See notes to financial statements.

Notes to the Financial Statements

August 31, 2022

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2022, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust, with the exception of the Hedged Income Fund, which is non-diversified. The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares, and A Shares. The Mid Cap Diverse Leadership Fund, Opportunistic Fund, and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Institutional Shares, and Select Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Service Shares and the Government Securities Money Market Fund is authorized to issue an unlimited number of Premier Shares. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

The following is a summary categorization, as of August 31, 2022, of each Fund’s investments in the fair value hierarchy:

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
U.S. Treasury Fund
U.S. Treasury Obligations	$—	$99,991,104	$—	$99,991,104
Repurchase Agreements	—	770,000,000	—	770,000,000
Investment Companies	78,667,225	—	—	78,667,225
Total Investments	78,667,225	869,991,104	—	948,658,329

Government Securities Money Market Fund
U.S. Government Agency Securities	—	511,992,319	—	511,992,319
U.S. Treasury Obligations	—	699,990,205	—	699,990,205
Repurchase Agreements	—	815,000,000	—	815,000,000
Investment Companies	145,006,357	—	—	145,006,357
Total Investments	145,006,357	2,026,982,524	—	2,171,988,881

Notes to the Financial Statements

August 31, 2022

Fund	LEVEL 1- Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Limited Duration Fund
Asset Backed Securities	$—	$15,388,467	$—	$15,388,467
Mortgage Backed Securities[1]	—	14,558,341	—	14,558,341
Corporate Bonds[2]	—	5,595,172	—	5,595,172
Taxable Municipal Bonds[3]	—	1,550,205	—	1,550,205
U.S. Government Agency Securities	—	2,704,245	—	2,704,245
U.S. Treasury Obligations	—	3,144,082	—	3,144,082
Investment in Affiliates	1,667,001	—	—	1,667,001
Total Investments	1,667,001	42,940,512	—	44,607,513

Moderate Duration Fund
Asset Backed Securities	—	3,245,408	—	3,245,408
Mortgage Backed Securities[1]	—	2,414,713	—	2,414,713
Corporate Bonds[2]	—	4,932,692	—	4,932,692
Taxable Municipal Bonds[3]	—	2,183,522	—	2,183,522
U.S. Government Agency Securities	—	1,335,198	—	1,335,198
U.S. Treasury Obligations	—	4,758,990	—	4,758,990
Investment in Affiliates	816,231	—	—	816,231
Total Investments	816,231	18,870,523	—	19,686,754

Bond Fund
Asset Backed Securities	—	16,639,281	—	16,639,281
Mortgage Backed Securities[1]	—	14,180,087	—	14,180,087
Corporate Bonds[2]	—	30,999,272	—	30,999,272
Taxable Municipal Bonds[3]	—	12,812,059	—	12,812,059
U.S. Government Agency Securities	—	14,802,919	—	14,802,919
U.S. Treasury Obligations	—	33,984,087	—	33,984,087
Investment in Affiliates	6,466,384	—	—	6,466,384
Total Investments	6,466,384	123,417,705	—	129,884,089

Strategic Enhanced Yield Fund
Asset Backed Securities	—	1,595,061	—	1,595,061
Mortgage Backed Securities[1]	—	4,401,977	—	4,401,977
Corporate Bonds[2]	—	2,709,126	—	2,709,126
U.S. Treasury Obligations	—	879,656	—	879,656
Investment in Affiliates	456,996	—	—	456,996
Total Investments	456,996	9,585,820	—	10,042,816

Ultra Short Tax-Free Income Fund
Municipal Bonds[3]	—	27,635,130	—	27,635,130
Investment in Affiliates	20,027	—	—	20,027
Total Investments	20,027	27,635,130	—	27,655,157

Mid Cap Diverse Leadership Fund
Common Stocks[2]	2,309,339	—	—	2,309,339
Investment in Affiliates	40,468	—	—	40,468
Total Investments	2,349,807	—	—	2,349,807

Opportunistic Fund
Common Stocks[2]	42,102,938	—	—	42,102,938
Investment in Affiliates	3,531,733	—	—	3,531,733
Total Investments	45,634,671	—	—	45,634,671

World Energy Fund
Common Stocks[2]	64,605,625	—	—	64,605,625
Corporate Bonds[2]	—	3,818,778	—	3,818,778
Investment Companies	1,482,145	—	—	1,482,145
Investment in Affiliates	712,430	—	—	712,430
Total Investments	66,800,200	3,818,778	—	70,618,978

Hedged Income Fund
Common Stocks[2]	34,257,275	—	—	34,257,275
Purchased Options	—	780,282	—	780,282
Investment in Affiliates	941,095	—	—	941,095
Written Options	—	(812,631)	—	(812,631)
Total Investments	35,198,370	32,349		35,166,021

1	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.

2	Please see the Schedule of Portfolio Investments for Industry classification.

3	Please see the Schedule of Portfolio Investments for State classification.

Notes to the Financial Statements

August 31, 2022

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on Nasdaq, which will be valued at the Nasdaq Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Funds did not engage in short sales during the year ending August 31, 2022.

Options Contracts:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may write (sell) covered call options and purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Notes to the Financial Statements

August 31, 2022

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Hedged Income Fund engaged in purchased and written options activity during the year ending August 31, 2022 detailed below.

Purchased Options Contracts—The Fund pays a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts—The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the period ended August 31, 2022, the monthly average notional amount for written options contracts was $(283) thousand. Realized gains and losses are reported as “Net realized gains/(losses) from written options contracts” on the Statements of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of August 31, 2022:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Total Fair Value	and Liabilities Location	Total Fair Value
Equity Risk
Options Contracts		$—	Written Options Contracts	$812,631

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized
Equity Risk
Options Contracts	Net realized gains/(losses) from written options contracts/Change in unrealized appreciation/(depreciation) on written options contracts	$(377,150)	$1,002,949

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, when the Funds become aware of such dividends declared. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

Real Estate Investment Trusts:

Some of the Variable Net Asset Value Funds may invest in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2022 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Strategic Enhanced Yield Fund:
Amur Equipment Finance Receivables LLC, Series 2021-1A, E, 4.13%, 3/20/28	4/14/21	$599,953	$600,000	$547,779
Brean Asset Backed Securities Trust, Series 2021-RM1, M1, 1.60%, 10/25/63	3/25/21	321,998	352,356	276,737

Notes to the Financial Statements

August 31, 2022

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Ultra Short Tax-Free Income Fund. Distributions from net investment income are declared and paid quarterly for the Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Fees and Transactions with Related and Other Parties:

The Adviser, a wholly-owned subsidiary of BOKF, NA (“BOKF”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Expense Limitations*
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%	0.49%
Bond Fund	0.20%
Strategic Enhanced Yield Fund	0.50%	0.76%
Ultra Short Tax-Free Income Fund	0.15%	0.35%
Mid Cap Diverse Leadership Fund	0.55%	0.81%
Opportunistic Fund	0.85%	1.00%
World Energy Fund	0.60%	0.90%
Hedged Income Fund	0.80%	1.10%

*	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed the percentage of average daily net assets, plus class-specific fees, through December 31, 2022.

Notes to the Financial Statements

August 31, 2022

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%

Fund	Annual Administration Fee (as a percentage of net assets)
Strategic Enhanced Yield Fund	0.08%
Ultra Short Tax-Free Income Fund	0.08%
Mid Cap Diverse Leadership Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%
Hedged Income Fund	0.08%

Investment Sub-Advisory Services are provided to the Hedged Income Fund by Lavaca Capital, LLC (“Lavaca” or the “Sub-Adviser”) pursuant to an Investment Sub- Advisory Agreement. The Sub-Adviser, subject to the general supervision of the Board, is responsible for providing hedging services to the Hedged Income Fund. The Sub-Adviser is paid half of the fees payable to the Adviser for the services provided to the Hedged Income Fund.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2022, Citi was paid $775,874 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives additional fees for its services as fund accountant and CCO which are paid by the Funds.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of- pocket expenses incurred.

FIS Investor Services, LLC (“FIS”) serves as transfer agent to the Trust and receives a fee for its services as transfer agent.

Certain officers of the Trust are affiliated with Citi, the Adviser, the distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Cavanal Hill Distributors, Inc. (“CHD”), an affiliate of the Adviser, provides distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse CHD a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by CHD to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2022, BOKF received $2,944,475 under the agreement. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares and 0.45% of such fee paid by the Premier Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2022.

The Funds have entered into shareholder servicing agreements with BOKF, a broker-dealer affiliate and various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2022, BOKF received net shareholder servicing fees of $3,934,061. For shareholder purchases made through BOKF, BOKF has contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2022. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statements of Operations.

Notes to the Financial Statements

August 31, 2022

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Government Securities Money Market Fund, Select Shares) for the year ending August 31, 2022 is noted below:

	Fair Value			Fair Value	Shares as of	Dividend
Fund	8/31/21	Purchases	Sales	8/31/22	8/31/22	Income
Limited Duration Fund	$4,256,770	$57,041,220	$(59,630,989)	$1,667,001	1,667,001	$12,753
Moderate Duration Fund	1,478,458	8,376,907	(9,039,134)	816,231	816,231	4,428
Bond Fund	2,305,878	66,164,329	(62,003,823)	6,466,384	6,466,384	30,409
Strategic Enhanced Yield Fund	1,318,672	10,363,550	(11,225,226)	456,996	456,996	1,547
Ultra Short Tax-Free Income Fund	95,418	16,849,940	(16,925,331)	20,027	20,027	1,218
Mid Cap Diverse Leadership Fund	36,118	4,660,042	(4,655,692)	40,468	40,468	289
Opportunistic Fund	1,326,656	66,805,851	(64,600,774)	3,531,733	3,531,733	14,671
World Energy Fund	439,196	46,784,433	(46,511,199)	712,430	712,430	3,596
Hedged Income Fund	524,599	17,407,868	(16,991,372)	941,095	941,095	3,628
	$11,781,765	$294,454,140	$(291,583,540)	$14,652,365	14,652,365	$72,539

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2022 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$11,881,627	$37,724,792
Moderate Duration Fund	3,001,706	7,082,704
Bond Fund	30,770,331	26,452,516
Strategic Enhanced Yield Fund	144,289	7,383,217
Ultra Short Tax-Free Income Fund	26,261,651	31,826,735
Mid Cap Diverse Leadership Fund	6,220,411	4,995,639
Opportunistic Fund	165,263,168	184,382,250
World Energy Fund	131,042,731	102,469,554
Hedged Income Fund	17,316,793	5,498,371

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2022 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$18,088,183	$25,113,157
Moderate Duration Fund	3,322,212	1,854,938
Bond Fund	43,376,982	14,890,385
Strategic Enhanced Yield Fund	2,601,713	4,077,675

5.	Credit Risk and Other Risk Considerations:

The Ultra Short Tax-Free Income Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Limited Duration Fund, Moderate Duration Fund, Bond Fund and Strategic Enhanced Yield Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

Mid Cap Diverse Leadership Fund invests primarily in a diversified portfolio of common stocks of Mid Cap U.S. companies which may be subject to higher price volatility and lower trade volumes; as such, the fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by world events relating to political developments, energy conservation, commodity prices, and tax and government regulations. The Fund is also subject to foreign investment risk which is associated with higher transaction costs, delayed settlements, currency controls or adverse economic and political developments. Foreign securities may be affected by incomplete or inaccurate financial information on companies. There is a risk of loss attributable to social upheavals, unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. These risks are more significant in emerging markets.

Hedged Income Fund invests primarily in dividend paying equity securities, with at least 80% of its net assets in income generating equity securities and equity- related instruments traded on U.S. exchanges. The Fund is subject to market risk in which market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund also invests in call and put options that involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk. The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put option, the Fund risks losing the entire premium invested if the value of the reference index or security is above the put strike at maturity. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfill its obligations.

Notes to the Financial Statements
August 31, 2022

The outbreak and spread of a novel coronavirus (COVID-19), which was declared a pandemic by the World Health Organization in March of 2020, continues to cause considerable uncertainty for global financial markets and economies. Efforts to limit the spread of COVID-19, including shut-downs, travel restrictions and quarantines resulted in lower consumer activity, diminished demand for a wide range of products and services and disruption in manufacturing and supply chains. These measures could also result in disruptions to the services provided to the Funds. Government actions to mitigate the economic impact of the pandemic led to an expansion of government deficits and debt, the consequences of which are not yet known. The ultimate extent and duration of the pandemic remains difficult to predict, as does the long-term impact on global economies, financial markets, market sectors and market participants. As the situation continues to develop, COVID-19 could adversely affect investment valuation, liquidity and performance for the Funds.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Funds may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2022, the cost basis of securities including derivatives for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Limited Duration Fund	$48,886,393	$37,970	$(4,316,850)	$(4,278,880)
Moderate Duration Fund	21,341,004	22,749	(1,676,999)	(1,654,250)
Bond Fund	142,323,282	55,412	(12,494,605)	(12,439,193)
Strategic Enhanced Yield Fund	11,187,485	5,828	(1,150,497)	(1,144,669)
Ultra Short Tax-Free Income Fund	27,890,383	582	(235,808)	(235,226)
Mid Cap Diverse Leadership Fund	2,415,147	235,795	(301,135)	(65,340)
Opportunistic Fund	45,422,763	2,797,611	(2,585,703)	211,908
World Energy Fund	55,920,632	16,993,296	(2,294,950)	14,698,346
Hedged Income Fund	37,625,818	2,536,027	(3,165,137)	(629,110)

The tax characteristics of distributions paid to shareholders during fiscal years ending August 31, 2022 and 2021 were as follows:

	Distributions Paid From:
2022	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$964,434	$—	$964,434	$—	$964,434
Government Securities Money Market Fund	4,399,373	399	4,399,772	—	4,399,772
Limited Duration Fund	1,166,487	—	1,166,487	—	1,166,487
Moderate Duration Fund	406,575	—	406,575	—	406,575
Bond Fund	2,595,738	—	2,595,738	—	2,595,738
Strategic Enhanced Yield Fund	468,181	—	468,181	—	468,181
Ultra Short Tax-Free Income Fund	2,238	—	2,238	26,555	28,793
Mid Cap Diverse Leadership Fund	94,051	102,348	196,399	—	196,399
Opportunistic Fund	1,285,367	1,109,272	2,394,639	—	2,394,639
World Energy Fund	964,694	—	964,694	—	964,694
Hedged Income Fund	624,482	—	624,482	—	624,482

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Notes to the Financial Statements
August 31, 2022

	Distributions Paid From:
2021	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$59,587	$—	$59,587	$—	$59,587
Government Securities Money Market Fund	215,303	—	215,303	—	215,303
Limited Duration Fund	1,529,096	—	1,529,096	—	1,529,096
Moderate Duration Fund	496,622	—	496,622	—	496,622
Bond Fund	1,955,442	—	1,955,442	—	1,955,442
Strategic Enhanced Yield Fund	899,544	7,094	906,638	—	906,638
Ultra Short Tax-Free Income Fund	—	—	—	8,617	8,617
Mid Cap Diverse Leadership Fund	35,700	70,273	105,973	—	105,973
Opportunistic Fund	321,255	—	321,255	—	321,255
World Energy Fund	312,849	—	312,849	—	312,849
Hedged Income Fund	119,908	—	119,908	—	119,908

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$1,239,074	$—	$1,239,074	$(1,239,063)	$(2,140)	$—	$(2,129)
Government Securities Money Market Fund	3,305,705	—	3,305,705	(3,301,466)	(6,707)	—	(2,468)
Limited Duration Fund	142,911	—	142,911	(88,500)	(5,533,716)	(4,278,880)	(9,758,185)
Moderate Duration Fund	87,480	—	87,480	(36,162)	(5,494,482)	(1,654,250)	(7,097,414)
Bond Fund	272,471	—	272,471	(276,188)	(3,249,136)	(12,439,193)	(15,692,046)
Strategic Enhanced Yield Fund	36,111	—	36,111	(36,034)	(1,099,038)	(1,144,669)	(2,243,630)
Ultra Short Tax-Free Income Fund	14,169	—	14,169	(14,080)	(332)	(235,226)	(235,469)
Mid Cap Diverse Leadership Fund	22,138	145,870	168,008	—	—	(65,340)	102,668
Opportunistic Fund	21,572	—	21,572	—	(8,071,789)	211,908	(7,838,309)
World Energy Fund	247,808	—	247,808	—	(18,591,910)	14,698,346	(3,645,756)
Hedged Income Fund	135,125	—	135,125	—	(1,335,105)	(629,110)	(1,829,090)

*	See below for post-October losses and capital loss carryforwards.
**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sale, straddles, and the difference between book and tax amortization methods for premium and market discounts.

At August 31, 2022, the following Funds had capital loss carryforwards as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset.

Capital loss carryforwards not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
U.S. Treasury Fund	$(2,140)	$–	$(2,140)
Government Securities Money Market Fund	(6,707)	–	(6,707)
Limited Duration Fund	(757,390)	(4,776,326)	(5,533,716)
Moderate Duration Fund	(969,611)	(4,524,871)	(5,494,482)
Bond Fund	(2,134,476)	(1,114,660)	(3,249,136)
Strategic Enhanced Yield Fund	(786,525)	(312,513)	(1,099,038)
Ultra Short Tax-Free Income Fund	(332)	–	(332)
Opportunistic Fund	(8,071,789)	–	(8,071,789)
World Energy Fund	(18,591,910)	–	(18,591,910)
Hedged Income Fund	(1,335,105)	–	(1,335,105)

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Notes to the Financial Statements
August 31, 2022

7.	Recent Regulatory Pronouncements:

The SEC adopted Rule 18f-4 and Rule 2a-5 under the 1940 Act. Rule 18f-4 governs the use of derivatives by registered investment companies, and Rule 2a-5 governs fair value determinations. The Funds, as applicable, complied with both rules by their compliance dates of August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively. Management believes these rules will not have a significant impact on the Funds’ operations and will not impact the Funds’ beginning net assets, current period results from operations, or any prior period information presented in the financial statements.

8.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required as of August 31, 2022, except as noted below:

On October 17, 2022, a Special Meeting of Shareholders was held to approve LM Capital Group, LLC ("LM Capital") as Sub-Adviser to the Strategic Enhanced Yield Fund. The Sub-Advisory agreement will become effective on December 28, 2022.

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2022	$1.000	$0.002	$0.002
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.009	0.009
Service Shares
Year Ended August 31, 2022	1.000	0.003	0.003
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.011	0.011
Institutional Shares
Year Ended August 31, 2022	1.000	0.003	0.003
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.012	0.012
Select Shares
Year Ended August 31, 2022	1.000	0.004	0.004
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
December 26, 2017(e) through August 31, 2018	1.000	0.010	0.010

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. For the year ended August 31, 2022, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.42%, 0.18%, 0.12%, and 0.05% for Administrative Shares, Service Shares, Institutional Shares, and Select Shares, respectively. For the year ended August 31, 2021, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.62%, 0.32%, 0.19%, and 0.10% for Administrative Shares, Service Shares, Institutional Shares, and Select Shares, respectively. For the year ended August 31, 2020, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.16%, 0.03%, and 0.01% for Administrative Shares, Service Shares, and Institutional Shares, respectively.
(e)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$(0.002)	$—	$(0.002)	$1.000	0.20%	$830,908	0.25	%(d)	0.21%	0.67%
—	—	—	1.000	—%	882,438	0.06	%(d)	—%	0.68%
(0.010)	—	(0.010)	1.000	0.55%	988,206	0.51	%(d)	0.57%	0.67%
(0.020)	—	(0.020)	1.000	1.63%	864,882	0.69%		1.62%	0.69%
(0.009)	—	(0.009)	1.000	0.79%	957,502	0.67%		0.77%	0.67%

(0.003)	—	(0.003)	1.000	0.30%	56,430	0.20	%(d)	0.38%	0.67%
—	—	—	1.000	—%	34,447	0.06	%(d)	—%	0.68%
(0.010)	—	(0.010)	1.000	0.71%	24,566	0.34	%(d)	0.78%	0.67%
(0.020)	—	(0.020)	1.000	1.93%	79,927	0.39%		1.93%	0.69%
(0.011)	—	(0.011)	1.000	1.09%	33,720	0.37%		1.11%	0.67%

(0.003)	—	(0.003)	1.000	0.34%	49,457	0.14	%(d)	0.35%	0.42%
—	—	—	1.000	—%	60,980	0.07	%(d)	0.01%	0.43%
(0.010)	—	(0.010)	1.000	0.81%	82,420	0.24	%(d)	0.82%	0.42%
(0.020)	—	(0.020)	1.000	2.05%	94,055	0.27%		2.04%	0.44%
(0.012)	—	(0.012)	1.000	1.21%	97,238	0.25%		1.13%	0.42%

(0.004)	—	(0.004)	1.000	0.37%	10,335	0.13	%(d)	0.61%	0.42%
—	—	—	1.000	0.01%	3,105	0.08	%(d)	0.01%	0.43%
(0.010)	—	(0.010)	1.000	0.88%	37,975	0.17%		0.94%	0.42%
(0.020)	—	(0.020)	1.000	2.14%	58,826	0.19%		2.13%	0.44%
(0.010)	—	(0.010)	1.000	0.99%	51,839	0.17%		1.46%	0.42%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities
Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2022	$1.000	$0.003	$0.003
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.009	0.009
Institutional Shares
Year Ended August 31, 2022	1.000	0.004	0.004
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.012	0.012
Select Shares
Year Ended August 31, 2022	1.000	0.004	0.004
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.013	0.013
Premier Shares
Year Ended August 31, 2022	1.000	0.004	0.004
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.012	0.012

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. For the year ended August 31, 2022, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.32%, 0.13%, 0.07%, and 0.10% for Administrative Shares, Institutional Shares, Select Shares, and Premier Shares, respectively. For the year ended August 31, 2021, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.49%, 0.19%, 0.12%, and 0.16% for Administrative Shares, Institutional Shares, Select Shares, and Premier Shares, respectively. For the year ended August 31, 2020, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.11% and 0.01% for Administrative Shares and Institutional Shares, respectively. The reduction in the ratio of net expenses to average net assets for Select Shares and Premier Shares was less than 0.005%.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$(0.003)	$—	$(0.003)	$1.000	0.28%	$666,206	0.22	%(d)	0.25%	0.67%
—	—	—	1.000	0.01%	578,785	0.07	%(d)	0.01%	0.69%
(0.010)	—	(0.010)	1.000	0.62%	608,177	0.44	%(d)	0.58%	0.68%
(0.020)	—	(0.020)	1.000	1.77%	489,932	0.56%		1.77%	0.69%
(0.009)	—	(0.009)	1.000	0.91%	538,798	0.57%		0.88%	0.70%

(0.004)	—	(0.004)	1.000	0.37%	122,080	0.12	%(d)	0.28%	0.43%
—	—	—	1.000	0.01%	124,349	0.08	%(d)	0.01%	0.44%
(0.010)	—	(0.010)	1.000	0.82%	165,610	0.25	%(d)	0.76%	0.43%
(0.020)	—	(0.020)	1.000	2.06%	94,595	0.27%		2.05%	0.44%
(0.012)	—	(0.012)	1.000	1.20%	102,020	0.28%		1.13%	0.45%

(0.004)	—	(0.004)	1.000	0.41%	1,048,440	0.10	%(d)	0.44%	0.43%
—	—	—	1.000	0.01%	865,637	0.07	%(d)	0.01%	0.44%
(0.010)	—	(0.010)	1.000	0.89%	947,249	0.18	%(d)	0.84%	0.43%
(0.020)	—	(0.020)	1.000	2.14%	988,003	0.19%		2.13%	0.44%
(0.013)	—	(0.013)	1.000	1.28%	800,991	0.20%		1.30%	0.45%

(0.004)	—	(0.004)	1.000	0.38%	334,389	0.12	%(d)	0.41%	0.93%
—	—	—	1.000	0.01%	285,447	0.07	%(d)	0.01%	0.94%
(0.010)	—	(0.010)	1.000	0.84%	321,321	0.23	%(d)	0.75%	0.93%
(0.020)	—	(0.020)	1.000	2.09%	233,659	0.24%		2.08%	0.94%
(0.012)	—	(0.012)	1.000	1.23%	105,598	0.25%		1.26%	0.95%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Limited Duration Fund
Investor Shares
Year Ended August 31, 2022	$9.70	$0.13	$(0.68)	$(0.55)
Year Ended August 31, 2021	9.79	0.12	(0.07)	0.05
Year Ended August 31, 2020	9.62	0.17	0.17	0.34
Year Ended August 31, 2019	9.41	0.21	0.21	0.42
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01
Institutional Shares
Year Ended August 31, 2022	9.69	0.15	(0.68)	(0.53)
Year Ended August 31, 2021	9.79	0.14	(0.08)	0.06
Year Ended August 31, 2020	9.62	0.19	0.18	0.37
Year Ended August 31, 2019	9.40	0.23	0.23	0.46
Year Ended August 31, 2018	9.60	0.19	(0.16)	0.03
A Shares
Year Ended August 31, 2022	9.70	0.12	(0.66)	(0.54)
Year Ended August 31, 2021	9.80	0.12	(0.08)	0.04
Year Ended August 31, 2020	9.62	0.17	0.18	0.35
Year Ended August 31, 2019	9.41	0.21	0.21	0.42
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.15)	$—	$(0.15)	$9.00	(5.72)%	$2,336	0.82%	1.38%	1.08%	49%
(0.14)	—	(0.14)	9.70	0.52%	3,290	0.76%	1.24%	1.01%	74%
(0.17)	—	(0.17)	9.79	3.62%	3,941	0.69%	1.76%	0.94%	89%
(0.21)	—	(0.21)	9.62	4.56%	4,126	0.74%	2.19%	0.98%	34%
(0.21)	—	(0.21)	9.41	0.07%	8,642	0.80%	1.63%	0.99%	70%

(0.17)	—	(0.17)	8.99	(5.51)%	39,818	0.59%	1.58%	0.83%	49%
(0.16)	—	(0.16)	9.69	0.65%	77,455	0.52%	1.47%	0.76%	74%
(0.20)	—	(0.20)	9.79	3.87%	92,362	0.44%	1.98%	0.69%	89%
(0.24)	—	(0.24)	9.62	4.94%	114,269	0.48%	2.45%	0.73%	34%
(0.23)	—	(0.23)	9.40	0.37%	87,618	0.49%	1.99%	0.74%	70%

(0.15)	—	(0.15)	9.01	(5.63)%	2,643	0.84%	1.37%	0.93%	49%
(0.14)	—	(0.14)	9.70	0.42%	2,804	0.76%	1.22%	0.86%	74%
(0.17)	—	(0.17)	9.80	3.73%	952	0.68%	1.72%	0.79%	89%
(0.21)	—	(0.21)	9.62	4.57%	585	0.72%	2.20%	0.83%	34%
(0.21)	—	(0.21)	9.41	0.13%	588	0.74%	1.65%	0.84%	70%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investment	Total from Investment Activities
Moderate Duration Fund
Investor Shares
Year Ended August 31, 2022	$10.77	$0.15	$(1.07)	$(0.92)
Year Ended August 31, 2021	10.81	0.16	(0.03)	0.13
Year Ended August 31, 2020	10.64	0.19	0.17	0.36
Year Ended August 31, 2019	10.31	0.24	0.32	0.56
Year Ended August 31, 2018	10.48	0.16	(0.17)	(0.01)
Institutional Shares
Year Ended August 31, 2022	10.77	0.18	(1.07)	(0.89)
Year Ended August 31, 2021	10.82	0.19	(0.04)	0.15
Year Ended August 31, 2020	10.65	0.22	0.16	0.38
Year Ended August 31, 2019	10.31	0.26	0.34	0.60
Year Ended August 31, 2018	10.48	0.19	(0.17)	0.02
A Shares
Year Ended August 31, 2022	10.77	0.15	(1.06)	(0.91)
Year Ended August 31, 2021	10.82	0.16	(0.04)	0.12
Year Ended August 31, 2020	10.65	0.19	0.17	0.36
Year Ended August 31, 2019	10.31	0.24	0.33	0.57
Year Ended August 31, 2018	10.48	0.16	(0.16)	—

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:								Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.16)	$—	$(0.16)	$9.69	(8.63)%	$2,888	0.74%		1.46%	1.53%	29%
(0.17)	—	(0.17)	10.77	1.21%	3,828	0.74%		1.49%	1.29%	64%
(0.19)	—	(0.19)	10.81	3.40%	3,835	0.74%		1.79%	1.29%	83%
(0.23)	—	(0.23)	10.64	5.54%	4,271	0.83	%(e)	2.26%	1.26%	25%
(0.16)	—	(0.16)	10.31	(0.07)%	5,102	1.14%		1.49%	1.35%	28%

(0.18)	—	(0.18)	9.70	(8.31)%	16,715	0.49%		1.71%	1.29%	29%
(0.20)	—	(0.20)	10.77	1.37%	21,351	0.49%		1.73%	1.04%	64%
(0.21)	—	(0.21)	10.82	3.66%	26,765	0.49%		2.02%	1.04%	83%
(0.26)	—	(0.26)	10.65	5.90%	23,463	0.58	%(e)	2.51%	1.01%	25%
(0.19)	—	(0.19)	10.31	0.22%	24,883	0.85%		1.78%	1.10%	28%

(0.16)	—	(0.16)	9.70	(8.54)%	183	0.74%		1.44%	1.38%	29%
(0.17)	—	(0.17)	10.77	1.11%	382	0.74%		1.49%	1.15%	64%
(0.19)	—	(0.19)	10.82	3.40%	314	0.74%		1.79%	1.14%	83%
(0.23)	—	(0.23)	10.65	5.63%	381	0.85	%(e)	2.24%	1.11%	25%
(0.17)	—	(0.17)	10.31	(0.03)%	634	1.10%		1.53%	1.20%	28%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Bond Fund
Investor Shares
Year Ended August 31, 2022	$9.98	$0.18	$(1.33)	$(1.15)
Year Ended August 31, 2021	10.12	0.17	(0.13)	0.04
Year Ended August 31, 2020	9.82	0.19	0.30	0.49
Year Ended August 31, 2019	9.22	0.21	0.60	0.81
Year Ended August 31, 2018	9.55	0.18	(0.31)	(0.13)
Institutional Shares
Year Ended August 31, 2022	9.95	0.20	(1.32)	(1.12)
Year Ended August 31, 2021	10.10	0.19	(0.14)	0.05
Year Ended August 31, 2020	9.80	0.21	0.31	0.52
Year Ended August 31, 2019	9.20	0.23	0.61	0.84
Year Ended August 31, 2018	9.52	0.20	(0.29)	(0.09)
A Shares
Year Ended August 31, 2022	9.98	0.18	(1.33)	(1.15)
Year Ended August 31, 2021	10.12	0.17	(0.13)	0.04
Year Ended August 31, 2020	9.82	0.19	0.30	0.49
Year Ended August 31, 2019	9.21	0.21	0.62	0.83
Year Ended August 31, 2018	9.54	0.18	(0.31)	(0.13)

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.19)	$—	$(0.19)	$8.64	(11.63)%	$1,129	0.74%	1.93%	0.99%	38%
(0.18)	—	(0.18)	9.98	0.36%	1,435	0.72%	1.70%	0.97%	47%
(0.19)	—	(0.19)	10.12	5.07%	2,383	0.73%	1.86%	0.98%	65%
(0.21)	—	(0.21)	9.82	8.96%	1,862	0.77%	2.24%	0.99%	33%

(0.20)	—	(0.20)	9.22	(1.33)%	5,641	0.76%	1.91%	0.99%	29%
(0.21)	—	(0.21)	8.62	(11.35)%	129,062	0.49%	2.19%	0.74%	38%
(0.20)	—	(0.20)	9.95	0.51%	108,453	0.47%	1.95%	0.72%	47%
(0.22)	—	(0.22)	10.10	5.34%	94,112	0.48%	2.14%	0.73%	65%
(0.24)	—	(0.24)	9.80	9.28%	101,925	0.49%	2.51%	0.74%	33%
(0.23)	—	(0.23)	9.20	(0.97)%	96,022	0.49%	2.17%	0.74%	29%

(0.19)	—	(0.19)	8.64	(11.63)%	57	0.74%	1.93%	0.84%	38%
(0.18)	—	(0.18)	9.98	0.36%	67	0.72%	1.70%	0.82%	47%
(0.19)	—	(0.19)	10.12	5.07%	60	0.73%	1.91%	0.83%	65%
(0.22)	—	(0.22)	9.82	9.11%	136	0.74%	2.27%	0.84%	33%
(0.20)	—	(0.20)	9.21	(1.32)%	126	0.74%	1.92%	0.84%	29%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Strategic Enhanced Yield Fund
Investor Shares
Year Ended August 31, 2022	$10.49	$0.25	$(1.28)	$(1.03)
Year Ended August 31, 2021	10.82	0.18	(0.16)	0.02
Year Ended August 31, 2020	10.70	0.19	0.28	0.47
Year Ended August 31, 2019	10.10	0.29	0.60	0.89
December 26, 2017(f) through August 31, 2018	10.00	0.21	(0.01)	0.20
Institutional Shares
Year Ended August 31, 2022	10.35	0.27	(1.27)	(1.00)
Year Ended August 31, 2021	10.67	0.21	(0.15)	0.06
Year Ended August 31, 2020	10.56	0.21	0.27	0.48
Year Ended August 31, 2019	9.97	0.31	0.59	0.90
December 26, 2017(f) through August 31, 2018	10.00	0.21	(0.02)	0.19
A Shares
Year Ended August 31, 2022	10.35	0.24	(1.25)	(1.01)
Year Ended August 31, 2021	10.67	0.18	(0.15)	0.03
Year Ended August 31, 2020	10.56	0.20	0.25	0.45
Year Ended August 31, 2019	9.96	0.28	0.60	0.88
December 26, 2017(f) through August 31, 2018	10.00	0.19	(0.03)	0.16

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Calculated using average shares.
(c)	Not annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(c)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$(0.27)	$—	$(0.27)	$9.19	(9.93)%	$528	1.01%	2.51%	2.07%	18%
(0.17)	(0.18)	(0.35)	10.49	0.22%	1,132	1.01%	1.67%	1.66%	129%
(0.20)	(0.15)	(0.35)	10.82	4.47%	2,178	1.01%	1.82%	2.05%	96%
(0.29)	—	(0.29)	10.70	8.96%	1,546	1.01%	2.79%	3.16%	59%
(0.10)	—	(0.10)	10.10	2.05%	4	1.01%	3.01%	13.65%	20%

(0.29)	—	(0.29)	9.06	(9.78)%	9,377	0.76%	2.77%	1.82%	18%
(0.20)	(0.18)	(0.38)	10.35	0.55%	19,579	0.76%	2.01%	1.42%	129%
(0.22)	(0.15)	(0.37)	10.67	4.66%	17,335	0.76%	2.00%	1.77%	96%
(0.31)	—	(0.31)	10.56	9.21%	6,370	0.76%	3.02%	3.23%	59%
(0.22)	—	(0.22)	9.97	1.87%	984	0.76%	3.11%	13.40%	20%

(0.27)	—	(0.27)	9.07	(9.91)%	159	1.01%	2.43%	1.83%	18%
(0.17)	(0.18)	(0.35)	10.35	0.30%	917	1.01%	1.75%	1.52%	129%
(0.19)	(0.15)	(0.34)	10.67	4.41%	393	1.01%	1.94%	1.97%	96%
(0.28)	—	(0.28)	10.56	9.05%	468	1.01%	2.82%	4.02%	59%
(0.20)	—	(0.20)	9.96	1.60%	390	1.01%	2.87%	13.50%	20%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Ultra Short Tax-Free Income Fund
Investor Shares
Year Ended August 31, 2022	$9.97	$(0.01	)(e)	$(0.09)	$(0.10)
Year Ended August 31, 2021	10.00	(0.03	)(e)	—	(0.03)
Year Ended August 31, 2020	10.00	0.06		—	0.06
Year Ended August 31, 2019	9.98	0.11		0.02	0.13
December 26, 2017(g) through August 31, 2018	10.00	0.03		(0.02)	0.01
Institutional Shares
Year Ended August 31, 2022	10.01	0.01	(e)	(0.08)	(0.07)
Year Ended August 31, 2021	10.01	—	(e)	—	—
Year Ended August 31, 2020	10.01	0.09		—	0.09
Year Ended August 31, 2019	10.00	0.14		0.01	0.15
December 26, 2017(g) through August 31, 2018	10.00	0.07		—	0.07
A Shares
Year Ended August 31, 2022	9.98	—	(e)	(0.09)	(0.09)
Year Ended August 31, 2021	10.01	(0.03	)(e)	—	(0.03)
Year Ended August 31, 2020	10.01	0.06		—	0.06
Year Ended August 31, 2019	10.01	0.03		0.01	0.04
December 26, 2017(g) through August 31, 2018	10.00	—		0.01	0.01

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement in effect as of December 26, 2018 and the higher limit in effect prior to that date.
(g)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$—	$—	$—	$9.87	(0.95)%	$103	0.60%		(0.10)%	1.28%	96%
—	—	—	9.97	(0.30)%	105	0.60%		(0.28)%	1.07%	130%
(0.06)	—	(0.06)	10.00	0.64%	539	0.60%		0.53%	1.16%	129%
(0.11)	—	(0.11)	10.00	1.35%	175	0.66	%(f)	1.12%	1.59%	135%
(0.03)	—	(0.03)	9.98	0.14%	71	0.81%		0.71%	2.36%	155%

(0.02)	—	(0.02)	9.92	(0.74)%	26,566	0.35%		0.14%	1.03%	96%
—	—	—	10.01	0.01%	32,512	0.35%		(0.04)%	0.82%	130%
(0.09)	—	(0.09)	10.01	0.89%	38,955	0.35%		0.81%	0.92%	129%
(0.14)	—	(0.14)	10.01	1.50%	20,529	0.41	%(f)	1.38%	1.34%	135%
(0.07)	—	(0.07)	10.00	0.65%	11,595	0.56%		0.96%	2.11%	155%

—	—	—	9.89	(0.85)%	44	0.60%		(0.04)%	1.16%	96%
—	—	—	9.98	(0.30)%	17	0.60%		(0.28)%	0.92%	130%
(0.06)	—	(0.06)	10.01	0.64%	17	0.60%		0.65%	1.04%	129%
(0.04)	—	(0.04)	10.01	0.36%	21	0.66	%(f)	1.07%	1.44%	135%
—	—	—	10.01	0.10%	—	0.81%		0.71%	2.21%	155%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Mid Cap Diverse Leadership Fund
Investor Shares
Year Ended August 31, 2022	$14.46	$0.02	(e)	$(1.32)	$(1.30)
Year Ended August 31, 2021	11.40	(0.01	)(e)	4.26	4.25
Year Ended August 31, 2020	11.24	0.06	(e)	0.58	0.64
Year Ended August 31, 2019	11.90	0.03	(e)	(0.29)	(0.26)
Year Ended August 31, 2018	10.33	0.05	(e)	1.57	1.62
Institutional Shares
Year Ended August 31, 2022	14.50	0.07	(e)	(1.33)	(1.26)
Year Ended August 31, 2021	11.41	0.01	(e)	4.29	4.30
Year Ended August 31, 2020	11.25	0.08	(e)	0.60	0.68
Year Ended August 31, 2019	11.92	0.06	(e)	(0.29)	(0.23)
Year Ended August 31, 2018	10.36	0.08	(e)	1.57	1.65
A Shares
Year Ended August 31, 2022	14.57	0.03	(e)	(1.34)	(1.31)
Year Ended August 31, 2021	11.46	(0.02	)(e)	4.32	4.30
Year Ended August 31, 2020	11.31	0.06	(e)	0.58	0.64
Year Ended August 31, 2019	11.97	0.03	(e)	(0.28)	(0.25)
Year Ended August 31, 2018	10.39	0.05	(e)	1.58	1.63
C Shares
Year Ended August 31, 2022	14.14	(0.07	)(e)	(1.29)	(1.36)
Year Ended August 31, 2021	11.20	(0.10	)(e)	4.19	4.09
Year Ended August 31, 2020	11.06	(0.03	)(e)	0.60	0.57
Year Ended August 31, 2019	11.68	—	(e)	(0.25)	(0.25)
Year Ended August 31, 2018	10.28	—	(e)	1.40	1.40

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.05)	$(0.56)	$(0.61)	$12.55	(9.32)%	$190	1.06%	0.11%	6.36%	171%
(0.08)	(1.11)	(1.19)	14.46	39.69%	119	1.06%	(0.09)%	12.28%	79%
(0.05)	(0.43)	(0.48)	11.40	5.73%	124	1.06%	0.51%	13.27%	90%
(0.03)	(0.37)	(0.40)	11.24	(1.59)%	114	1.06%	0.27%	8.26%	106%
(0.05)	—	(0.05)	11.90	15.67%	624	1.06%	0.45%	5.32%	74%

(0.07)	(0.56)	(0.63)	12.61	(9.05)%	1,983	0.81%	0.48%	6.11%	171%
(0.10)	(1.11)	(1.21)	14.50	40.08%	1,090	0.81%	0.12%	12.03%	79%
(0.09)	(0.43)	(0.52)	11.41	6.05%	680	0.81%	0.76%	13.02%	90%
(0.07)	(0.37)	(0.44)	11.25	(1.32)%	809	0.81%	0.53%	9.22%	106%
(0.09)	—	(0.09)	11.92	15.97%	1,355	0.81%	0.73%	7.35%	74%

(0.04)	(0.56)	(0.60)	12.66	(9.33)%	152	1.06%	0.20%	6.21%	171%
(0.08)	(1.11)	(1.19)	14.57	39.88%	147	1.06%	(0.12)%	12.13%	79%
(0.06)	(0.43)	(0.49)	11.46	5.62%	123	1.06%	0.51%	13.12%	90%
(0.04)	(0.37)	(0.41)	11.31	(1.50)%	382	1.06%	0.28%	10.07%	106%
(0.05)	—	(0.05)	11.97	15.68%	364	1.06%	0.46%	6.24%	74%

—	(0.56)	(0.56)	12.22	(9.97)%	25	1.81%	(0.55)%	7.11%	171%
(0.04)	(1.11)	(1.15)	14.14	38.80%	28	1.81%	(0.79)%	13.03%	79%
—	(0.43)	(0.43)	11.20	5.12%	25	1.81%	(0.24)%	14.02%	90%
—	(0.37)	(0.37)	11.06	(1.51)%	—	1.81%	—%	2.06%	106%
—	—	—	11.68	13.62%	—	1.81%	—%	27.23%	74%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Opportunistic Fund
Investor Shares
Year Ended August 31, 2022	$16.88	$0.07	(e)	$(3.16)	$(3.09)
Year Ended August 31, 2021	13.78	0.10	(e)	3.06	3.16
Year Ended August 31, 2020	12.83	0.11		0.96	1.07
Year Ended August 31, 2019	15.43	0.13		(1.65)	(1.52)
Year Ended August 31, 2018	14.90	0.04	(e)	1.28	1.32
Institutional Shares
Year Ended August 31, 2022	17.10	0.10	(e)	(3.19)	(3.09)
Year Ended August 31, 2021	13.95	0.14	(e)	3.10	3.24
Year Ended August 31, 2020	12.98	0.13		0.99	1.12
Year Ended August 31, 2019	15.61	0.17		(1.68)	(1.51)
Year Ended August 31, 2018	15.05	0.08	(e)	1.30	1.38
A Shares
Year Ended August 31, 2022	16.95	0.07	(e)	(3.18)	(3.11)
Year Ended August 31, 2021	13.83	0.09	(e)	3.10	3.19
Year Ended August 31, 2020	12.88	0.10		0.96	1.06
Year Ended August 31, 2019	15.48	0.13		(1.65)	(1.52)
Year Ended August 31, 2018	14.95	0.04	(e)	1.28	1.32
C Shares
Year Ended August 31, 2022	16.37	(0.05	)(e)	(3.06)	(3.11)
Year Ended August 31, 2021	13.42	(0.03	)(e)	3.00	2.97
Year Ended August 31, 2020	12.51	0.02		0.92	0.94
Year Ended August 31, 2019	15.07	0.02		(1.60)	(1.58)
Year Ended August 31, 2018	14.65	(0.08	)(e)	1.25	1.17

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.11)	$(0.38)	$(0.49)	$13.30	(18.75)%	$951	1.25%		0.44%	1.77%	260%
(0.06)	—	(0.06)	16.88	22.97%	4,616	1.25%		0.59%	1.77%	265%
(0.12)	—	(0.12)	13.78	8.46%	1,319	1.25%		0.83%	2.01%	240%
(0.15)	(0.93)	(1.08)	12.83	(9.28)%	3,118	1.37	%(f)	0.97%	1.89%	183%
(0.04)	(0.75)	(0.79)	15.43	9.08%	2,097	1.64%		0.25%	1.85%	157%

(0.15)	(0.38)	(0.53)	13.48	(18.53)%	43,336	1.00%		0.68%	1.52%	260%
(0.09)	—	(0.09)	17.10	23.27%	71,356	1.00%		0.85%	1.54%	265%
(0.15)	—	(0.15)	13.95	8.74%	30,697	1.00%		1.03%	1.77%	240%
(0.19)	(0.93)	(1.12)	12.98	(9.10)%	34,492	1.13	%(f)	1.22%	1.64%	183%
(0.07)	(0.75)	(0.82)	15.61	9.45%	45,659	1.35%		0.55%	1.60%	157%

(0.11)	(0.38)	(0.49)	13.35	(18.79)%	1,093	1.25%		0.44%	1.62%	260%
(0.07)	—	(0.07)	16.95	23.05%	1,482	1.25%		0.55%	1.66%	265%
(0.11)	—	(0.11)	13.83	8.37%	1,380	1.25%		0.79%	1.87%	240%
(0.15)	(0.93)	(1.08)	12.88	(9.24)%	1,898	1.37	%(f)	0.98%	1.74%	183%
(0.04)	(0.75)	(0.79)	15.48	9.09%	2,032	1.63%		0.26%	1.70%	157%

(0.02)	(0.38)	(0.40)	12.86	(19.41)%	285	2.00%		(0.31)%	2.52%	260%
(0.02)	—	(0.02)	16.37	22.11%	357	2.00%		(0.20)%	2.56%	265%
(0.03)	—	(0.03)	13.42	7.58%	307	2.00%		0.03%	2.77%	240%
(0.05)	(0.93)	(0.98)	12.51	(9.95)%	343	2.15	%(f)	0.19%	2.64%	183%
—	(0.75)	(0.75)	15.07	8.22%	598	2.41%		(0.52)%	2.60%	157%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
World Energy Fund
Investor Shares
Year Ended August 31, 2022	$8.89	$0.20		$3.62	$3.82
Year Ended August 31, 2021	6.16	0.13		2.71	2.84
Year Ended August 31, 2020	6.71	0.10		(0.51)	(0.41)
Year Ended August 31, 2019	9.49	0.15		(2.82)	(2.67)
Year Ended August 31, 2018	8.06	0.06	(f)	1.41	1.47
Institutional Shares
Year Ended August 31, 2022	8.89	0.23		3.63	3.86
Year Ended August 31, 2021	6.16	0.14		2.72	2.86
Year Ended August 31, 2020	6.72	0.13		(0.53)	(0.40)
Year Ended August 31, 2019	9.51	0.17		(2.83)	(2.66)
Year Ended August 31, 2018	8.07	0.09	(f)	1.42	1.51
A Shares
Year Ended August 31, 2022	8.86	0.20		3.62	3.82
Year Ended August 31, 2021	6.15	0.13		2.70	2.83
Year Ended August 31, 2020	6.70	0.11		(0.52)	(0.41)
Year Ended August 31, 2019	9.49	0.15		(2.83)	(2.68)
Year Ended August 31, 2018	8.06	0.07	(f)	1.41	1.48
C Shares
Year Ended August 31, 2022	8.78	0.13		3.57	3.70
Year Ended August 31, 2021	6.10	0.08		2.67	2.75
Year Ended August 31, 2020	6.64	0.05		(0.51)	(0.46)
Year Ended August 31, 2019	9.39	0.09		(2.79)	(2.70)
Year Ended August 31, 2018	8.00	—	(f)	1.40	1.40

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.
(f)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.19)	$—	$(0.19)	$12.52	43.38%	$25,003	1.15%		1.99%	1.57%	192%
(0.11)	—	(0.11)	8.89	46.49%	6,895	1.15%		1.69%	1.96%	174%
(0.14)	—	(0.14)	6.16	(6.19)%	2,984	1.15%		1.68%	2.18%	191%
(0.11)	—	(0.11)	6.71	(28.27)%	3,079	1.25	%(e)	1.56%	1.68%	145%
(0.04)	—	(0.04)	9.49	18.27%	7,964	1.39%		0.66%	1.56%	130%

(0.22)	—	(0.22)	12.53	43.81%	37,866	0.90%		2.16%	1.34%	192%
(0.13)	—	(0.13)	8.89	46.78%	15,641	0.90%		1.88%	1.69%	174%
(0.16)	—	(0.16)	6.16	(5.91)%	6,254	0.90%		1.82%	1.89%	191%
(0.13)	—	(0.13)	6.72	(28.12)%	11,163	0.97	%(e)	1.88%	1.43%	145%
(0.07)	—	(0.07)	9.51	18.71%	37,696	1.12%		0.97%	1.31%	130%

(0.19)	—	(0.19)	12.49	43.54%	3,170	1.15%		1.88%	1.47%	192%
(0.12)	—	(0.12)	8.86	46.33%	2,216	1.15%		1.54%	1.83%	174%
(0.14)	—	(0.14)	6.15	(6.13)%	1,867	1.15%		1.66%	2.02%	191%
(0.11)	—	(0.11)	6.70	(28.35)%	2,485	1.21	%(e)	1.67%	1.53%	145%
(0.05)	—	(0.05)	9.49	18.37%	6,302	1.34%		0.72%	1.41%	130%

(0.11)	—	(0.11)	12.37	42.42%	4,713	1.90%		1.13%	2.35%	192%
(0.07)	—	(0.07)	8.78	45.25%	3,101	1.90%		0.94%	2.74%	174%
(0.08)	—	(0.08)	6.10	(6.89)%	2,458	1.90%		0.87%	2.91%	191%
(0.05)	—	(0.05)	6.64	(28.82)%	3,688	1.95	%(e)	0.97%	2.43%	145%
(0.01)	—	(0.01)	9.39	17.51%	6,115	2.11%		(0.05)%	2.31%	130%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Hedged Income Fund
Investor Shares
Year Ended August 31, 2022	$10.81	$0.19	$(0.88)	$(0.69)
December 28, 2020(f) through August 31, 2021	10.00	0.14	0.74	0.88
Institutional Shares
Year Ended August 31, 2022	10.82	0.23	(0.91)	(0.68)
December 28, 2020(f) through August 31, 2021	10.00	0.15	0.75	0.90
A Shares
Year Ended August 31, 2022	10.80	0.20	(0.90)	(0.70)
December 28, 2020(f) through August 31, 2021	10.00	0.14	0.74	0.88

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Calculated using average shares.
(c)	Not annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(c)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$(0.19)	$—	$(0.19)	$9.93	(6.47)%	$309	1.35%	1.86%	1.98%	18%
(0.07)	—	(0.07)	10.81	8.79%	1,438	1.35%	1.90%	2.26%	23%

(0.21)	—	(0.21)	9.93	(6.31)%	33,178	1.10%	2.21%	1.69%	18%
(0.08)	—	(0.08)	10.82	9.04%	23,042	1.10%	2.14%	2.01%	23%

(0.19)	—	(0.19)	9.91	(6.51)%	1,785	1.35%	1.94%	1.75%	18%
(0.08)	—	(0.08)	10.80	8.77%	1,709	1.35%	1.88%	2.11%	23%

KPMG LLP
Suite 500
191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Cavanal Hill Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in the Appendix (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2022, the related statements of operations, the statements of changes in net assets, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cavanal Hill Funds investment companies since 1990.

Columbus, Ohio

October 28, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Fund	Financial Statement	Period

U.S. Treasury Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Government Securities Money Market Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Limited Duration Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Moderate Duration Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Bond Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Strategic Enhanced Yield Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Four years ended August 31, 2022 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Ultra Short Tax-Free Income Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Four years ended August 31, 2022 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Mid Cap Diverse Leadership Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Opportunistic Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

World Energy Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Two years ended August 31, 2022.
	Financial Highlights	Five years ended August 31, 2022.

Hedged Income Fund
	Statement of Operations	Year ended August 31, 2022.
	Statements of Changes in Net Assets	Year ended August 31, 2022 and for the period December 28, 2020 (commencement of operations) through August 31, 2021.
	Financial Highlights	Year ended August 31, 2022 and for the period December 28, 2020 (commencement of operations) through August 31, 2021

Additional Fund Information (Unaudited)

August 31, 2022

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2022, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2022, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Limited Duration Fund	0.13819	0.01139	0.14958	0.15793	0.01301	0.17094	0.13672	0.01126	0.14798
Bond Fund	0.18548	0.00566	0.19114	0.20744	0.00633	0.21377	0.18543	0.00566	0.19109
Strategic Enhanced Yield Fund	0.25890	0.01189	0.27079	0.27873	0.01280	0.29153	0.25547	0.01173	0.26720

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. 'Final 2022 tax information for the Funds will be mailed to shareholders next year by January 31, 2023. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:

For the year ended August 31, 2022, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2022 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2022, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Mid Cap Diverse Leadership Fund	22.71%
Opportunistic Fund	52.89%
World Energy Fund	96.06%
Hedged Income Fund	12.78%

For the year ended August 31, 2022, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Mid Cap Diverse Leadership Fund	22.71%
Opportunistic Fund	65.77%
World Energy Fund	100.00%
Hedged Income Fund	18.61%

The Ultra Short Tax-Free Income Fund designated $26,555 of its income distributions as tax-exempt distributions for the year ended August 31, 2022.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2022:

Fund*	Amount
Government Securities Money Market Fund	$399
Mid Cap Diverse Leadership Fund	102,348
Opportunistic Fund	1,109,272

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2022, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Mid Cap Diverse Leadership Fund	$81,838
Opportunistic Fund	613,642

Additional Fund Information (Unaudited)	Continued

August 31, 2022

For the year ended August 31, 2022, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$964,434
Government Securities Money Market Fund	4,399,059
Limited Duration Fund	1,124,802
Moderate Duration Fund	341,322
Bond Fund	2,124,113
Strategic Enhanced Yield Fund	462,293
Ultra Short Tax-Free Income Fund	233
Mid Cap Diverse Leadership Fund	75
Opportunistic Fund	204,734
World Energy Fund	43,659
Hedged Income Fund	1,906

Additional Fund Information (Unaudited)	Continued

August 31, 2022

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (the “Adviser”) was formally considered and approved by the Board of Trustees at a meeting held on July 28, 2022. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. In connection with such approval, the Trustees reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds for advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Adviser’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds.

The Cavanal Hill Government Securities Money Market Fund ended the period at $2,238,371,304.27, up 13% from a year earlier; the Cavanal Hill US Treasury Fund totaled $938,797,371.77, down 8%. Lipper peer group rankings for the Cavanal Hill Government Securities Money Market Fund were as follows: Administrative Class, 65; Institutional Class, 60; Premium Class, 57; Select Class, 47. Peer rakings for the Cavanal Hill US Treasury Fund were as follows: Administrative Class, 96; Institutional Class, 75; Select Class, 61; and Service Class, 81.

The Limited Duration Fund Institutional share class was in the 79th percentile in its peer group for the one-year period. The relatively conservative positioning of the fund was mildly positive for the fund. However, the duration was mildly longer than peers, hurting performance in a rising rate environment. The Moderate Duration Fund Institutional share class was in the 86th percentile in its peer group for the oneyear period. The fund's duration, by design, is at the very high end of its peer group. This was the main reason for underperformance during the past year. The Bond Fund Institutional share class was in the 51st percentile for the one-year period. The fund was conservatively positioned, but the strong performance of credit over the first 3 quarters of the year was enough to outweigh the shorter than peer duration. The Strategic Enhanced Yield Fund Institutional share class was in the 46th percentile for the one-year period. Though the fund was hindered by its longer duration versus peers during the time period, its relatively conservative credit positioning allowed it to keep pace with peers. The Ultra Short Tax-Free Income Fund was in the 20th percentile (28/140) of the Lipper Short Municipal Fund group for the year. The Fund's outperformance was due to the short duration; the investment mix of variable rate demand notes (VRDNs) and fixed rate paper positively impacted performance, as rates in the short end of the muni market rose dramatically beginning in 2022.

The Institutional class shares of the Opportunistic Fund was in the 91st percentile its peer group for the one-year period. As of May 31, 2022, the Institutional class shares of the World Energy Fund had a Morningstar percentile ranking of 70th for the one-year period. The Fund was the 7% Fund in the category for both the 3- and 5-year periods. Note that Lipper does not have an Energy category, so we compare Fund performance to the Morningstar Energy category. As of May 31, 2022, the fund was a 5-star Morningstar fund. The Mid Cap Diverse Leadership Fund's out-performance is relative to the Mid Cap Core Lipper peer group. Highly volatile, low-quality, small-cap stocks produced some of the lowest returns over the one-year period ended May 31, 2022 due to concerns over a slowing economy, rising inflation, and less fiscal and monetary support from government's worldwide. Speculative names that had been bolstered by the workfrom-home environment seen during the COVID-19 lockdowns also sold off as restrictions were lifted and people returned to workplaces. The fund was positioned in, generally speaking, higher quality, less volatile stocks compared to the Lipper peer group where many peers have greater exposure to small caps and lower quality stocks. The fund's more conservative approach and lack of small cap stocks during this period added to performance, especially in Q4 2021 and in the market sell-off in Ql of 2022. The institutional share class ranks at the 20th percentile for the 1-year period. As of May 31, 2022, the fund was a 4-star Morningstar fund.

The Hedged Income Fund YTD return as of 5/31/22 was -1.1%, which compared to a benchmark return (CBOE S&P 500 BuyWrite Monthly Index) of 2.5%. The Fund's cyclical bias, lack of ownership of the five largest stocks, and puts (relative to the benchmark which does not own any), all detracted from performance during the first six months of the year. These same factors were in turn, additive to performance for the final six months of the year. This unfavorable performance comparison is to be expected given the fast-rising rally in equity markets YTD which included few pullbacks. Over the years, the Funds have received numerous Lipper Fund Awards in recognition of outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Funds was within an acceptable range.

Additional Fund Information (Unaudited)	Continued

August 31, 2022

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. The investment advisory fees, net of waivers and expenses, with respect to the Funds, were equal to or below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. The investment advisory fees, net of waivers and expenses, with respect to the Funds, were equal to or below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Additional Fund Information (Unaudited)	Continued

August 31, 2022

OPERATION AND IMPLEMENTATION OF THE LIQUIDITY RISK MANAGEMENT PROGRAM

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Cavanal Hill Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust, exclusive of the money market funds (each a “Fund” and collectively the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. Liquidity risk is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the Program and the designation of the Cavanal Hill Liquidity Risk Management Oversight Committee as the Administrator of the Program, subject to the oversight of the Board. The Cavanal Hill Liquidity Risk Management Oversight Committee includes investment, compliance and administration representatives.

The Administrator provided its annual report, dated June 1, 2022 (“Liquidity Report”), to the Board in board meeting materials for the Trust’s July 28, 2022 board meeting. The Liquidity Report assessed the adequacy and effectiveness of the Program. The Liquidity Report addressed the key components of the Program, including (i) the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions (including market volatility related to COVID-19), (ii) short-term and long-term cash flow projections, (iii) any liquidity events or applicable highly liquid investment minimums and (iv) classification of portfolio holdings into one of four liquidity categories. The Administrator also reported on filings of Forms N-PORT and N-Liquid with the SEC, including confirmation that none of the Funds exceeded the 15% illiquid security limit.

As reflected in the Liquidity Report, the Program is operating as intended and is an effective tool in implementing the requirements of the Liquidity Rule. Each Fund’s liquidity risk continues to be appropriate in light of the Fund’s investment objective and strategies. No changes to the Program were recommended.

Additional Fund Information (Unaudited)	Continued

August 31, 2022

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	10.6%
Repurchase Agreements	81.3%
Investment Companies	8.3%
Liabilities in excess of other assets	(0.2)%
Total	100.0%

Government Securities Money Market Fund:

Security Allocation	Percentage of Net Assets
U.S. Government Agency Securities	23.6%
U.S. Treasury Obligations	32.2%
Repurchase Agreements	37.5%
Investment Companies	6.7%
Total	100.0%

Limited Duration Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	34.4%
Mortgage Backed Securities	32.5%
Corporate Bonds	12.5%
Taxable Municipal Bonds	3.5%
U.S. Government Agency Securities	6.0%
U.S. Treasury Obligations	7.0%
Investment in Affiliates	3.7%
Other assets in excess of liabilities	0.4%
Total	100.0%

Moderate Duration Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	16.4%
Mortgage Backed Securities	12.2%
Corporate Bonds	24.9%
Taxable Municipal Bonds	11.0%
U.S. Government Agency Securities	6.8%
U.S. Treasury Obligations	24.1%
Investment in Affiliates	4.1%
Other assets in excess of liabilities	0.5%
Total	100.0%

Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	12.8%
Mortgage Backed Securities	10.9%
Corporate Bonds	23.8%
Taxable Municipal Bonds	9.8%
U.S. Government Agency Securities	11.3%
U.S. Treasury Obligations	26.1%
Investment in Affiliates	5.0%
Other assets in excess of liabilities	0.3%
Total	100.0%

Strategic Enhanced Yield Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	15.9%
Mortgage Backed Securities	43.8%
Corporate Bonds	26.9%
U.S. Treasury Obligations	8.7%
Investment in Affiliates	4.5%
Other assets in excess of liabilities	0.2%
Total	100.0%

Ultra Short Tax-Free Income Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	103.4%
Investment in Affiliates	0.1%
Liabilities in excess of other assets	(3.5)%
Total	100.0%

Mid Cap Diverse Leadership Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	98.3%
Investment in Affiliates	1.7%
Total	100.0%

Opportunistic Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	92.2%
Investment in Affiliates	7.7%
Other assets in excess of liabilities	0.1%
Total	100.0%

World Energy Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	91.3%
Corporate Bonds	5.4%
Investment Companies	2.1%
Investment in Affiliates	1.0%
Other assets in excess of liabilities	0.2%
Total	100.0%

Hedged Income Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	97.1%
Purchased Options	2.2%
Investment in Affiliates	2.7%
Liabilities in excess of other assets	(2.0)%
Total	100.0%

Additional Fund Information (Unaudited)	Continued

August 31, 2022

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Officers
Bill King (1959)	President, Assistant Secretary	Indefinite, 5/20 — Present	From 2016 to present, President and CEO of Cavanal Hill Distributors, Inc. Since 2013, national sales manager of Cavanal Hill Investment Management, Inc.	N/A	N/A

Denise Lewis (1963)	Treasurer	Indefinite, 7/22 — Present	From 08/20 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Vice President and Secretary	Indefinite, 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF, NA.	N/A	N/A

For interested officers, Mr. King and Ms. Briggs, positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)

BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management and BOK Financial Private Wealth, Inc., and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

Additional Fund Information (Unaudited)	Continued

August 31, 2022

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During the Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	11	N/A

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company; Shareholder, McAfee & Taft	11	N/A

Interested Trustees:
Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF; from 1991 to present, CEO, BOK Financial Securities, Inc.	11	N/A

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the parent of Cavanal Hill Distributors, Inc. (“CHD”) and the indirect parent of Cavanal Hill Investment Management, Inc. (“CHIM”). Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management, Inc. and BOK Financial Private Wealth, and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

Additional Fund Information (Unaudited)	Continued

August 31, 2022

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22 - 8/31/22	Expense Ratio During Period* 3/1/22 - 8/31/22
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,002.00	$2.62	0.52%
Service Shares	1,000.00	1,003.00	1.62	0.32%
Institutional Shares	1,000.00	1,003.40	1.16	0.23%
Select Shares	1,000.00	1,003.70	0.81	0.16%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,002.70	2.07	0.41%
Institutional Shares	1,000.00	1,003.70	1.16	0.23%
Select Shares	1,000.00	1,004.00	0.81	0.16%
Premier Shares	1,000.00	1,003.80	1.06	0.21%
Limited Duration Fund
Investor Shares	1,000.00	964.70	4.51	0.91%
Institutional Shares	1,000.00	965.70	3.42	0.69%
A Shares	1,000.00	964.60	4.65	0.94%
Moderate Duration Fund
Investor Shares	1,000.00	942.40	3.62	0.74%
Institutional Shares	1,000.00	944.60	2.40	0.49%
A Shares	1,000.00	943.40	3.62	0.74%
Bond Fund
Investor Shares	1,000.00	920.20	3.58	0.74%
Institutional Shares	1,000.00	921.20	2.37	0.49%
A Shares	1,000.00	920.20	3.58	0.74%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	934.80	4.93	1.01%
Institutional Shares	1,000.00	934.90	3.71	0.76%
A Shares	1,000.00	934.80	4.93	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	996.50	3.02	0.60%
Institutional Shares	1,000.00	997.50	1.76	0.35%
A Shares	1,000.00	997.50	3.02	0.60%
Mid Cap Diverse Leadership Fund
Investor Shares	1,000.00	929.50	5.16	1.06%
Institutional Shares	1,000.00	930.50	3.94	0.81%
A Shares	1,000.00	929.10	5.15	1.06%
C Shares	1,000.00	925.80	8.79	1.81%
Opportunistic Fund
Investor Shares	1,000.00	877.90	5.92	1.25%
Institutional Shares	1,000.00	879.30	4.74	1.00%
A Shares	1,000.00	877.70	5.92	1.25%
C Shares	1,000.00	874.20	9.45	2.00%
World Energy Fund
Investor Shares	1,000.00	1,104.40	6.10	1.15%
Institutional Shares	1,000.00	1,104.70	4.77	0.90%
A Shares	1,000.00	1,103.60	6.10	1.15%
C Shares	1,000.00	1,100.00	10.06	1.90%

Additional Fund Information (Unaudited)	Continued

August 31, 2022

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22 - 8/31/22	Expense Ratio During Period* 3/1/22 - 8/31/22
Hedged Income Fund
Investor Shares	1,000.00	971.40	6.71	1.35%
Institutional Shares	1,000.00	971.50	5.47	1.10%
A Shares	1,000.00	971.20	6.71	1.35%

*	Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Additional Fund Information (Unaudited)	Continued

August 31, 2022

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expense may not be used to estimate actual ending account balance or expense you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22 - 8/31/22	Expense Ratio During Period* 3/1/22 - 8/31/22
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,022.58	$2.65	0.52%
Service Shares	1,000.00	1,023.59	1.63	0.32%
Institutional Shares	1,000.00	1,024.05	1.17	0.23%
Select Shares	1,000.00	1,024.40	0.82	0.16%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,023.14	2.09	0.41%
Institutional Shares	1,000.00	1,024.05	1.17	0.23%
Select Shares	1,000.00	1,024.40	0.82	0.16%
Premier Shares	1,000.00	1,024.15	1.07	0.21%
Limited Duration Fund
Investor Shares	1,000.00	1,020.62	4.63	0.91%
Institutional Shares	1,000.00	1,021.73	3.52	0.69%
A Shares	1,000.00	1,020.47	4.79	0.94%
Moderate Duration Fund
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.74	2.50	0.49%
A Shares	1,000.00	1,021.48	3.77	0.74%
Bond Fund
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.74	2.50	0.49%
A Shares	1,000.00	1,021.48	3.77	0.74%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,020.11	5.14	1.01%
Institutional Shares	1,000.00	1,021.37	3.87	0.76%
A Shares	1,000.00	1,020.11	5.14	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,022.18	3.06	0.60%
Institutional Shares	1,000.00	1,023.44	1.79	0.35%
A Shares	1,000.00	1,022.18	3.06	0.60%
Mid Cap Diverse Leadership Fund
Investor Shares	1,000.00	1,019.86	5.40	1.06%
Institutional Shares	1,000.00	1,021.12	4.13	0.81%
A Shares	1,000.00	1,019.86	5.40	1.06%
C Shares	1,000.00	1,016.08	9.20	1.81%
Opportunistic Fund
Investor Shares	1,000.00	1,018.90	6.36	1.25%
Institutional Shares	1,000.00	1,020.16	5.09	1.00%
A Shares	1,000.00	1,018.90	6.36	1.25%
C Shares	1,000.00	1,015.12	10.16	2.00%
World Energy Fund
Investor Shares	1,000.00	1,019.41	5.85	1.15%
Institutional Shares	1,000.00	1,020.67	4.58	0.90%
A Shares	1,000.00	1,019.41	5.85	1.15%
C Shares	1,000.00	1,015.63	9.65	1.90%

Additional Fund Information (Unaudited)	Concluded

August 31, 2022

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22 - 8/31/22	Expense Ratio During Period* 3/1/22 - 8/31/22
Hedged Income Fund
Investor Shares	1,000.00	1,018.40	6.87	1.35%
Institutional Shares	1,000.00	1,019.66	5.60	1.10%
A Shares	1,000.00	1,018.40	6.87	1.35%

*	Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Ann-08/22

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees	$172,175	$179,300
(b) Audit-Related Fees	$42,000	$40,000
(c) Tax Fees*	$59,355	$55,590
(d) All Other Fees	$-	$-

*	Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

4(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

4(e)(2)

2022 – 0%

2021 – 0%

4(f) Not Applicable

4(g)

2022 – $101,355

2021 – $95,590

4(h) Not Applicable

4(i) Not Applicable

4(j) Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1).	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Cavanal Hill Funds

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date        October 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date        October 28, 2022

By (Signature and Title)*	/s/ Denise Lewis
Denise Lewis, Treasurer (Principal Financial Officer)

Date        October 28, 2022